UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Oragenics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

July 13, 2020

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Oragenics, Inc., which will be held on August 21, 2020, beginning at 9:00 a.m., Eastern Time. The meeting will be held at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602. The purpose of the meeting is to consider and vote upon the proposals explained in the accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement.

A formal notice describing the business to come before the meeting, a proxy statement and a proxy card are enclosed. We have also enclosed our 2019 Annual Report on Form 10-K for your review, which contains detailed information concerning our financial performance and activities during 2019.

It is important that your shares be represented at the Annual Meeting of Shareholders. Whether or not you plan to attend the annual meeting in person, please vote your shares by completing, signing and dating the enclosed proxy card, and returning it in the enclosed, postage-paid envelope. If you later decide to attend the annual meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the annual meeting, you may do so and your proxy will have no further effect.

Sincerely,

/s/ Alan Joslyn
Alan Joslyn
President and Chief Executive Officer

Enclosures

ORAGENICS, INC.

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 21, 2020

Notice is hereby given to the shareholders of Oragenics, Inc., a Florida Corporation (the “Company”) that the 2019 Annual Meeting of Shareholders of the Company (including any postponements or adjournments thereof, the “Annual Meeting”) will be held at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 on August 21, 2020, at 9:00 a.m., local time, for the following purposes:

(i)	To elect six (6) Directors of the Company to serve until the next Annual Meeting of Shareholders;
(ii)	To conduct a non-binding advisory vote on executive compensation;
(iii)	To approve the issuance of up to 9,200,000 shares of Common Stock upon the exercise of the NTI Transaction Warrants;
(iv)	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2020; and
(v)	To transact such other business as may properly come before the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting of Shareholders. Information relating to the Annual Meeting of Shareholders and matters to be considered and voted upon at the Annual Meeting of Shareholders are set forth in the attached Proxy Statement.

Only those shareholders of record at the close of business on July 2, 2020, are entitled to notice of and to vote at the Annual Meeting of Shareholders. A complete list of shareholders entitled to vote at the Annual Meeting of Shareholders will be available for examination by any shareholder at the Annual Meeting of Shareholders and for a period of ten days prior thereto at the executive offices of the Company in Tampa, Florida.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael Sullivan
Tampa, Florida	MICHAEL SULLIVAN
July 13, 2020	Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON AUGUST 21, 2020.

This Proxy Statement and our 2019 Annual Report on Form 10-K for the year ended December 31, 2019, which was filed on March 4, 2020, with the Securities and Exchange Commission, except for exhibits, are available at: www.oragenics.com/annual-report.html.

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ORAGENICS, INC.

PROXY STATEMENT

FOR HOLDERS OF COMMON STOCK

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 21, 2020

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished to shareholders, of Oragenics, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors from shareholders for use at the 2019 Annual Meeting of Shareholders to be held at 9:00 a.m. local time at the offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 on August 21, 2020 (including any postponements or adjournments thereof, the “Annual Meeting”).

The Annual Meeting will be held for the following purposes:

(i)	To elect six (6) Directors of the Company to serve until the next Annual Meeting of Shareholders;
(ii)	To conduct a non-binding advisory vote on executive compensation;
(iii)	To approve the issuance of up to 9,200,000 shares of Common Stock upon the exercise of the NTI Transaction Warrants;
(iv)	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2020; and
(v)	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about July 13, 2020.

Record Date and Voting Securities

Only shareholders of record of the Company at the close of business on July 2, 2020 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting of Shareholders. On the Record Date, there were 55,362,803 shares of common stock issued and outstanding (“Common Stock”). Each share of Common Stock is entitled to one vote for each share of Common Stock held. In addition, on the Record Date we had the following shares of Preferred Stock outstanding:

●	9,417,000 shares of Series A Non-Voting, Convertible Preferred Stock, convertible into 941,700 shares of Common Stock;
●	6,600,000 shares of Series B Non-Voting, Convertible Preferred Stock convertible into 1,320,000 shares of Common Stock; and
●	133.483 shares of Series C Non-Voting, Non-Convertible Preferred Stock.

Notwithstanding the Record Date specified above, the Company’s stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

Quorum Requirement

The holders of record of a majority of the votes of Common Stock entitled to be voted at the Annual Meeting of Shareholders, present in person or by proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter. A broker non-vote is when a brokerage firm or bank holding shares of record for their customers in street name does not receive specific instructions from their customers, as the beneficial owners, and the brokerage firm or bank advises that it lacks discretionary voting authority on a particular proposal and has not received instructions from the beneficial owner.

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Vote Required

PROPOSAL I: Election of Directors. The election of six Directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting of Shareholders. With respect to the election of Directors, shareholders may (i) vote “for” each of the nominees, (ii) withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote for the other nominees. Because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote and are running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the shareholder vote. Votes that are withheld or a broker non-vote will have no effect on the outcome of the election of Directors.

PROPOSAL II: To conduct an advisory vote on executive compensation. The proposal regarding the approval, on an advisory basis, of the Company’s executive compensation requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting of Shareholders.

PROPOSAL III: To consider and vote on a proposal to approve the issuance of up to 9,200,000 shares of Common Stock upon the exercise of certain warrants (the “NTI Transaction Warrants”) issued in connection with a stock purchase agreement completed by the Company on May 1, 2020 to acquire Noachis Terra Inc. (“NTI”). The proposal regarding the issuance of up to 9,200,000 shares of Common Stock upon the exercise of the NTI Transaction Warrants requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting of Shareholders, which vote shall exclude the 9,200,000 shares of Common Stock issued to the NTI shareholder in connection with the NTI acquisition on May 1, 2020 (the “NTI Transaction Common Stock”).

PROPOSAL IV: Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2020. Approval requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting and entitled to vote on the proposal. Abstentions will not be counted in the ratification of the selection of independent auditors and will have no effect on the outcome of the selection of the independent auditors. The ratification of accountants is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote your shares:

●	“FOR” the nominees listed in Proposal I below;

●	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement,

●	“FOR” the approval of the issuance of up to 9,200,000 shares of Common Stock upon the exercise of the NTI Transaction Warrants; and

●	“FOR” the ratification the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2020.

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Voting

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting of Shareholders, and not revoked, will be voted at the annual meeting in accordance with the instructions indicated. If you submit a proxy and do not make voting selections, the shares represented by that proxy will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting of Shareholders, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. To the extent permitted by Rule 14a-4(c) of the Securities and Exchange Commission, the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting of Shareholders that were not submitted to the Company within a reasonable time prior to the mailing of these proxy materials. At the time this proxy statement was mailed, we were unaware of any matters proposed to be acted on at the Annual Meeting of Shareholders other than those discussed in this proxy statement.

Shareholders of record — If your shares are registered directly in your name with Oragenics’ transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and Annual Report have been sent directly to you. As a shareholder of record, you may instruct the proxy holders how to vote your shares by completing, signing, dating and returning the proxy card in the postage pre-paid envelope provided. Proxy cards submitted by mail must be received by the time of the Annual Meeting of Shareholders in order for your shares to be voted. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board. You may also vote by proxy via telephone by calling Georgeson toll free 1-866-431-2096 in the United States or 1-781-575-2137 if outside the United States and following the recorded instructions.

If you attend the Annual Meeting of Shareholders, you may also submit your vote in person, and any previous votes that you submitted, will be superseded by the vote that you cast at the Annual Meeting of Shareholders. If you plan to attend the annual Meeting of Shareholders, please bring proof of identification for entrance to the annual Meeting of Shareholders.

Beneficial owners — Many Oragenics shareholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Annual Meeting of Shareholders proxy materials have been forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the shareholder of record. As a beneficial owner, you have the right to direct your broker, trustee or other nominee on how to vote your shares, and you will receive instructions from them that you must follow in order to have your shares voted. The instructions from your broker, bank or other nominee will indicate if Internet and telephone voting are available, and if they are available, will provide details regarding Internet and telephone voting.

Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting of Shareholders unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting of Shareholders.

Changing Vote; Revocability of Proxies

Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting of Shareholders.

Shareholders of record — If you are a shareholder of record, you may change your vote (1) by delivering to us (Attention: Corporate Secretary, 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634), prior to your shares being voted at the Annual Meeting of Shareholders, a later dated written notice of revocation or a duly executed proxy card, or (2) by attending the Annual Meeting of Shareholders and voting in person (although attendance at the Annual Meeting of Shareholders will not, by itself, revoke a proxy). A shareholder of record that has voted on the Internet or by telephone may also change his or her vote by subsequently making a timely and valid later Internet or telephone vote.

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Beneficial owners — If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or nominee, or (2) if you have obtained a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting of Shareholders and voting in person.

Effect of Not Casting Your Vote

Shareholders of record — If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting of Shareholders.

Beneficial owners — If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal I); to conduct a non-binding advisory vote on executive compensation (Proposal II), the approval of the issuance of up to 9,200,000 shares of Common Stock upon the exercise of the NTI Transaction Warrants (Proposal III), since those are considered non-routine proposals under applicable NYSE American LLC (“NYSE American”) rules. Under the rules if you do not instruct your broker, bank or other nominee in a timely fashion how to vote your shares (so-called “broker non-votes”) the broker or nominee can vote your shares as it sees fit only on matters that are determined to be routine, and not on any other proposal. The proposal for ratification of the auditors (Proposal IV) is considered to be a routine proposal under NYSE American rules and your nominee can vote on such proposal even if it does not receive voting instructions from you. However, your nominee cannot vote on Proposal I, Proposal II, or Proposal III without your voting instructions. Please be sure to give specific voting instructions so that your vote can be counted.

Expenses of Solicitation

We will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of the Proxy Materials, the Notice, and any additional materials furnished to shareholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. We have retained Georgeson, LLC to assist in the distribution of proxy materials and the solicitation of votes by mail, facsimile or email from brokerage firms, banks, broker-dealers or other similar organizations for the Annual Meeting for a fee of $10,000, plus additional fees based on the amount and types of services rendered and reimbursement of reasonable expenses. Georgeson may be contacted toll free at 1-866-431-2096 or 1-781-575-2137 if calling from outside of the United States. Solicitation of proxies by mail may also be supplemented by one or more of telephone, email, telegram, facsimile, or personal solicitation by our Directors, officers, or regular employees. No additional compensation will be paid for such services.

Shareholder Proposals to Be Presented at Next Annual Meeting of Shareholders

Requirements for shareholder proposals to be considered for inclusion in Oragenics’ proxy materials. Shareholders interested in submitting a proper proposal for inclusion in the proxy materials for our next annual meeting may do so by submitting such proposal in writing to our offices located at 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634, Attn: Corporate Secretary. To be eligible for inclusion, stockholder proposals must be received by us not less than 120 days before the one year anniversary on which Oragenics’ first mailed its proxy statement to shareholders in connection with the previous year’s annual meeting of shareholders, which will be March 15, 2021 for the next annual meeting, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided, however, that in the event that the date of the annual meeting has been changed more than 30 days from the one year anniversary of the date of the previous year’s meeting, then the deadline for receipt of notice by the shareholder is within a reasonable time before the Company begins to print and send its proxy materials in order to be eligible for inclusion in the Company’s Proxy Statement and Proxy relating to that meeting.

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Requirements for shareholder business or nominations to be brought before Oragenics’ annual meetings. Our bylaws do not establish an advance notice procedure for shareholders who wish to present certain matters, including nominations of persons for election to the Board and shareholder proposals not included in our proxy statement, to be brought before an annual meeting of shareholders. Shareholder proposals, including the nomination of a person for election to the Board, brought before the meeting should consider including, among other things: information as follows: (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder submitting the proposal, (iii) the number of shares that are beneficially owned by such shareholder, (iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and (viii) any other information that may be required by applicable rules and regulations of the Commission.

Shareholders may also submit a recommendation (as opposed to a formal nomination) for a candidate for membership on our Board by following the procedures set forth in “Corporate Governance —Meetings of the Board of Directors — Shareholder Recommendation of Nominees.”

Delivery of Proxy Materials to Shareholders

If you share an address with another shareholder, each shareholder may not receive a separate copy of the Notice or Proxy Materials. Shareholders may request to receive a separate copy of the Notice or Proxy Materials, by writing to Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634, Attention: Corporate Secretary or calling 813-286-7900. Alternatively, shareholders who share an address and receive multiple copies of the Notice or Proxy Materials may request to receive a single copy by following the same instructions.

You may also request additional copies from our proxy solicitor, Georgeson, LLC, or Georgeson, using the following contact information: 1290 Avenue of the Americas, 9th Floor, New York, NY 10104; 1-866- 431-2096 or 1-781-575-2137 if calling from outside of the United States.

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PROPOSAL I ELECTION OF DIRECTORS

Nominees

The Board of Directors currently is comprised of six Board members including Dr. Frederick W. Telling, Robert C. Koski, Charles L. Pope, Dr. Alan Dunton, Kimberly M. Murphy and Dr. Alan Joslyn. All of our existing Directors are nominated for re-election at the Annual Meeting of Shareholders. If elected, each of the Directors will hold office until the next annual meeting of shareholders and until their successor is elected and qualified, or as otherwise provided by the Company’s Bylaws or by Florida law.

If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

●	designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

●	allow the vacancy to remain open until a suitable candidate is located and nominated; or

●	adopt a resolution to decrease the authorized number of Directors.

Vote Required and Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH DIRECTOR NOMINEE.

If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting of Shareholders.

Information About Nominees

Information about each nominee as of July 2, 2020 is set forth below:

Name	Age	Position
Dr. Frederick W. Telling, Ph.D.	68	Chairman and Director
Alan Joslyn, Ph.D.	61	President, Chief Executive Officer and Director
Robert C. Koski	61	Director
Charles L. Pope	68	Director
Dr. Alan W. Dunton, M.D.	65	Director
Kimberly M. Murphy	57	Director

Directors of the Company

Dr. Frederick W. Telling. Dr. Telling was elected Chairman of the Board of Directors on February 4, 2011. He has served as a Director since June 2010. Dr. Telling retired from Pfizer Inc. in June 2007 after 30 years of service. At Pfizer Dr. Telling served as its Corporate Vice President and Vice President of Corporate Strategic Planning and Policy. Dr. Telling also serves on the Boards of various civic and non-profit organizations. Dr. Telling holds a B.A. degree in History and Economics from Hamilton College and a MA degree in Industrial and Labor Relations and a PhD in Economics and Public Policy from Cornell University.

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Dr. Telling brings to our Board an extensive array of business and industry experience as well as experience as a Director of public companies.

Alan F. Joslyn, Ph.D. Dr. Joslyn has served as a Director of our company since June 2016. Since 2009 he has served as Board member of Synergy Pharmaceuticals (NASDAQ: SGYP). Since 2014, Dr. Joslyn has been a partner in Lazarus Pharmaceuticals, LL. From March 2010 to April 2014, Dr. Joslyn served as CEO and a Director of Sentinella Pharmaceuticals and from August 2009 to October 2012 as CEO and Director of Edusa Pharmaceuticals, both privately held biotechnology companies. From March 2007 to March 2009, Dr. Joslyn served as President and Chief Executive Officer of Mt. Cook Pharma and as Senior Vice President of Research & Development at Penwest Pharmaceuticals from 2004 to 2007. From 1995 to 2004, Dr. Joslyn held a number of leadership positions within Johnson & Johnson focusing on development of gastroenterology products including Propulsid®, Motilium®, Aciphex® and prucalopride. Dr. Joslyn received his B.S. in medicinal chemistry, B.A. in biology and Ph.D. in biochemical pharmacology from the State University of New York at Buffalo.

Dr. Joslyn brings to our Board over two decades of experience in the pharmaceutical industry and extensive expertise in gastroenterology and infectious disease product development.

Charles L. Pope. Mr. Pope has served as a Director since June 2010. Mr. Pope served as the Chief Financial Officer of Palm Bancorp, Inc. from June 2009 to June 2012. From September 2007 through June 2009, Mr. Pope served as the Chief Financial Officer of Aerosonic Inc., a manufacturer of aviation products. Mr. Pope served as the Chief Financial Officer of Reptron Inc., a manufacturer of electronic products, from March 2005 through June 2007. From March 2002 to March 2005, Mr. Pope served as Chief Financial Officer of SRI/Surgical Express, Inc. From February 2001 to March 2002, Mr. Pope served as Chief Financial Officer of Innovaro, Inc. (formerly UTEK Corporation NYSE AMERICAN: INV) a public company. Mr. Pope served as a director of Innovaro, Inc. from March 2010 to August 2012. Mr. Pope also served as a Director of Inuvo, Inc. from July 2008 through July 2018. Prior to this time, Mr. Pope served as a Partner in the Audit and Financial Advisory Consulting Divisions of PricewaterhouseCoopers LLP, and he was also a Partner in the Accounting and SEC Directorate in PricewaterhouseCoopers LLP’s New York City office. Mr. Pope holds a B.S. degree in Economics and Accounting from Auburn University and is a Certified Public Accountant in Florida.

Mr. Pope brings to our Board over three decades of experience in the finance and accounting fields. In addition, Mr. Pope also has experience serving as a Director of public companies.

Dr. Alan W. Dunton. Dr. Dunton has served as a Director of Oragenics, Inc. since April 2011. He is the principal owner of Danerius, LLC, a biotechnology consulting company which he founded in 2006. In addition to Oragenics, he is currently a Director of the public biotechnology company, Palatin, Inc. (AMEX: PTN), CorMedix (NASDAQ: CRMD) and Regeneus (ASX: RGS). Dr. Dunton is also a member of the Board of Members or Directors of Cytogel Pharma, a privately-held firm in Darien, Connecticut. He previously served as a Director of Sancilio and Company, MediciNova and Targacept, Inc. Dr. Dunton is also a member of the Board of Director of CorMedix, Inc. (CRMD), a publicly traded biotechnology company in Berkeley Heights, New Jersey since March 2019. Dr. Dunton has held significant senior positions in major pharmaceutical companies. Most recent was from November 2015 through March 2018 as the Senior Vice President of Research, Development and Regulatory Affairs of Purdue Pharma L.P., a private pharmaceutical company. From January 2007 until March 2009, Dr. Dunton served as President and Chief Executive Officer of Panacos Pharmaceuticals, Inc. He was the non-Executive Chairman and Director of EpiCept, Inc. (OTC MKTS: EPCT) a public biotechnology company developing products for cancer, pain and inflammatory conditions. In 2005, Dr. Dunton served as the Non-Executive Chairman of the Board of Directors of ActivBiotics, Inc., a private biopharmaceutical company. Previously, he was the President and Chief Executive Officer of Metaphore Pharmaceuticals, Inc. from 2003 until 2006, when it merged with ActivBiotics. From 2004 until 2005, Dr. Dunton served as a member of the board of directors of Vicuron Pharmaceuticals until it was acquired by Pfizer, Inc. In 2002, Dr. Dunton served as President, Chief Operating Officer and a director of Emisphere Technologies, Inc., a biopharmaceutical company. From 1994 to 2001, Dr. Dunton was a senior executive in various capacities in the Pharmaceuticals Group of Johnson & Johnson. From 1999 to 2001, Dr. Dunton was President and Managing Director of The Janssen Research Foundation, a Johnson & Johnson company. From 1998 to 1999, he served as Group Vice President of Global Clinical Research and Development of Janssen. Prior to joining Janssen, Dr. Dunton was Vice President of Global Clinical Research and Development at the R.W. Johnson Pharmaceutical Research Institute, also a Johnson & Johnson company. Prior to joining Johnson & Johnson, Dr. Dunton held positions in clinical research and development at Syntex Corporation, CIBA-GEIGY Corporation and Hoffmann La Roche Inc. Dr. Dunton holds a MD degree from New York University School of Medicine, where he completed his residency in internal medicine. He also was a Fellow in Clinical Pharmacology at the New York Hospital/Cornell University Medical Center.

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Dr. Dunton brings to our Board a significant depth of experience in the pharmaceutical industry that will be invaluable to the Company as we continue to develop biotechnology assets.

Robert C. Koski. Mr. Koski has served as a Director since June 2009. Mr. Koski has practiced as an attorney with the Koski Firm, a sole proprietorship located in Atlanta, Georgia since 1992, where his practice includes litigation and tax law. Mr. Koski has also served as a partner in the Koski Family Limited Partnership, which beneficially owns an interest in the Company, and as a director of the Koski Family Foundation since December 1996. Mr. Koski holds a B.A. degree in Philosophy and English from Colgate University, a JD from Emory School of Law and an LLM degree in Taxation and Litigation from Emory University.

Mr. Koski brings to our Board over two decades of experience in the legal field as a practicing attorney. In addition to his legal experience, Mr. Koski’s educational background provides a foundation for leadership and consensus-building.

Kimberly M. Murphy. Ms. Murphy has served as a director since May 2020. Before joining the Company, Ms. Murphy served as Vice President of the Influenza Franchise and Global Vaccine Commercialization Leader at GlaxoSmithKline plc (NYSE: GSK) (“GSK”), where she led the global influenza vaccines business, global pandemic preparedness across vaccines and antivirals, lifecycle management, business development, and global P&L management. Ms. Murphy also served as Vice President and Global Marketing Head for the shingles vaccine, SHINGRIX. From June 2014 to May 2015, Ms. Murphy was Vice President and Lead for the North America Vaccines Integration Planning Team, responsible for the integration planning of GSK’s acquisition of Novartis AG’s vaccine division. From October 2012 to June 2014, Ms. Murphy served as Vice President of U.S. Vaccines Customer Strategy and from March 2011 to October 2012, she served as the Senior Director of U.S. Influenza Portfolio Strategy. Prior to joining GSK in March 2011, Ms. Murphy worked for Novartis Vaccines and Diagnostics Inc., a division of Novartis AG (NYSE: NVS), as the head of the U.S. Meningococcal Franchise. Before working for Novartis, Ms. Murphy enjoyed a distinguished career at Merck & Co., Inc. (NYSE: MRK). Ms. Murphy has previously served in board and advisory roles for a privately-held vaccine development company, the Biotechnology Industry Organization, the Biodefense Advisory Council, and the Saint Joseph’s University Pharmaceutical & Healthcare Marketing MBA Program. Ms. Murphy holds a B.A. degree in English from Old Dominion University and a M.B.A. degree in Marketing from Saint Joseph’s University. Ms. Murphy has also completed the Marketing Excellence Program at the Wharton School of the University of Pennsylvania.

Ms. Murphy brings to the Company’s Board a wealth of experience in the commercialization and marketing of development-stage vaccine candidates, particularly those created by public companies. Ms. Murphy’s skill will be vital to the Company’s development of a vaccine candidate for SARS-CoV-2.

See “Corporate Governance” below for additional information regarding the Board.

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PROPOSAL II
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Summary

As provided in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) and as required by Section 14A of the Exchange Act, we provided our shareholders the opportunity to advise our Compensation Committee and Board of Directors regarding the compensation of our named executive officers as described in our proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“say on pay”). Our shareholders also were asked to indicate how frequently we should seek a “say on pay” advisory vote. The shareholders were able to indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. In 2013, our shareholders voted in favor of holding the advisory votes on executive compensation every year, and the Company adopted this standard. Therefore, we provide our shareholders the opportunity to advise our Compensation Committee and Board of Directors regarding the compensation of our named executive officers as described in this Proxy Statement. In accordance with the SEC requirements, shareholders are again being asked to vote, on a non-binding basis, on the frequency of future advisory votes on executive compensation in 2020 through Proposal II.

As described under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain highly qualified leadership personnel, providing them attractive long-term career opportunities. Our compensation philosophy is to provide executives with a competitive total compensation package which motivates superior job performance, the achievement of our business objectives, and the enhancement of shareholder value. Rather than basing compensation on a series of specific performance objectives, we encourage initiative, teamwork and innovation, and each executive is enabled to use his or her abilities and particular area of responsibility to strengthen our overall performance. Please read the “Compensation Discussion and Analysis” of this Proxy Statement for a detailed description and analysis of our executive compensation programs, including information about the fiscal year 2019 compensation of our named executive officers.

It is the philosophy of the Board of Directors to align the interests of our executive officers and shareholders by integrating the executives’ compensation opportunities with our long-term corporate strategic and financial objectives. Our general approach to compensating executive officers is to pay cash salaries which generally are competitive within ranges of salaries paid to executives of other healthcare companies, particularly those of similar size and stage of development. Our compensation committee sets overall compensation at a level it believes to be fair, based upon a subjective analysis of the individual executive’s experience and past and potential contributions to us.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. We will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting of Shareholders.

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in the Company’s 2019 Proxy Statement.”

This say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the outcome of the vote when making future executive compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF PROPOSAL II, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL III

APPROVE THE ISSUANCE OF UP TO 9,200,000 SHARES OF COMMON STOCK UPON THE EXERCISE OF THE NTI TRANSACTION Warrants

Background

Stock Purchase Agreement

On May 1, 2020, we entered into a Stock Purchase Agreement (the “Purchase Agreement”), with Mr. Joseph Hernandez, the sole shareholder of Noachis Terra Inc. (“NTI”) pursuant to which we acquired one hundred percent (100%) of the total issued and outstanding common stock of NTI (the “Transaction”). In exchange, Mr. Hernandez, received the following: (i) cash consideration equal to $1,925,000; (ii) 9,200,000 restricted shares of the Company’s Common Stock (the “NTI Transaction Common Stock”), the sale of which shares cannot occur until the earlier of (a) the Company’s share price closing above $2.50 per share, (b) the Company’s announcement that it has received funding from the Biomedical Advanced Research and Development Authority (“BARDA”), or (c) six months from the Transaction’s closing; and (iii) warrants to purchase 9,200,000 shares of the Company’s Common Stock (the “NTI Transaction Warrants”), which warrants carry an exercise price of $1.25 per share, a five-year term, and may not be exercised until the Company has obtained shareholder approval with respect to the exercisability of the warrants pursuant to the NYSE American requirements. Following such approval, the warrants may not be exercised until the earlier of (a) notification of BARDA’s willingness to fund development of the TerraCoV2 vaccine product candidate, (b) phase 1 clinical results demonstrating activity, or (c) the first anniversary of the Transaction’s closing. In addition to the above consideration, Mr. Hernandez was entitled to receive contingent consideration based upon the exercise of certain of our outstanding warrants as follows: (i) twenty percent (20%) of the cash proceeds received by us upon exercise of our warrants carrying an exercise price of $0.75 and $0.90 and (ii) forty-five percent (45%) of the cash proceeds received by us upon exercise of our warrants carrying an exercise price of $1.00, in each case, for so long as the warrants remained outstanding.

Pursuant to the Stock Purchase Agreement, within thirty (30) days of the Transaction’s closing, the Company must file with the Securities and Exchange Commission a registration statement covering the NTI Transaction Common Stock and the NTI Transaction Warrants to purchase 9,200,000 shares of the Company’s Common Stock, which registration statement must be effective within ninety (90) days of the Transaction’s closing.

The Purchase Agreement requires the Company to take all action necessary to obtain the shareholder approval that is required by the NYSE American rules in order to permit the exercise of the NTI Transaction Warrants for Common Stock as soon as practicable in accordance with the NTI Transaction Warrants, which NYSE American required shareholder approval shall be obtained no later than August 29, 2020.

The terms of the Purchase Agreement and the NTI Transaction Warrants are complex and are only briefly summarized above. For further information regarding these agreements, please refer to the actual agreements attached hereto as Appendix A and Appendix B, respectively as well as the historical audited financial statements of Noachis Terra Inc. from its inception on March 9, 2020 through March 31, 2020 and the unaudited pro forma condensed combined statements of income for the three months ended March 31, 2020, and unaudited pro forma condensed combined balance sheet as of March 31, 2020 attached as Composite Appendix C.

Description of Agreement with NIH

In connection with the Stock Purchase Agreement NTI became our wholly-owned subsidiary. As a result of the Transaction we became dedicated to the development and commercialization of a vaccine product candidate to provide specific, lifetime immunity from the novel Severe Acute Respiratory Syndrome coronavirus (“SARS-CoV-2”), which causes the coronavirus disease 2019 (“COVID-19”). NTI is a party to a worldwide, nonexclusive intellectual property and biological materials license agreement with the National Institute of Allergy and Infectious Diseases (“NIAID”), an institute within the National Institutes of Health (“NIH”), relating to certain research, patent applications and biological materials involving prefusion coronavirus spike proteins and their use in the development and commercialization of vaccine to provide specific, lifetime immunity from SARS-CoV-2 (the “License Agreement” or “NIH License”). We expect to further develop NTI’s TerraCoV2 immunization product candidate to combat the novel coronavirus pandemic pursuant to the NIAID license.

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Coronaviruses are a family of viruses that can, when transmitted to humans, lead to upper-respiratory infections. Recent clinical reports also suggest that the SARS-CoV-2 virus can affect other bodily-system, including the nervous, cardiovascular, gastrointestinal and renal systems. Among the recent iterations of coronaviruses to move from animal to human carriers is SARS-CoV-2 (often referred to as COVID-19), which, beginning in Wuhan, China, in late 2019, caused a global pandemic due to its rapid spread and the relatively high mortality rate of COVID-19 (as compared to the seasonal influenza). By the end of April 2020, World Health Organization estimates indicate the number of worldwide COVID-19 infections exceeded 2,500,000 and the number of deaths directly attributed to COVID-19 approached 200,000. Currently, no governmental regulatory authority has approved an immunization specifically targeting SARS-CoV-2 or COVID-19. We intend to combine the research, patent applications and biological materials covered by our NIH license with our existing clinical research and manufacturing capabilities to respond rapidly to this ongoing, global, public health crisis.

Through our wholly-owned subsidiary, Noachis Terra, we are party to a Patent License and Biological Materials License Agreement (the “License Agreement” or “NIH License”), dated March 23, 2020, with the United States Department of Health and Human Services (the “HHS”), as represented by the NIAID, an Institute of the NIH. Under the terms of the License Agreement, we hold a nonexclusive, worldwide license to certain specified patent rights (including patent applications, provisional patent applications and Patent Cooperation Treaty (“PCT”) patent applications) and biological materials relating to the use of prefusion coronavirus spike proteins to exploit products (“Licensed Products”) and practice processes (“Licensed Processes”) that are covered by the licensed patent rights and biological materials for the purpose of developing and commercializing a vaccine product candidate for SARS-CoV-2. The License Agreement is subject to certain statutory limits and reserved rights, as required under federal law and NIH requirements, including the requirement to provide reasonable quantities of Licensed Products or materials made through the Licensed Processes for NIH research and to manufacture Licensed Products or materials made through the Licensed Processes substantially in the United States. We may not sublicense the intellectual property or biological materials licensed to us under the License Agreement.

Pursuant to the License Agreement, we must use reasonable commercial efforts to manufacture, practice or operate the Licensed Products and the Licensed Processes, including adhering to a commercial development plan and achieving certain benchmarks. Additionally, following the first commercial sale of any Licensed Products or the practice of any Licensed Processes, we must use reasonable commercial efforts to make the Licensed Products and the Licensed Processes reasonably accessible to the United States public and reasonable quantities of the Licensed Products and the Licensed Processes available to patient assistance program, among other educational support activities. The NIAID has agreed to assume responsibility for the preparation, filing, prosecution and maintenance of all patent applications and patents covered by the licensed patent rights.

Under the terms of the License Agreement, the NIAID is entitled to receive a noncreditable, nonrefundable upfront license issue royalty (which has already been paid), as well as reimbursement for our pro rata share of the NIAID’s past and future patent prosecution-related expenses. Additionally, the NIAID is entitled to receive nonrefundable minimum annual royalties, which increase each year after the first commercial sale of any Licensed Products or the practice of any Licensed Processes, as well as benchmark royalties following our completion of certain commercial development and sales-related benchmarks. The NIH is entitled to receive earned royalties on the annual net sales of Licensed Products and the practice of any Licensed Processes (subject to certain reductions), at certain low- to mid-single digit royalty rates, which rates vary based on the total amount of annual net sales and the geographic market in which those sales occur. We must provide regular written reports to the NIAID on the development status of and royalty payments relating to the Licensed Products and the Licensed Processes.

We must indemnify and hold the NIAID and its associates harmless from and against all liability and damages in connection with or arising out of (a) the use or beneficial use of the Licensed Patent rights by us, our directors, employees or third parties and (b) the design, manufacture, distribution or use of any Licensed Products or Licensed Processes, including other products or processes developed in connection with the Licensed Patent Rights.

Unless terminated earlier, the License Agreement will terminate upon the earlier of (a) twenty (20) years from the first commercial sale where no licensed patent rights exist or have ceased to exist or (b) the expiration of the last to expire of any licensed patent rights. At this time, no patents covered by the licensed patent rights have been issued. We may terminate the License Agreement at any time, subject to advance notice. Subject to certain cure and appeal rights, the NIAID may terminate or modify the License Agreement in the event of a material breach or default, including, among others, the following:

(i)	We become insolvent or the subject of a bankruptcy petition;

(ii)	We fail to follow the commercial development plan, fail to achieve certain commercial development and sales-related benchmarks or cannot otherwise demonstrate progress toward a practical application of the Licensed Products or Licensed Processes;

(iii)	We fail to keep any Licensed Products or Licensed Processes reasonably available to the public following the commencement of commercial use or fail to reasonably justify noncompliance with its domestic production obligation;

(iv)	We cannot reasonably satisfy public health and safety needs; or

(v)	The NIAID determines termination or modification is necessary because we cannot meet federal public use regulatory requirements, as issued after the effective date of the License Agreement.

Reasons for the Issuance

The approval of our ability to issue shares of our Common Stock upon the exercise of the NTI Transaction Warrants is a required term and condition of the May 1, 2020 Purchase Agreement. The exercise of the NTI Transaction Warrants would provide us with additional capital.

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Reasons for Shareholder Approval

Our Common Stock is listed on the NYSE American. Section 713(a) of the NYSE American rules requires shareholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of Common Stock (or securities convertible into Common Stock) equal to 20% or more of presently outstanding shares of Common Stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE American rules requires shareholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer.

Because the 9,200,000 shares of our Common Stock issuable upon exercise of the NTI Transaction Warrants and the NTI Transaction Common Stock together represented greater than 20% of our outstanding Common Stock at the time of Transaction and may constitute a change in control (as defined by NYSE American), we are asking our shareholders to approve the exercisability of the NTI Transaction Warrants and the issuance of 9,200,000 shares of Common Stock.

Shareholder approval of this proposal is being sought solely to comply with the terms of the Purchase Agreement and Section 713 of the NYSE American rules governing the issuance of securities when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE American).

Effect upon Rights of Existing Shareholders

Our current shareholders will continue to own their existing shares after the transaction described in this proposal. If shareholders approve this proposal, the NTI Transaction Warrants will be able to be exercised for shares of Common Stock, pursuant to the terms thereof, without additional shareholder approval.

If shareholders approve this proposal, the principal effect upon the rights of existing shareholders upon the exercise of the NTI Transaction Warrants will be a dilution in their current percentage ownership in the Company. Assuming the exercise of all 9,200,000 NTI Transaction Warrants agreed to be sold pursuant to the Purchase Agreement, the Investor will hold in the aggregate approximately 28.52% of our outstanding shares of Common Stock. This percentage does not give effect to (i) the issuance of shares of Common Stock pursuant to our outstanding convertible Series A Preferred Stock and Series B Preferred Stock, (ii) the issuance of shares of Common Stock pursuant to our other outstanding options, and warrants, or (iii) any other future issuances of our Common Stock. The issuance of shares of Common Stock pursuant to the exercise of the NTI Transaction Warrants and the sale of such shares by the Investor into the public market, also could materially and adversely affect the market price of our Common Stock.

Interests of Directors, Officers and Affiliates

None of our current directors, officers or affiliates has an interest in the Warrants.

Registration Rights

We have agreed to provide registration rights for the resale the shares of Common Stock issuable upon exercise of the NTI Transaction Warrants. Upon such registration, these shares will be freely tradable in the public market without restriction other than restrictions imposed above.

Vote Required

A majority of the votes cast is required by the NYSE American rules to approve the issuance of up to 9,200,000 shares of Common Stock, issuable upon exercise of the 9,200,000 NTI Transaction Warrants issued in connection with the Purchase Agreement, as such an issuance may constitute a change in control (as defined by NYSE American . Abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

In accordance with NYSE American Requirements, the NTI Transaction Common Stock issued in connection with the Transaction shall be excluded from determining a majority of the votes cast on this Proposal III.

Consequences of Not Approving this Proposal

If we do not obtain shareholder approval of this Proposal at the annual meeting, the exercise of the NTI Transaction Warrants will not be permitted and we will not receive up to an additional $11.5 million in proceeds from the Investor upon the exercise of the NTI Transaction Warrants, we may become in default under the terms of the Purchase Agreement.

Recommendation of Our Board

Our Board has unanimously determined that the issuance of shares of Common Stock upon the exercise of the Warrants is fair to, and advisable and in the best interests of, the Company and our shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ISSUANCE OF UP TO 9,200,000 OF SHARES OF COMMON STOCK, ISSUABLE UPON EXERCISE OF THE NTI TRANSACTION WARRANTS.

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PROPOSAL IV

RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN P.C.

AS THE COMPANY’S INDEPENDENT AUDITORS

Summary

Mayer Hoffman McCann P.C. served as the Company’s independent auditors and independent registered public accounting firm for the completion of the Company’s audit for the year ended December 31, 2019. The Audit Committee has again approved the appointment of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2020 and the Board has further directed that the Company submit the selection of independent auditors and independent registered public accounting firm for 2020 for ratification by the shareholders at this shareholder meeting.

Representatives of Mayer Hoffman McCann P.C., who are expected to be present at the shareholder meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Although ratification is not required by the Bylaws or otherwise, the Company is submitting the selection to its shareholders for ratification as a matter of good corporate practice and because the Company values its shareholders’ views. In the event the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different auditor/independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company’s and the Company’s shareholders’ best interests.

Mayer Hoffman McCann P.C. leases substantially all of its personnel, who work under the control of Mayer Hoffman McCann P.C. shareholders, from wholly owned subsidiaries of CBIZ, Inc., in an alternative practice structure.

Independent Auditors’ Fees and Services

The following table provides the aggregate fees billed for professional services rendered by the Company’s principal accountants, Mayer Hoffman McCann P.C. (“MHM”), in the categories indicated during each of the past two fiscal years ended December 31:

Services Rendered	2019	2018
Audit Fees (1)	$151,500	$155,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	12,200	9,250
All Other Fees (4)	—	—
	$163,700	$164,250

(1)	Audit Fees. This category includes fees for professional services provided in conjunction with the audit of the Company’s financial statements and with the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting, review of the Company’s quarterly financial statements, assistance and review of documents filed with the Securities and Exchange Commission, consents, and comfort letters and attestation services provided in connection with statutory and other regulatory filings and engagements.
(2)	Audit-Related Fees. This category includes fees for assurance and related professional services associated with due diligence related to mergers and acquisitions, consultation on accounting standards or transactions, internal control reviews and assistance with internal control reporting requirements, services related to the audit of employee benefit plans, and other attestation services not required by statute or regulation.
(3)	Tax Fees. This category includes fees for professional services provided related to tax compliance, tax planning and tax advice.
(4)	All Other Fees. There were no other fees paid to Mayer Hoffman McCann P.C.

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Substantially all MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Pre-Approval Policy

The Audit Committee approves in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. The Audit Committee considers whether the provision of any proposed non-audit services is consistent with the Securities and Exchange Commission rules on auditor independence and has pre-approved certain specified audit and non-audit services to be provided by MHM for up to twelve (12) months from the date of the pre-approval. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration.

Vote Required and Board of Directors’ Recommendation

Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2020 requires the affirmative vote of the holders of a majority of the shares of Common Stock voting on this Proposal IV in person, or by proxy at the Annual Meeting of Shareholders. Abstentions will not be counted in the ratification of the selection of independent auditors and will have no effect on the outcome of the selection of the independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN P.C. AS THE COMPANY’S

INDEPENDENT AUDITORS.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2019, and the notes thereto.

Review with Management

The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2019 and the notes thereto. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with Mayer Hoffman McCann P.C. the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301, which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee also received and reviewed written disclosures and the letter from Mayer Hoffman McCann P.C. as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Mayer Hoffman McCann P.C. their independence from us.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Charles L. Pope (Chair)

Dr. Frederick W. Telling

Dr. Alan Dunton

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CORPORATE GOVERNANCE

Oragenics’ current corporate governance practices and policies are designed to promote shareholder value, and Oragenics is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity. You can access information regarding our corporate governance practices on our web site at www.oragenics.com/governance.html

Corporate Governance Principles

Our Board has adopted Board of Directors Corporate Governance Policy, which sets forth the principles that guide the Board’s exercise of its responsibility to oversee corporate governance, maintain its independence, evaluate its own performance and the performance of our executive officers and set corporate strategy. Our Corporate Governance Policy, states that currently different individuals fill the roles of Chairman and Chief Executive Officer. Our Board may refine our Corporate Governance Principles from time to time. You can access our Corporate Governance Principles on our web site at www.oragenics.com/governance.html.

Code of Ethics/Standards of Business Conduct

It is our policy to conduct our operations in compliance with all applicable laws and regulations and to operate our business under the fundamental principles of honesty, integrity and ethical behavior. This policy can be found in our Company Operating Principles, which is applicable to all of our Directors, officers and employees, and which complies with the Securities and Exchange Commission’s requirements and with listing standards of the NYSE American we have adopted.

Our Company Operating Principles are designed to promote honest and ethical conduct and compliance with all applicable laws, rules and regulations and to deter wrongdoing. Our Company Operating Principles are also aimed at ensuring that information we provide to the public (including our filings with and submissions to the Securities and Exchange Commission) is accurate, complete, fair, relevant, timely and understandable. Our Company Operating Principles can be accessed on our web site at www.oragenics.com/governance. We intend to disclose amendments to certain provisions of our Company Operating Principles, or waivers of such provisions granted to Directors and executive officers, on our web site in accordance with applicable Securities and Exchange Commission requirements.

Independence of Directors

Our Common Stock is listed on a national securities exchange, the NYSE American. Accordingly, in determining whether our Directors are independent, we are required to comply with the rules of the NYSE American. We also expect to continue to comply with securities and other laws and regulations regarding the independence of directors, including those adopted under Section 301 of the Sarbanes-Oxley Act and Rule 10A-3 under the Securities and Exchange Act of 1934 with respect to the independence of Audit Committee members. The NYSE American listing standards define an “independent director” generally as a person, other than an officer of a company, who does not, in the view of the company’s Board of Directors, have a relationship with the company that would interfere with the director’s exercise of independent judgment. The Board has affirmatively determined that each of the following directors, constituting a majority of the Board, is independent within the meaning of the NYSE American listing standards:

Dr. Frederick W. Telling

Charles L. Pope

Dr. Alan Dunton

Robert Koski

Kimberly M. Murphy

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Such independence definition includes a series of objective tests, including that the director is not an executive officer employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the NYSE American listing standards, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Leadership Structure

We currently separate the positions of Chief Executive Officer and Chairman of the Board. Since February 2011, Dr. Telling, one of our independent Directors, has served as our non-executive Chairman of the Board. The responsibilities of the Chairman of the Board include: setting the agenda for each Board meeting, in consultation with the Chief Executive Officer; presiding at executive sessions; facilitating and conducting, with the Nominating Committee, the annual self-assessments by the Board and each standing committee of the Board, including periodic performance reviews of individual Directors; and conducting, with the Compensation Committee, a formal evaluation of the Chief Executive Officer and other executive officers in the context of the annual compensation review.

Separating the positions of Chief Executive Officer and Chairman of the Board allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board believes that having an independent Director serve as Chairman of the Board is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.

In addition, as described in more detail below, our Board has three standing committees, each chairman and each member of which is an independent Director. Our Board delegates substantial responsibility to each Board committee, which reports their activities and actions back to the Board. We believe that our independent Board committees and their chairmen are an important aspect of our Board leadership structure.

Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our Board, our officers are responsible for the day-to-day management of the material risks Oragenics faces. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The involvement of the Board in setting our business strategy at least annually is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for Oragenics. The Board regularly receives updates from management and outside advisors regarding certain risks the Company faces, including potential litigation and various operating risks.

In addition, our Board committees each oversee certain aspects of risk management. For example, our Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, and internal investigations; our Compensation Committee oversees risks related to compensation policies and practices; and our Nominating Committee oversees governance related risks, such as Board independence and conflicts of interest, as well as management and Director succession planning. Our Board committees report their findings to the Board.

Senior management attends Board and Board committee meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. The Board holds periodic strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Company.

Meetings of the Board of Directors and Committees

Board of Directors. Our property, affairs and business are under the general management of our Board of Directors as provided by the laws of the State of Florida and our Bylaws. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board. The Board of Directors has appointed standing Audit, Compensation and Nominating Committees of the Board of Directors. The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given our needs. Under our Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

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The Board currently consists of six members. The Board has no formal policy regarding board member attendance at the Annual Meeting of Shareholders. All of our existing Directors attended the prior year’s annual meeting and all of our Directors are expected to attend the current Annual Meeting of Shareholders. The Board of Directors met or unanimously consented to resolutions seven times during the year ended December 31, 2019 (“Fiscal 2019”). All Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees during Fiscal 2019. In conjunction with regularly scheduled meetings, our “independent” Directors met in separate executive sessions.

Audit Committee: The Audit Committee members currently consist of Mr. Charles Pope, Dr. Frederick Telling and Dr. Alan Dunton with Mr. Pope serving as Chairman. The Board has affirmatively determined that each such person met the independence requirements for audit committee purposes based on the more stringent independence standards imposed by applicable NYSE American and Securities and Exchange Commission rules. In addition, the Board of Directors has determined that Mr. Pope is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities and Exchange Act of 1934. In March 2004, the Audit Committee adopted a written charter which was modified on April 24, 2007 and on December 29, 2009. The Company believes that its Audit Committee Charter complies with the requirements related to Sarbanes-Oxley and a current copy of the Audit Committee Charter is available on our website at www.oragenics.com. The Audit Committee met or unanimously consented to resolutions five times during Fiscal 2019.

The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of the Company’s independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of the Company’s financial policies, control procedures, accounting staff, and reviews and approves the Company’s financial statements. The Audit Committee is responsible for the review of transactions between the Company and any Company officer, Director or entity in which a Company officer or Director has a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of the Company’s disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures.

Compensation Committee: The Compensation Committee consists of Directors Dr. Alan Dunton, Dr. Frederick Telling and Mr. Charles Pope with Dr. Dunton serving as Chairman. The Board has determined that each current member of the Compensation Committee meets the applicable requirements for independence. None of the Compensation Committee members has ever been an officer or employee of the Company. The Compensation Committee is responsible for establishing the compensation of the Company’s Directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers the Company’s various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. The Compensation Committee adopted a charter in March 2004 to outline its compensation, benefits and management development philosophy and to communicate to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. The Charter was modified on April 24, 2007, on December 29, 2009 and again on June 6, 2013. A current copy of the Compensation Committee’s charter is available on our website at www.oragenics.com. The Compensation Committee met or unanimously consented to resolutions six times during Fiscal 2019.

Nominating Committee: The Nominating Committee consists of Directors Charles Pope, Dr. Alan Dunton and Dr. Frederick Telling with Mr. Pope serving as Chairman. The Board has determined that each current member of the Nominating Committee meets the applicable requirements for independence. The Nominating Committee met four times during Fiscal 2019. The Board adopted a nominating committee charter. The charter was updated on February 12, 2014. A current copy of the Nominating Committee’s charter is available on our website. In addition to recommending candidates to the Board for election at the Annual shareholder Meeting, the Nominating Committee oversees the evaluation of the Board as a whole and its committees, as well as individual evaluations of those Directors who are being considered for possible re-nomination to the Board. The evaluation process occurs annually and has, to date, been informal.

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The Nominating Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential Director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. The Nominating Committee also believes it is appropriate for a member of the Company’s management to participate as a member of the Board of Directors, although at present no such management member serves on the Board of Directors. The Nominating Committee will consider as candidates for Director individuals who possess a high level of ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. Such candidates must be able to make a significant contribution to the governance of the Company by virtue of their business and financial expertise, educational and professional background. The business discipline that may be sought at any given time will vary depending on the needs and strategic direction of the Company, and the disciplines represented by incumbent Directors. In evaluating candidates for nomination as a Director, the Nominating Committee will also consider other criteria, including geographical representation, independence, practical wisdom, mature judgment and having sufficient time to devote to the affairs of the Company in order to carry out the responsibilities of a Director. One or more of our Directors is required to possess the education or experience required to qualify as an audit committee financial expert as defined in the applicable rules of the Securities and Exchange Commission. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints and a diverse mix of the specific criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees.

Shareholder Recommendation of Nominees. The Board does not currently have a policy with regard to the consideration of any Director candidates recommended by security holders. Given the Company’s current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for security holders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on the Company’s Board by security holders. The Nominating Committee will consider qualified Director nominees recommended by shareholders when such recommendations are submitted in accordance with applicable law, rule or regulation regarding Director nominations. Shareholders may submit candidates for nomination to our Board of Directors by writing to: Nominating Committee of the Board of Directors, Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634.

When submitting a nomination to us for consideration, a shareholder must provide certain information about each person whom the shareholder proposes to nominate for election as a Director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, or the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a Director if elected. The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in the Company’s industry, potential conflicts, and the person’s ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one recommended by the Nominating Committee.

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Direct Shareholder Communication to Board Members

The Company does not currently have a formal process for direct security holder communications to the Board. The basis for the Board’s view that it is appropriate for the Company to not have such a formal process includes but is not limited to the following: the Company’s limited financial and personnel resources, the Company’s stage of operations and development and the ability for security holders to communicate with Board members informally.

Shareholders with questions about the Company are encouraged to contact the Company’s Corporate Secretary. However, if shareholders feel their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to an individual Director(s) or to the Company’s Board of Directors, c/o Corporate Secretary, Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634. All shareholder communications received by the Company’s Corporate Secretary in this manner will be delivered to the individual Director(s) or to the Company’s Board of Directors.

The Chairman of the Board of Directors, Dr. Frederick Telling, is an independent Director and has been designated by the Board of Directors to preside at the executive sessions of the independent Directors. If interested parties wish to make a concern known to the independent Directors, they may do so in a writing addressed to the Chairman of the Board, Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634.

Director Compensation

The Director Compensation program for 2019 consisted of the following:

Non-employee directors

Cash Compensation. The Director compensation program for 2019 provided that all non-employee Directors would receive an annual base fee for service on the Board of $45,000. In addition, the Chairperson of the Board and of our Audit Committee, Compensation Committee and Nominating Committee would also receive annual fees of $40,000, $20,000, $15,000 and $10,000 respectively. All non-employee Directors serving on our Audit Committee, Compensation Committee and Nominating Committee (other than as the Chairperson) would receive an annual fee of $10,000, $7,500, and $5,000, respectively, in connection with such committee service. In addition, from time to time, the Board may establish special committees and in connection therewith determine the cash compensation that would be paid to the directors serving on a special committee at the time of the establishment of such committee. All fees for Board service are generally paid on or before the last business day of each quarter.

The Board is expecting to meet in-person for a minimum of four meetings each year. To the extent, the Board meets in excess of six in-person meetings an additional per meeting fee would also be considered to be paid to each director by the Board for such additional in-person meeting. To the extent the Board determines to establish a special committee or a special committee was previously established and continues to function, the Board would determine the cash compensation payable to each director serving on any such special committee.

Our Compensation Committee and our Board of Directors use market data as one means of evaluating and establishing Board remuneration. In 2019, the Compensation Committee engaged Korn Ferry, as a compensation consultant (“Korn Ferry”), and has assessed Korn Ferry’s independence pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Korn Ferry from independently advising the Compensation Committee. Korn Ferry advises the Compensation Committee on matters related to executive compensation, board remuneration and related governance matters.

Equity Compensation-New Director. Equity compensation is issued to Directors upon joining our Board. Non-employee Directors receive a stock option for the purchase of shares of Company’s Common Stock equating to $60,000 with an exercise price set as the Closing price of the Company’s Common Stock on the day immediately prior to the appointment to the Board, which will immediately vest and be exercisable for ten years, subject to early termination under the terms of the 2012 Equity Incentive Plan (the “2012 Incentive Plan”).

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Annual Equity Compensation Awards. As part of the Director Compensation Program each non-employee director receives equity awards under the 2012 Incentive Plan. In 2019 at the time of determining such annual equity award the Board considered the view of its compensation consultant Korn Ferry and revised its annual equity awards from 4,000 shares of restricted stock and an award of 8,000 stock options to an annual award of stock options which was based upon a value of $75,000 and equated to 156,400 stock options which were awarded under the Company’s 2012 Incentive Plan at an exercise price of $0.48 per share, the closing price on the June 20, 2019, the date of grant to each of our non-employee directors. The options are subject to time-based vesting over a one-year period on the quarterly anniversary of the date of the grant provided that the recipient remains a director of the Company through the vesting date. The stock option awards are subject to the standard terms and conditions of the Company’s form of stock option agreement which includes earlier vesting upon a change in control of the Company.

Discretionary Awards. As part of the Director Compensation Program, the Board may also make discretionary equity-based awards from time to time under our 2012 Incentive Plan. No such awards were made in 2019.

Minimum dollar value stock ownership requirements. Each non-employee director receiving the above equity-based awards will be subject to a minimum dollar value stock ownership holding requirement with respect to the awards received as well as all prior equity awards under the 2012 Incentive Plan which requirement is intended to align the ability to sell shares with the performance of the Company’s stock price. The non-employee Directors will each be subject to a minimum dollar value stock ownership requirement equal to six times the annual Board retainer ($270,000) which dollar threshold they would be precluded from selling shares of Company stock acquired from the Company under its 2012 Incentive Plan.

Reimbursement of Expenses. Non-employee Directors are also reimbursed for expenses incurred in connection with their attendance at Board or committee meetings and reasonable out-of-pocket business expenses associated with their Board service.

Long-term Incentive Compensation. The Company did not have a Long-Term Incentive Compensation plan in place performance in 2019 for its Non-Employee Directors.

The following table sets forth the compensation of our non-employee Directors in 2019.

Director Compensation Table

Name	Fees earned or paid in cash (1)	Stock Awards	Option awards (2)	All other compensation (3)	Total
Dr. Frederick W. Telling	$107,500	$—	$75,072	$—	$182,572
Robert C. Koski	$45,000	$—	$75,072	$—	$120,072
Charles L. Pope	$82,500	$—	$75,072	$—	$157,572
Dr. Alan W. Dunton	$75,000	$—	$75,072	$7,500	$157,572

(1)	Amounts represent cash compensation earned by our Non-employee Directors during 2019 in connection with their Board service.

(2)	The amounts in this column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718, Compensation—Stock Compensation (ASC 718). As part of the Company’s non-employee Director Compensation Program, each non-employee Director was awarded 156,400 stock options under the Company’s 2012 Incentive Plan at an exercise price of $0.48 per share, the closing price on the June 20, 2019, the date of grant. The options are subject to time-based vesting over a one-year period on the quarterly anniversary of the date of the grant provided that the recipient remains a director of the Company through the vesting date. The stock option awards are subject to the standard terms and conditions of the Company’s form of stock option agreement which includes earlier vesting upon a change in control of the Company. As of the end of the year non-employee directors, Telling, Koski, Pope and Dunton have aggregate options to acquire, 326,040, 325,540, 326,040 and 326,040, respectively and there are no stock awards outstanding for any non-employee director.

(3)	No other compensation was paid to the non-employee Directors except for reimbursement for travel expenses to Board meetings and other Board related meetings and a $7,500 payment to a company controlled by Dr. Dunton for consulting services.

Employee Directors

The Director Compensation Program provides that employee Directors receive no additional compensation in connection with their board service. There was one employee Director in 2019, Dr. Joslyn, our Chief Executive Officer, and no separate compensation is paid for his service as a director. For a summary of Dr. Joslyn’s compensation see the Summary Compensation Table.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section explains the objectives of our named executive officer compensation program, the compensation decisions we made with respect to compensation for our fiscal year ended December 31, 2019, and the factors we considered in making those decisions, and focuses on the compensation of officers who are listed below as our “named executive officers”:

●	Alan Joslyn, our President and Chief Executive Officer,

●	Michael Sullivan, our Chief Financial Officer, and

●	Martin Handfield, our Senior Vice President of Discovery Research.

The Compensation Committee of our Board of Directors is responsible for establishing and evaluating our policies governing the compensation of our executive officers, including its named executive officers. The Compensation Committee reviews and proposes recommendations to the Board of Directors regarding the compensation to be paid to the Chief Executive Officer. In addition, the Compensation Committee reviews and approves the compensation to be paid to all other executive officers. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. The Compensation Committee has, in the past, at times included the other members of our Board of Directors in its deliberations regarding the salaries of our named executive officers.

At our Annual Meeting of Stockholders held in 2019, on an advisory basis, a majority of the stockholders who voted on this matter approved the compensation of our named executive officers as disclosed in our 2018 Proxy Statement. The Compensation Committee believes the views of our stockholders are an important consideration when making decisions regarding our compensation program and will continue to take the views of our stockholders into consideration when assessing our compensation program and making decisions related to the structure and amount of pay.

Business Highlights

This past year was significant for the Company in the focus on completing enrollment in our Phase 2 clinical trial for our AG013 product candidate for the treatment of Oral Mucositis. Our compensation program in 2019 reflects the challenges associated with designing a compensation program at the beginning of the year in light of the efforts directed at the enrollment in a clinical trial. Despite such challenges, the Compensation Committee remains committed to a philosophy which strongly aligns pay with demonstrated performance, and is confident that the decisions made are reflective of this overarching philosophy.

Compensation Objective

Our named executive compensation programs are designed to achieve the following objectives:

●	Attract, motivate and reward named executive officers whose knowledge, skills, performance and business relationships are critical to our success;

●	Align the interests of our named executive officers and stockholders by motivating named executive officers to ultimately increase stockholder value as well as facilitate retention;

●	Motivate our named executive officers to manage our business to meet our short term and long-range goals and reward accomplishment of these goals;

●	Provide a competitive compensation package which includes some pay for performance factors.

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Compensation Determination Process

We conduct an annual review of named executive officer compensation, generally in December or January. At the Compensation Committee’s direction, our Chief Executive Officer prepares an executive compensation review for each named executive officer, other than himself, which includes recommendations for:

●	a proposed year-end bonus, if any, based on the achievement of individual and/or corporate objectives;

●	a proposed increase, if any, in base salary and target annual incentive opportunity for the upcoming year; and

●	an award, if any, of stock options or stock awards for the year under review.

As part of the compensation review, our Compensation Committee also considers changes to a named executive officer’s employment agreement, compensation arrangements, responsibilities or severance arrangements.

In accordance with NYSE requirements, the Compensation Committee also meets in an executive session without the Chief Executive Officer to consider and make recommendations to our Board of Directors regarding the Chief Executive Officer’s compensation, including base salary, cash bonus and year-end annual stock options. The Compensation Committee also grants year-end stock options to other named executive officers based on, among other factors, recommendations by our Chief Executive Officer.

In conjunction with the year-end annual compensation review, or as soon as practicable after the fiscal year-end, our Chief Executive Officer recommends to the Compensation Committee the corporate objectives and other criteria to be utilized for purposes of determining cash bonuses (i) for each named executive officer for the upcoming year (in accordance with that named executive officer’s employment agreement), and (ii) for all other employees as a group. The Compensation Committee in its discretion may revise our Chief Executive Officer’s recommendations or make its own recommendations to our Board of Directors, which may in turn suggest further revisions. At the end of the year, the Compensation Committee, in consultation with our Chief Executive Officer, reviews performance and determines the extent to which any established goals were achieved.

Setting Compensation for Named Executive Officers - Compensation Committee, Board of Directors and Chief Executive Officer

The Compensation Committee of our Board of Directors has the primary responsibility for determining compensation of our named executive officers. Our Compensation Committee recommends the compensation of our Chief Executive Officer and determines all compensation matters for our named executive officers, including base salary, bonuses, and equity compensation. Our Board of Directors, after considering the recommendations of the Compensation Committee, makes the final determination with respect to the compensation of our Chief Executive Officer. Utilizing input from our Chief Executive Officer, the Compensation Committee makes an independent decision on compensation for each other named executive officers, although our Compensation Committee has, on occasion, submitted its compensation determinations for named executive officers to our full Board of Directors for its approval.

Role of Compensation Consultant

Our Compensation Committee is authorized to engage a compensation consultant or other advisors to review our executive officers’ compensation, including a benchmarking analysis against the compensation of executive officers at comparable companies, to ensure that our compensation is market competitive, with the goal of retaining and adequately motivating our senior management. In March 2019, our Compensation Committee retained Korn Ferry as a compensation consultant (“Korn Ferry”) to assess our current compensation programs and provide recommendations for continued improved alignment of the programs with our compensation philosophy and goals and to review and make recommendations regarding our executive and director compensation for 2019.

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Our Compensation Committee regularly evaluates the performance of its compensation consultant, considers alternative compensation consultants, and has the final authority to engage and terminate such services. The Compensation Committee has assessed the independence of Korn Ferry pursuant to SEC rules and the applicable listing standards of the NYSE American and concluded that no conflict of interest exists that would prevent Korn Ferry from serving as an independent consultant to our Compensation Committee.

During 2019, Korn Ferry attended meetings of our Compensation Committee (both with and without management present) and provided the following services:

●	consulting with the Compensation Committee chair and other members between committee meetings;

●	establishing a compensation comparator peer group for use when making compensation decisions;

●	providing competitive market data based on the compensation peer group for our executive officer positions and evaluating how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group compensate their executives;

●	reviewing and analyzing the base salary levels, annual cash bonus opportunities, and equity incentive compensation opportunities of our executive officers;

●	assessing executive compensation trends within our industry, and updating on corporate governance and regulatory issues and developments;

●	reviewing market equity compensation practices, including burn rate and overhang, and advising on the mix of equity award types; and

●	providing competitive market data based on the compensation peer group for the non-employee members of our Board and evaluating the compensation we pay to our non-employee directors.

Benchmarking in the Context of Our Other Executive Compensation Principles

Our Compensation Committee reviews the compensation of similarly-situated executive officers at companies that we consider to be our peers, taking into consideration the experience, position and functional role, level of responsibility and uniqueness of applicable skills of both our executive officers and those of our peers, and the demand and competitiveness for attracting and retaining an individual with each executive officer’s specific expertise and experience. While this analysis is helpful in determining market-competitive compensation for senior management, it is only one factor in determining our executive officers’ compensation, and our Compensation Committee exercises its judgment in determining the nature and extent of its use.

For purposes of comparing our executive compensation against the competitive market, our Compensation Committee reviews and considers the compensation levels and practices of a group of comparable biotechnology companies. The companies in this compensation peer group for 2019 were selected by our Compensation Committee in March 2019, in consultation with Korn Ferry, on the basis of their similarity to us in terms of size, market capitalization, stage of development, research and development spend, industry sector, business strategy, and number of employees.

To analyze the compensation practices of the companies in our compensation peer group, Korn Ferry gathered data from public filings (primarily proxy statements) and from other sources. This market data was then used as a reference point for our Compensation Committee to assess our current compensation levels in the course of its deliberations on forms and amounts of compensation. Given our objective of attracting, retaining, motivating, and rewarding a highly-skilled team of executive officers and other employees, we aim to deliver a total compensation package that is within a competitive range around the median as compared to peers, with an emphasis on equity incentive compensation so as to more effectively tie our named executive officers and employees’ interests to those of our shareholders. In light of this, when undertaking its competitive analysis, our Compensation Committee reviews data pertaining to the 25th, 50th and 75th percentiles for base salary, total cash compensation (base salary plus annual bonus) and equity compensation. This competitive analysis is one factor, among others, taken into account by our Compensation Committee in assessing current compensation levels and recommending changes to compensation or additional awards of equity. Our Compensation Committee expects to review our compensation peer group at least annually and make adjustments to its composition, taking into account changes in both our business and the businesses of the companies in the peer group.

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Our Compensation Committee believes that, given the competitiveness of our industry and our Company culture, our base compensation, annual cash bonuses and equity programs are flexible enough to reward the achievement of clearly defined corporate goals and are sufficient to retain our existing executive officers and to hire new executive officers with the appropriate qualifications and experience.

Elements of Named Executive Compensation

For 2019, the principal components of compensation for our named executive officers consisted of:

●	Annual base salary;

●	Annual bonus incentives; and

●	Equity Incentive Awards/Option Awards.

Annual Base Salary

We provide our named executive officers with base salary to compensate them for services rendered during the year. Generally, the base salaries reflect the experience, skills, knowledge and responsibilities required of each executive officer, and reflect our executive officers’ overall performance and contributions to our business.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	the negotiated terms of each named executive officer’s employment agreement, if any;

●	an internal review of the named executive officer’s compensation, both individually and relative to other named executive officers; and

●	base salaries paid by comparable companies in the biopharmaceutical industry that have a similar business and financial profile.

Salary levels are considered annually as part of the company’s performance review process. Merit-based increases to salaries are based on management’s assessment of the individual’s performance, the recommendations made by the Chief Executive Officer to the Compensation Committee, and the comparative compensation at peer companies. The factors used in determining increases in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment. The Compensation Committee periodically reviews the base salary for each executive officer.

Annual Incentive Bonuses

We provide an opportunity for each of our named executive officers to receive an annual incentive bonus based on the satisfaction of individual and company objectives established by our Board of Directors, or if no objectives are established at the discretion of the Compensation Committee. These incentives can be paid in cash or stock at the discretion of the Compensation Committee. For any given year, these objectives may include individualized goals or company-wide goals that relate to operational, strategic or financial factors such as progress in developing our product candidates, achieving certain manufacturing, intellectual property, clinical and regulatory objectives, and raising certain levels of capital.

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2019 Bonus Plan

The Company established performance-based bonus targets for its named executive officers in 2019 (the “2019 Bonus Plan”). The percentages are weighted for purposes of determining bonuses, if any, for the Company’s executive officers with respect to 2019 performance. Under such cash bonus program, Dr. Joslyn, Mr. Sullivan, and Dr. Handfield are eligible for cash bonuses of up to 50%, 35% and 25% of their respective base salaries or $183,750, $80,483, and $51,345 respectively, (each a “Bonus Target”).

The bonuses payable to Dr. Joslyn were based upon the achievement of the following objectives:

(i) Up to 55% of the Bonus Target for objectives related to AG013 clinical trials and development strategy;

(ii) Up to 25% of the Bonus Target for financial performance objectives including the Company’s raising capital, budgeting and regulatory compliance;

(iii) Up to 10% of the Bonus Target for objectives related to lantibiotic program developments;

(iv) Up to 5% of the Bonus Target for strategic initiatives regarding expansion of Company development opportunities; and

(v) Up to 5% of the Bonus Target for administrative and management matters.

The bonuses payable to Mr. Sullivan were based upon the achievement of the following objectives:

(i) Up to 60 % of the Bonus Target for financial performance objectives including the Company’s raising capital, budgeting and regulatory compliance;

(ii) Up to 25% of the Bonus Target for objectives related to cost management of the AG013 clinical trials;

(iii) Up to 5% of the Bonus Target for strategic initiatives regarding expansion of Company development opportunities;

(iv) Up to 5% of the Bonus Target for objectives related to lantibiotic program toxicology studies; and

(v) Up to 5% of the Bonus Target for administrative and management matters.

The bonuses payable to Dr. Handfield were based upon the achievement of the following objectives:

(i) Up to 85% of the Bonus Target for objectives related to lantibiotic program developments, including toxicology studies, grants and publishing of, and presenting research results, and initiating collaborations;

(ii) Up to 10% of the Bonus Target for administrative and management matters; and

(iii) Up to 5% of the Bonus Target for strategic initiatives regarding expansion of Company development opportunities.

The executive officers’ actual bonuses for fiscal year 2019 were eligible to exceed 100% of their 2019 Bonus Target percentage in the event performance exceeded the predetermined goals and/or upon the achievement of other specified goals, including stretch goals. Payment of bonuses to the Company’s executive officers under the 2019 Bonus Plan and the actual amount of such bonus, if any, were subject to the discretion of the Compensation Committee.

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Equity Incentive Compensation

We believe that successful long-term corporate performance is more likely to be achieved with a corporate culture that encourages a long-term focus by our named executive officers and other employees through the use of equity awards, the value of which depends on our stock performance. We established our 2012 Equity Incentive Plan, as amended to provide all of our employees, including our named executive officers, with incentives to help align our employees’ interests with the interests of our stockholders and to enable them to participate in the long-term appreciation of our stockholder value. Additionally, equity awards provide an important retention tool for all employees, as the awards generally are subject to vesting over an extended period of time based on continued service with us.

We typically grant equity awards in connection with hiring a new employee. In addition, equity awards may also be granted for performance annually at, or soon after, the end of each year, depending on position, performance and tenure at the Company.

The determination of whether to grant stock options, as well as the size of such grants, to our named executive officers involves assessments by the Compensation Committee and our Board of Directors and, with respect to named executive officers other than himself, our Chief Executive Officer. Generally, annual equity awards are driven by our desire to retain and motivate our named executive officers, and we consider individual performance and contributions during the preceding year to the extent the Compensation Committee and our Board of Directors believe such factors are relevant. As with base salary and cash bonuses, in evaluating and determining stock option grants to our named executive officers, the Compensation Committee and our Board of Directors also considers publicly available data prepared by Korn Ferry at the request of the Compensation Committee from other similar clinical stage companies identified by the Compensation Committee.

We currently grant stock options or stock awards to new employees when they join our Company based upon their position with us and their relevant prior experience. The range of options that can be granted to employees is prescribed in a schedule based on employee’s title and position. The awards granted by the Compensation Committee generally vest over time during the ten-year option term (although some previously granted awards vest immediately), or upon the achievement of certain milestones. Unless otherwise agreed to by us with respect to a termination without “cause” or for “good reason,” vesting and exercise rights generally cease upon termination of employment, except in the case of death (subject to a one-year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights or the right to receive dividends or dividend equivalents. In addition to the initial option grants, our Compensation Committee may grant additional options to retain our employees and reward, or provide incentive for, the achievement of corporate goals and strong individual performance. Our Board of Directors has not granted our Chief Executive Officer the discretion to grant options to non-executive employees upon joining our Company, or to make grants during each annual non-executive employee review cycle.

It is our policy to award stock options at an exercise price equal to the closing price on the NYSE American Market of our Common Stock on the date of the grant. For purposes of determining the exercise price of stock options, the grant date is deemed to be the later of the first day of employment for newly hired employees, or the date on which the Compensation Committee approves the stock option grant.

We have no program, practice or plan to grant stock options, in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation, and we have no plan to do so. We do, however, have a policy regarding the adjustment or recovery of stock option awards in connection with the restatement of our financial statements, as our stock option awards have not been tied to the achievement of specific financial statement goals.

Other Compensation

Other aspects of compensation applicable to our named executive officers consist of the following:

Retirement Benefits. The Company maintains a Simple Individual Retirement Arrangement plan in which all full-time employees, including the Company’s named executive officers, are eligible to participate. The Company provides this plan to help its employees save some amount of their cash compensation for retirement in a tax efficient manner. The Company does not provide an option for its employees to invest in the Company’s stock under the 401k plan. The Company matches 100% of the employee’s contribution up to a maximum of 3% of the employee’s compensation.

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Health and Welfare Benefits. All full-time employees, including our named executive officers, may participate in the Company’s health and welfare benefit programs, including medical, dental and vision care coverage as may be provided and applicable to all employees.

Perquisites. We do not provide perquisites or other personal benefits to our named executive officers other than those that we provide to our employees.

Employment Agreements. During 2019, the Company had employment agreements in effect with Dr. Alan Joslyn, Mr. Michael Sullivan, and Dr. Martin Handfield. The Company entered into employment agreements with these officers to ensure that they would perform their respective roles with the Company for an extended period of time. In addition, the Company also considered the critical nature of each of their positions and the Company’s need to retain them when the Company committed to these agreements. See “Employment Contracts and Change in Control Arrangements.”

2019 Named Executive Officer Compensation Decisions

We believe that the total compensation paid to our named executive officers for the fiscal year ended December 31, 2019 achieved the overall objectives of our executive compensation program. In accordance with our overall objectives, we believe executive compensation for 2019 was competitive with other similarly-sized companies. The Compensation Committee took the following key compensation actions in 2019:

Base Salaries

During 2019, we made no changes in the annual base salaries of our named executive officers.

Determination of Cash Bonus-2019

We made performance-based cash bonus awards pursuant to the terms of the 2019 Bonus Plan to Dr. Joslyn, Mr. Sullivan, and Dr. Handfield of $87,282, $76,458, and $33,374, respectively, based upon their performance during 2019. These performance-based cash bonus awards were made in December of 2019.

Determination of Equity Awards:

We made no equity awards to Dr. Joslyn, Mr. Sullivan, and Dr. Handfield during 2019.

Other Policies and Considerations - Employment Contracts and Change in Control Arrangements

Employment Agreement—Dr. Joslyn

We have entered into an Executive Employment Agreement dated as of June 6, 2016, with Dr. Alan Joslyn pursuant to which Dr. Joslyn serves as our President and Chief Executive. The employment term is a one-year term with an automatic 12-month extension thereafter unless either party provides the other 30 days’ prior written notice of its intention not to renew the employment agreement.

Dr. Joslyn received a one-time signing bonus of $25,000 upon execution of the employment agreement and is currently entitled to receive an annual base salary of $350,000 which is subject to annual review and adjustment by the Company’s Board of Directors. He is eligible to receive annual performance bonus from the Company of up to fifty percent (50%) of his annual base salary based upon appropriate Company-based and individual-based targets specified by the Compensation Committee of the Board, in its discretion, as approved by the full Board of Directors. Dr. Joslyn is also entitled to participate in our employee benefit plans on terms comparable to other full-time employees as well as four weeks paid vacation annually.

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The employment agreement also provided for Dr. Joslyn to be granted equity awards under the Company’s 2012 Incentive Plan consisting of (i) stock options to purchase 30,000 shares of the Company’s Common Stock at an exercise price equal to $5.50 per share which stock options shall vest is six installments of 5,000 shares each every six months after June 6, 2016, provided that he has continued his employment with the Company through such dates, and (ii) 3,000 shares of restricted stock of the Company, vesting in two installments on the six month and twelve month anniversaries of June 6, 2016. All of the performance bonuses, as well as any equity awards which are granted to Dr. Joslyn or which become vested as a result of the satisfaction of financial performance goals of the Company, are subject to the Company’s policy on recoupment or clawback of executive incentive compensation.

Dr. Joslyn is subject to a covenant not to disclose our confidential information during his employment term and an assignment of intellectual property rights. Also, during his employment term and for a period of 12 months thereafter, Dr. Joslyn covenants not to compete with us and not to solicit any of our customers, vendors or employees. If Dr. Joslyn breaches any of these covenants, the Company will be entitled to injunctive relief.

If Dr. Joslyn’s employment is terminated by us for Cause (as defined in his employment agreement) or by Dr. Joslyn during the term of the agreement, he will be entitled to receive his (i) his then-current annual base salary through the date of termination; (ii) any reimbursable expenses for which he has not yet been reimbursed as of the date of termination; and (iii) any other rights and vested benefits (if any) provided under employee benefit plans and programs of the Company, determined in accordance with the applicable terms and provisions of such plans and programs (“Accrued Compensation”).

If Dr. Joslyn’s employment is terminated by us without “Cause”, subject to his execution of a release of claims against us, and in addition to the payment of the Accrued Compensation, the Company is obligated to make payments to Dr. Joslyn within 60 days after his termination date equal to six months of his annual base salary, as in effect at the termination date, plus any earned but unpaid bonus (the “Additional Severance Payments”).

The employment agreement also contains change of control provisions providing that if Dr. Joslyn’s employment with the Company is terminated by the Company without Cause during the period of ninety (90) days following a Change in Control (as that term is defined below) of the Company, in lieu of the Additional Severance Payments described above, Dr. Joslyn will be entitled to receive a severance payment equal to the sum of (i) six (6) months of his annual base salary, at the higher of the base salary rate in effect on the date of termination or the base salary rate in effect immediately before the effective date of the Change of Control, and (ii) his Performance Bonus for the year which includes the effective date of the Change in Control, payable at the target level of performance, which will be paid in a single lump sum after his execution and non-revocation of the Release. In addition, he will also receive in the same payment the amount of any performance bonus that, as of the date of termination, has been earned by Dr. Joslyn but has not yet been paid by the Company. If Dr. Joslyn holds any stock options or other stock awards granted under the Company’s 2012 Incentive Plan which are not fully vested at the time his employment with the Company is terminated by the Company without Cause during the period of ninety (90) days following a Change in Control, such equity awards shall become fully vested as of the termination date. For purposes of the employment agreement, the term “Change in Control” means a transaction or series of transactions which constitutes a sale of control of the Company, a change in effective control of the Company, or a sale of all or substantially all of the assets of the Company, or a transaction which qualifies as a “change in ownership” or “change in effective control” of the Company or a “change in ownership of substantially all of the assets” of the Company under the standards set forth in Treasury Regulation section 1.409A-3(i)(5).

Dr. Joslyn’s employment agreement also provides that each of the payments and benefits under the agreement are subject to compliance with Section 409A of the Code and it includes time of payment language intended to comply with Section 409A requirements.

First Amendment to Dr. Joslyn’s Employment Agreement

On June 8, 2018 we entered into an amendment to Dr. Joslyn’s employment agreement which extended the term of his agreement to June 6, 2020. All other terms of his employment agreement remained in full force and effect.

Second Amendment to Dr. Joslyn’s Employment Agreement

On June 5, 2020 our Board of Directors approved an amendment to Dr. Joslyn’s employment agreement which extended the term of his agreement to June 6, 2022. All other terms of his employment agreement remained in full force and effect.

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Employment Agreements—Mr. Sullivan and Dr. Handfield

We have entered into employment agreements with our Chief Financial Officer, Mr. Michael Sullivan and Dr. Martin Handfield, our Senior Vice-President of Research and Development (the “Employment Agreements”). The annual base salaries provided in the Employment Agreements are payable in installments consistent with our normal payroll practices. Mr. Sullivan and Dr. Handfield are also eligible under the Employment Agreements to receive annual bonuses during the term at the discretion of the Compensation Committee and the Board of Directors with Mr. Sullivan’s employment agreement providing for such a discretionary bonus of up to 35% of his base salary and with Dr. Handfield’s employment agreement providing for a discretionary bonus component, which the Compensation Committee has set as up to 25% of his base salary.

The Employment Agreements are terminable at any time by either party and if the executive officer is involuntarily terminated by us, he shall receive his base salary and vacation pay each accrued through the date of termination, and any nonforfeitable benefits earned and payable to him under the terms of the employee handbook (which applies to all employees) and benefits available under any applicable incentive plan in which the executive participates. In addition, if the executive officer’s separation from employment is not voluntary and without cause, we would be obligated to pay the executive officer six months of his annual base salary as severance and the executive shall be entitled to out placement services. If the executive officer is terminated for cause, he shall be entitled to receive his base salary and accrued vacation due through the date of termination and any nonforfeitable benefits already earned and payable to the executive under the terms of the employee handbook or other applicable incentive plans maintained by us. Cause is defined in the Employment Agreements as any action that is illegal, immoral, or improper that reflects on the Company, the employee, or the ability of either to function optimally. If the executive officer voluntarily resigns, he shall be entitled to this base salary and accrued vacation due through the date of termination (including any mutually agreed upon notice period) and any nonforfeitable benefits already earned and payable to the executive officer employee under the terms of the employee handbook or other incentive plans maintained by us.

If the executive officer dies during the term of employment with us, his estate shall be paid his salary as it would have accrued over a period of thirty days after the executive officer’s death. We shall also extend the executive officer’s right to exercise vested stock options for six months. In the event the executive officer becomes disabled (as defined in the then applicable short and long-term disability insurance policies) we shall pay to the executive officer his salary as it would have accrued over a period of 30 days after the executive became so disabled and we shall extend the executive officer’s right to exercise vested stock options for six months.

The Employment Agreements also each include non-disclosure and Company ownership of invention provisions, as well as a provision providing for the Company to defend and indemnify the executive if the executive is named as a defendant in any lawsuit regarding any action taken within the scope of employment. In the event of a change in control, any stock options or other awards granted (other than performance awards) under our 2012 Incentive Plan shall become immediately vested in full and, in the case of stock options, exercisable in full. If the change in control results in an involuntary separation from employment of the executive officer within 180 days following a change in control, the executive officer would be entitled to (i) receive six months of salary and the extension of his benefits (excluding vacation time and paid time off) and (ii) exercise vested options for six months from the date of separation. Under the Employment Agreements, “involuntary separation of employment” means (i) termination without cause, (ii) any reduction in responsibilities of office altering the status of the executive officer as an employee, or (iii) the duplication of the executive officer’s position by an equivalent executive in an acquiring entity; and “change in control” means the sale of the entire company, or substantially all of its assets, or the sale of the business unit employing an individual which results in the termination of employment or subsequent transfer of the employment relationship to another legal entity, or entity, or single party acquiring more shares than are owned by the Koski Family Limited Partnership, including its members and their immediate families, including spouses and their children.

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On February 20, 2015, we entered into an amended and restated employment agreement, effective January 1, 2015, with Mr. Sullivan. The terms of Mr. Sullivan’s amended and restated employment agreement were substantially similar to those of the previous agreement disclosed above except for:

1.	The percentage of base salary eligible for bonus awards was set as previously disclosed for Mr. Sullivan at up to 35% of base salary.

2.	A provision was added in Mr. Sullivan’s agreement to provide for the clawback of bonuses pursuant to the Board’s adoption of a clawback policy. In the A&R Employment Agreement Mr. Sullivan acknowledges and agrees that any incentive-based compensation paid to him will be subject to clawback or repayment to the extent such clawback or repayment is required by the terms of the Company’s recoupment, clawback or similar policy as may be in effect from time to time, or as required by law.

3.	A provision was added whereby Mr. Sullivan would be required to release the Company as a condition to receiving any severance benefit provided by his A&R Employment Agreement with the form of release added and attached as an exhibit to his A&R Employment Agreement.

4.	The definition of a change of control in the prior agreement was revised to align it with the definition of a change in control set forth in the Company’s 2012 Incentive Plan as follows:

(i)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d 3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)	A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of this Agreement, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)	The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee takes into consideration the tax consequences of compensation to the named executive officers, but tax considerations are not a significant part of our Company’s compensation policy.

Accounting for Share-Based Compensation

We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718. This accounting treatment has not significantly affected our executive compensation decisions.

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Clawbacks

In order to further align management’s interests with those of shareholders and to support the Company’s governance practices, the Board of Directors adopted a recoupment policy applicable to annual bonuses and other short-term and long-term incentive compensation based on financial targets (“Incentive Compensation”) received by current and former executive officers of the Company and such other senior executives/employees of the Company who may from time to time be deemed subject to the policy by the Board of Directors (“Covered Executive”). The policy provides that if, as a result of a restatement of the Company’s financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, a Covered Executive received more Incentive Compensation than the Covered Executive would have received absent the incorrect financial statements, the Company shall recover said excess Incentive Compensation (defined as the excess of (i) the actual amount of Incentive Compensation paid to the Covered Executive over (ii) the Incentive Compensation that would have been paid based on the restated financial results during the three-year period preceding the date on which the Company is required to prepare such restatement). The policy also provides that if the Board of Directors makes a determination in its sole discretion that a Covered Executive engaged in Misconduct (as defined below), the Board of Directors may require reimbursement or forfeiture of all or part of the Incentive Compensation received by the Covered Executive. The Board of Directors may use its judgment in determining the amount to be recovered. Misconduct is defined as (i) conviction of a felony, (ii) material breach of any agreement with the Company, (iii) material breach of any Company policy or code, (iv) act of theft, embezzlement or fraud, (v) misrepresentation or misstatement of financial or performance results, and (vi) any other act or event that the Board of Directors has determined that recoupment is appropriate.

Consideration of Stockholder Advisory Vote on Executive Compensation

The Compensation Committee also expects to consider the results of our stockholder advisory vote on executive compensation. At the Company’s previous annual meeting, the Company’s shareholders voted in favor of the compensation of our named executive officers: approximately 91.7% of the shares represented in person or by proxy having voted in favor of the program. In light of these results, the Compensation Committee decided to substantially continue to continue the executive compensation program in 2019. The Board of Directors determined that stockholder advisory votes on executive compensation will be submitted to stockholders of the Company annually until the next required advisory vote on the frequency of conducting advisory votes on executive compensation.

Summary Compensation Table

The following table sets forth the aggregate compensation in 2019 and 2018 for services in all capacities paid or accrued by the Company to Dr. Alan Joslyn, Mr. Michael Sullivan, our Chief Financial Officer, and our next most highly compensated officers who earned more than $100,000 in total salary and bonus during the fiscal year ended December 31, 2019 (the “Named Executive Officers”).

Name and principal position	Year	Salary	Bonus(1)	Stock Awards (2)	Option Awards (2)	All Other Compensation (3)	Total
Dr. Alan Joslyn	2019	$367,500	$87,282	$—	$—	$33,612	$488,394
President and Chief Executive Officer	2018	$350,000	$140,000	$—	$330,280	$14,703	$834,983

Michael O. Sullivan	2019	$229,950	$76,458	$—	$—	$6,899	$313,307
Chief Financial Officer	2018	$219,000	$72,818	$—	$207,180	$6,570	$505,568

Dr. Martin Handfield	2019	$205,380	$33,374	$—	$—	$6,162	$244,916
Senior Vice President Discovery Research	2018	$195,600	$39,120	$—	$182,560	$5,868	$423,148

(1)	The amounts in this column for 2019 represent a performance-based cash bonus award made pursuant to the terms of the Bonus Plan 2019 which was earned and paid in 2019.

(2)	No equity awards were made to our named executive officers in 2019.

(3)	Amounts in this column for Dr. Joslyn, Mr. Sullivan and Dr. Handfield represent the Company’s matching contributions to our Simple IRA retirement plan. The retirement plan requires us to match employee contributions up to the first 3% of compensation earned. For Dr. Joslyn, the amount reflected also includes $22,587 which represents amounts reimbursed by the Company for Dr. Joslyn’s expense in commuting to the Company’s headquarters in Tampa, Florida. Such reimbursement amount is included in Dr. Joslyn’s compensation.

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The Compensation Committee believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. The Compensation Committee utilizes the 2012 Equity Incentive Plan to provide incentives to employees. We do not have any separate long-term incentive plans that provide compensation intended to serve as incentives for performance other than awards contemplated under, or pursuant to, our 2012 Equity Incentive Plan.

Outstanding Equity Awards

The following table provides information concerning unexercised options outstanding as of December 31, 2019:

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Dr. Alan Joslyn	266,666	133,334	(1)	0.73	9/27/2028
President and Chief Executive Officer	28,000			1.52	6/22/2028
	9,334	4,666	(2)	3.70	6/22/2027
	30,000			5.50	6/6/2026

Michael O. Sullivan	166,666	83,334	(1)	0.73	9/27/2028
Chief Financial Officer	18,000			1.52	6/22/2028
	11,666	5,834	(2)	3.70	6/22/2027
	20,000			13.20	3/16/2025
	4,000			8.80	12/8/2024
	2,500			8.60	10/30/2024
	4,500			12.00	2/10/2022

Dr. Martin Handfield	146,666	73,334	(1)	0.73	9/27/2028
Senior Vice President of Discovery Research	16,000			1.52	6/22/2028
	9,334	4,666	(2)	3.70	6/27/2027
	15,000			13.20	3/16/2025
	4,000			8.80	12/8/2024
	1,680			15.00	9/27/2021

(1)	Represents awards that are time vested with each award vesting evenly on an annual basis over two years, subject to earlier vesting upon a change in control as defined in the award agreements.

(2)	Represents awards that are time vested with each award vesting evenly on an annual basis over three years, subject to earlier vesting upon a change in control as defined in the award agreements.

The Company believes that the total compensation paid to its named executive officers for the fiscal year ended December 31, 2019 achieved the overall objectives of its executive compensation program. In accordance with its overall objectives, executive compensation for 2019 was competitive with other similarly-sized companies. The Compensation Committee and Board took the following key compensation actions in 2019:

Determination of Annual Base Salaries

On December 19, 2018, the Compensation Committee and Board authorized increases in the annual salary for each of the Company’s named executive officers effective January 1, 2019 in the amounts set forth below.

Name	Annual Salary For 2018	Increase	Annual Salary For 2019
Dr. Alan Joslyn	$350,000	$17,500	$367,500
Michael Sullivan	$219,000	$10,950	$229,950
Dr. Martin Handfield	$195,600	$9,780	$205,380

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information about beneficial ownership of our Common Stock as of July 2, 2020 (unless otherwise noted) by (i) each shareholder that has indicated in public filings that the shareholder beneficially owns more than five percent of the Common Stock, (ii) each of the Company’s directors and named officers and (iii) all directors and officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had, to our knowledge, sole voting and investment power with respect to the shares listed next to the person’s name.

Name and address(1)	Number of shares beneficially owned	Percentage of ownership (2)
Directors and officers
Dr. Frederick W. Telling (3)	971,618	1.7%
Alan Joslyn (4)	841,667	1.5%
Robert C. Koski (5)	2,406,424	4.3%
Charles L. Pope (6)	510,188	*
Dr. Alan Dunton (7)	543,841	1.0%
Kimberly Murphy (8)	138,664	* %
Michael Sullivan (9)	497,422	* %
(All Directors and officers as a group 7 persons)	5,909.824	9.9%

5% shareholders
Joseph Hernandez(10)	9,200,000	16.6%
Randal J. Kirk(11)	4,612,166	8.3%

*	Beneficial ownership percentage is less than 1%.

(1)	Except as indicated, the address of the person named in the table is c/o Oragenics, Inc., 4902 Eisenhower Blvd., Suite 125, Tampa, Florida 33634.

(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after July 2, 2020, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Common Stock held by them. Applicable percentage ownership is based on 55,362,803 shares of the Common Stock outstanding as of July 2, 2020. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(3)	Includes: (i) 482,080 shares able to be acquired pursuant to stock options, and (ii) 150,000 shares able to be acquired upon the exercise of warrants and excludes 156,540 shares subject to options that have not vested.

(4)	Includes (i) 738,667 shares able to be acquired pursuant to stock options; and (ii) 33,333 shares able to be acquired upon the exercise of warrants. Excludes 533,333 shares subject to options that have not vested.

(5)	The share amounts include: (i) 1,086,483 shares held by the Koski Family Limited Partnership (“KFLP”) of which Mr. Koski is a general partner; (ii) 300,000 shares able to be acquired by the KFLP upon conversion of Series B Convertible Preferred Stock; (iii) 241,936 shares able to be acquired by the KFLP upon exercise of warrants; (iv) 242,839 shares owned directly by Mr. Koski; (v) 53,086 shares owned directly by trusts for which Mr. Koski serves as sole trustee as follows: the Robert Clayton Koski Trust for the benefit of Anthony James Hunter (10,760 shares); The Robert Clayton Koski Trust for the benefit of Hunter Buchanan Koski (10,760 shares); The Robert Clayton Koski Trust for the benefit of Clayton Ward Bennett (10,000 shares); and The Robert Clayton Koski Trust for the benefit of Robert Edward Koski (10,760 shares) and the Robert Clayton Koski Trust for the benefit of Elyse Margaux Koski (10,806 shares); and (vi) 482,080 shares able to be acquired pursuant to stock options and excludes 156,540 shares subject to options that have not vested.

(6)	Includes: 482,080 shares able to be acquired pursuant to stock options and excludes 156,540 shares subject to options that have not vested.

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(7)	Includes: (i) 482,580 shares able to be acquired pursuant to stock options and (ii) 20,000 shares able to be acquired upon the exercise of warrants and excludes 156,540 shares subject to options that have not vested.

(8)	Includes 138,664 shares able to be acquired pursuant to stock options awarded to Ms. Murphy upon joining our Board of Directors.

(9)	Includes: 483,167 shares able to be acquired pursuant to stock options and excludes 333,333 shares subject to options that have not vested.

(10)	Based upon information provided by Schedule 13D filed with the Securities and Exchange Commission, dated May 15, 2020 and Form 3 dated May 15, 2020. Excludes the NTI Transaction Warrants to purchase 9,200,000 shares of the Company’s common stock, which are not currently exercisable and are the subject of Proposal III being submitted to our shareholders.

(11)	Based upon information provided by Schedule 13D filings with the Securities and Exchange Commission, dated June 12, 2012, August 3, 2012, October 2, 2013, November 2, 2013, December 26, 2013, November 13, 2017 and March 2, 2020 and Form 4 dated July 5, 2016. On January 1, 2020, TS Biotechnology Holdings, LLC (“TS Biotechnology”) and Precigen, Inc. formerly known as Intrexon Corporation (“Precigen”) entered into a Stock and Asset Purchase Agreement, pursuant to which TS Biotechnology purchased from Precigen, 1,448,110 shares of Oragenics’ Common Stock. At closing, TS Biotechnology elected to have the Purchase Agreement Shares issued directly to its members, all of which are either entities managed by Third Security or for which Mr. Kirk serves as Trustee. the number of shares includes (i) 1,448,109 shares previously owned directly by Precigen, Inc.; (ii) 100,056 shares owned directly by NRM VII Holdings, I, LLC, a Virginia Limited Liability Company that is also controlled by Mr. Kirk; and (iii) 3,064,000 shares of Common Stock, in open market transactions between January 31, 2020 and March 2, 2020. Mr. Kirk is the Chairman of Precigen and over which Mr. Kirk, directly and through certain affiliates, has voting and dispositive power of a majority of the outstanding capital stock. Mr. Kirk may therefore be deemed to have voting and dispositive power over the 100,056 shares of Common Stock owned by NRM Holdings and the 1,448,110 shares of Common Stock owned by Precigen and the 3,064,000 shares purchased by Mr. Kirk’s entities. Mr. Kirk disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Mr. Kirk’s principal business office is The Governor Tyler, 1881 Grove Avenue, Radford, Virginia 24141.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Securities and Exchange Commission rules require us to disclose any transaction or currently proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

The Audit Committee of the Board of Directors (or, to the extent applicable, our disinterested directors) is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

Financing Transactions

Stock Purchase Agreement-Acquisition of Noachis Terra Inc.

On May 1, 2020, we entered into a Stock Purchase Agreement with Mr. Joseph Hernandez, the sole shareholder of Noachis Terra, pursuant to which we acquired one hundred percent (100%) of the total issued and outstanding common stock of Noachis Terra (the “Transaction”). In exchange, Mr. Hernandez, received the following: (i) cash consideration equal to $1,925,000, of which approximately $500,000 was applied to extinguish Noachis Terra’s pre-Transaction liabilities (a portion of which were due to Mr. Hernandez); (ii) 9,200,000 restricted shares of our common stock, the sale of which shares cannot occur until the earlier of (a) our share price closing above $2.50 per share, (b) our announcement that we have received funding from BARDA, or (c) six months from the Transaction’s closing; and (iii) warrants to purchase 9,200,000 shares of our common stock, which warrants carry an exercise price of $1.25 per share, a five-year term, and may not be exercised until we have obtained shareholder approval with respect to the exercisability of the warrants pursuant to the New York Stock Exchange American (“NYSE American”) requirements. Following such approval, the warrants may not be exercised until the earlier of (a) notification of BARDA’s willingness to fund development of the TerraCoV2 vaccine product candidate, (b) phase 1 clinical results demonstrating activity, or (c) the first anniversary of the Transaction’s closing.

In addition to the above consideration, Mr. Hernandez was entitled to receive contingent consideration based upon the exercise of certain of our outstanding warrants as follows: (i) twenty percent (20%) of the cash proceeds received by the Company upon exercise of the Company’s warrants carrying an exercise price of $0.75 and $0.90; and (ii) forty-five percent (45%) of the cash proceeds received by the Company upon exercise of the Company’s warrants carrying an exercise price of $1.00, in each case, for so long as the warrants remain outstanding. The warrants with an exercise price of $0.75 expired on May 14, 2020 pursuant to their terms, none of which were exercised on or after May 1, 2020.

Pursuant to the Stock Purchase Agreement, within thirty (30) days of the Transaction’s closing, we filed with the Securities and Exchange Commission a registration statement covering the 9,200,000 shares of the Company’s common stock and the warrants to purchase 9,200,000 shares of the Company’s common stock, which registration statement must be declared effective within ninety (90) days after the filing of the registration statement. The registration statement was filed on May 29, 2020.

The Lantibiotic Exclusive Channel Collaboration Agreement with Precigen, Inc. (“Precigen”)

On June 5, 2012, we entered into the Lantibiotic ECC with Precigen that governs a “channel collaboration” arrangement in which we will use Precigen’s advanced transgene and cell engineering platforms for the development and production of lantibiotics, a class of peptide antibiotics that are naturally produced in Gram-positive bacteria and contain the characteristic polycyclic thioether amino acids lanthionine and methyllanthonine (collectively, the “Lantibiotics Program”). The Lantibiotic ECC and Lantibiotic Stock Issuance Agreement were assigned to and assumed by ILH Holdings, Inc., (“ILH”) a wholly owned subsidiary of Precigen, Precigen subsequently sold the majority of its bioengineering assets, inclusive of ILH, to TS Biotechnology LLC, an entity managed by Third Security. In addition, Precigen sold its holdings in our securities to TS Biotechnology. The Lantibiotic ECC provides for the establishment of committees comprised of our representatives and representatives from ILH Holdings, Inc. (“Collaboration Partner”) following the assignment by Precigen that will govern activities related to the Lantibiotics Program in the areas of project establishment, chemistry, manufacturing and controls matters, clinical and regulatory matters, commercialization efforts and intellectual property matters. The Joint Steering Committee establishes projects for the Lantibiotics Program and establishes the priorities, as well as approved the budgets for projects. In November of 2017 in connection with our Series B Preferred Financing, we amended the Lantibiotic ECC to revise the payments, we are obligated to make to our Collaboration Partner as described below.

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The Lantibiotic ECC grants us an exclusive worldwide license to use patents and other intellectual property of Precigen in connection with the research, development, use, importing, exporting, manufacture, sale, and offer for sale of drug products involving the direct administration to humans or companion animals of a lantibiotic for the prevention or treatment of infectious disease (“Oragenics Products”). Such license is exclusive with respect to any clinical development, selling, offering for sale or other commercialization of Oragenics Products, and otherwise is non-exclusive. Subject to limited exceptions, we may not sublicense the rights described without Precigen’s written consent.

Under the Lantibiotic ECC, and subject to certain exceptions, we are responsible for, among other things, funding the further anticipated development of lantibiotics toward the goal of commercialization, conducting nonclinical and clinical development of candidate lantibiotics, as well as for other aspects of manufacturing and the commercialization of the product(s). Among other things, our Collaboration Partner is responsible for technology discovery efforts, cell-engineering development, certain aspects of the manufacturing process, and costs of filing, prosecution and maintenance of our Collaboration Partner’s patents. Under the Lantibiotic ECC our Collaboration Partner has the option to perform any manufacturing activities in connection with the Lantibiotic Program that relate to the use of our Collaboration Partner material, the manufacture of bulk drug products, the manufacturing of bulk quantities, other components of Oragenics Products, or any earlier steps in the manufacturing process for Oragenics Products. To the extent our Collaboration Partner so elects, a separate manufacturing and supply agreement may be entered into between our Collaboration Partner and the Company.

Pursuant to the terms of the Lantibiotic ECC, as amended, we are obligated to pay our Collaboration Partner on a quarterly basis 10% of net sales derived in that quarter from the sale of products developed from the Lantibiotic ECC, calculated on an Oragenics Product-by-Oragenics Product basis and we will pay our Collaboration Partner on a quarterly basis 25% of revenue obtained in that quarter from a sublicensor in the event of a sublicensing arrangement.

We have agreed to indemnify and hold our Collaboration Partner -harmless from any damages caused as a result of (i) our negligence or willful misconduct, (ii) the use, handling, storage, or transport of our Collaboration Partner Materials (as defined in the Lantibiotic ECC), (iii) our breach of a material representation, warranty or covenant in the Lantibiotic ECC, or (iv) the design, development, manufacture, regulatory approval, handling, storage, transport, distribution, sale or other disposition of any Oragenics Product.

Our Collaboration Partner may terminate the Lantibiotic ECC if we fail to use diligent efforts to develop and commercialize Oragenics Products or if we elect not to pursue the development of a Lantibiotics Program identified by our Collaboration Partner that is a “Superior Therapy” as defined in the Lantibiotic ECC. We may voluntarily terminate the Lantibiotic ECC at any time upon 90 days written notice to our Collaboration Partner.

Upon termination of the Lantibiotic ECC, we may continue to develop and commercialize any Oragenics Product that has been, at the time of termination:

(i)	commercialized by us;

(ii)	approved by regulatory authorities;

(iii)	a subject of an application for regulatory approval that is pending before the applicable regulatory authority; or

(iv)	the subject of at least an ongoing Phase 1, Phase 2 or Phase 3 clinical trial in the Field (in the case of a termination by our Collaboration Partner due to an uncured material breach by the Company or a voluntary termination by us).

37

Our obligation to pay 10% of net sales, 25% of sublicensing revenue and the milestone payments described below with respect to these “retained” products as well as to use diligent efforts to develop and commercialize these “retained” Oragenics Products will survive termination of the Lantibiotic ECC.

In addition, in partial consideration for each party’s execution and delivery of the Lantibiotic ECC, we entered into a Stock Issuance Agreement with our Collaboration Partner. Pursuant to the Stock Issuance Agreement, we issued to our Collaboration Partner 439,243 shares of our Common Stock as an initial technology access fee, in consideration for the execution and delivery of the Lantibiotic ECC and granted our Collaboration Partner certain equity participation rights and registration rights.

The registration rights granted to our Collaboration Partner in the Stock Issuance Agreement by us consisted of “piggyback registration” rights which permit our Collaboration Partner to participate in any firm commitment underwritten offering of securities by us, subject to underwriter cutbacks and lockups. In addition, we are precluded from granting registration rights in connection with a private placement unless (i) all shares held by our Collaboration Partner are, at the time of such private placement, included on a registration statement, or (ii) we agree, in connection with such private placement, to grant our Collaboration Partner the right to include on the registration statement a number of our Collaboration Partner’s Company shares equal to one half of the number of shares to be registered on behalf of the other holders or prospective holders.

Pursuant to the Stock Issuance Agreement, our Collaboration Partner is also entitled, at its election, to participate in future securities offerings by us that constitute “qualified financings” and purchase securities equal to 30% of the number of shares of Common Stock or other securities sold in such offering (exclusive of our Collaboration Partner’s purchase). For this purpose, a “qualified financing” means a sale of Common Stock or equity securities convertible into Common Stock in a public or private offering, raising gross proceeds of at least $1,000,000, where the sale of shares is either registered under the Securities Act of 1933, as amended, at the time of issuance or we agree to register the resale of such shares.

In November of 2017, the Stock Issuance Agreement was also amended. Under the terms of the amendment, we have agreed to make certain payments, in cash, to our Collaboration Partner upon our achievement of designated milestones. The milestone events and amounts payable are as follows:

(i)	a one-time payment of twenty-five million United States dollars ($25,000,000) within six (6) months of the achievement of the Regulatory Approval Milestone Event meaning receiving approval from the FDA of a New Product Application (or equivalent regulatory action in a foreign jurisdiction) for an Oragenics Product;

(ii)	a one-time payment of five million United States dollars ($5,000,000) within six (6) months of the achievement of the New Indication Milestone Event meaning receiving approval from the FDA of a Supplemental FDA Application (or an equivalent filing with another equivalent regulatory agency) which Supplemental FDA Application sought approval of an indication for use of the Oragenics Product other than the current regulatory-approved indication; and

(iii)	a one-time payment of five million United States dollars ($5,000,000) within six (6) months of the achievement of the New Product Milestone Event meaning the receiving of approval from the FDA of a New Product that is deemed to be a different drug product that the first Oragenics Product that was clinically pursued under the Lantibiotics Program.

On July 21, 2016, the Lantibiotics ECC was amended to revise the definition of Field in view of a provisional patent application filing between our Collaboration Partner and Oragenics and to further clarify Oragenics’ rights under the Lantibiotic ECC to genetically modified Streptococcus mutans that express Lantibiotic(s).

None of the Lantibiotic ECC milestones had been achieved as of December 31, 2019.

38

The Oral Mucositis Exclusive Channel Collaboration Agreement with Precigen and Intrexon Actobiotics NV

On June 9, 2015, we entered into an Oral Mucositis ECC with Precigen and Intrexon Actobiotics NV, a wholly-owned subsidiary of Precigen, through which we intend to research, develop and commercialize products, including the continued development and commercialization of AG013, for use in the treatment of oral mucositis in humans through the administration of an effector via genetically modified bacteria, but, in any case, excluding the delivery of anti-cancer effectors for the purpose of treatment or prophylaxis of cancer (collectively, the “Program”). Contemporaneously with the Oral Mucositis ECC, we and Precigen also entered into a Stock Issuance Agreement (the “SIA”) which authorized the issuance of the Technology Access Fee and the future stock issuance of our Common Stock to Precigen upon the achievement of designated milestones. We issued a Convertible Note in the amount of $5,000,000 as payment of the technology access fee associated with the Oral Mucositis ECC which was payable, at our option, in cash or shares of our Common Stock. The convertible note, including accrued interest, was repaid in December 2015 through the issuance of 338,101 shares of our Common Stock. In November of 2017 we amended the Oral Mucositis ECC to revise the payments we are obligated to make to Precigen, as described below, and we revised the field in which we have exclusive rights to our Oral Mucositis product candidate for the treatment of Oral Mucositis to clarify that we have an exclusive right for the treatment of Oral Mucositis in humans regardless of etiology.

The Oral Mucositis ECC governs the “channel collaboration” arrangement in which we will use Precigen’s proprietary technology relating to the identification, design and production of genetically modified bacteria for the purpose of developing the Program.

The Oral Mucositis ECC provides for the establishment of committees comprised from us and Precigen representatives that will govern activities in the areas of project establishment, chemistry, manufacturing and controls, clinical and regulatory matters, commercialization efforts, and intellectual property.

The Oral Mucositis ECC grants us an exclusive worldwide license to utilize Precigen’s and Actobiotics’ intellectual property to develop and commercialize products, including the continued development and commercialization of AG013, for use in the treatment of oral mucositis in humans through the administration of an effector via genetically modified bacteria, but, in any case, excluding the delivery of anti-cancer effectors for the purpose of treatment or prophylaxis of cancer (the “Field”). It also grants us an exclusive license in the Field under all Information Controlled by Actobiotics (or otherwise by Precigen) and existing as of the Effective Date relating to the regulatory approval of AG013, including regulatory filings, data, clinical trial reports, and rights thereunder.

Under the Oral Mucositis ECC, and subject to certain exceptions, we are responsible for, among other things, funding the further anticipated development of products toward the goal of commercialization, conducting preclinical and clinical development of candidate products, as well as for other aspects of manufacturing and the commercialization of the product(s). Among other things, Precigen is responsible for technology discovery efforts, cell-engineering development, and certain aspects of the manufacturing process.

Pursuant to the terms of the Oral Mucositis ECC, as amended, we are obligated to pay Precigen on a quarterly basis 12% of the net sales derived from the sale of products developed from the exclusive channel collaboration. We are also obligated to pay Precigen on a quarterly basis 25% of revenue obtained in that quarter from a sublicensor in the event of a sublicensing arrangement.

We have agreed to indemnify and hold Precigen harmless from any damages caused as a result of (i) our negligence or willful misconduct, (ii) the use, handling, storage, or transport of Precigen Materials (as defined in the Oral Mucositis ECC) or materials that are Actobiotics IP (as defined in the Oral Mucositis ECC), (iii) our breach of a material representation, warranty or covenant in the Oral Mucositis ECC, or (iv) the design, development, manufacture, regulatory approval, handling, storage, transport, distribution, sale or other disposition of any Oragenics Product.

We may voluntarily terminate the Oral Mucositis ECC upon 90 days written notice to Precigen. Precigen may also terminate the Oral Mucositis ECC if we breach and fail to cure the breach within 60 days or we do not pursue development of a Superior Therapy identified by Precigen that is a “Superior Therapy” as defined in the Oral Mucositis ECC.

39

Upon termination of the ECC, we may continue to develop and commercialize any Oragenics Product that, at the time of termination that satisfies at least one of the following criteria:

(i)	the particular Oragenics Product is being sold by us triggering profit sharing payments under the Oral Mucositis ECC to Precigen;

(ii)	the particular Oragenics Product has received regulatory approval;

(iii)	the particular Oragenics Product is a subject of an application for regulatory approval in the Field covered by the ECC that is pending before the applicable regulatory authority;

(iv)	the particular Oragenics Product is AG013, and such Oragenics Product has been the subject of at least one completed Phase 2 clinical trial (as such is defined by relevant FDA guidelines) during the Term; or

(v)	the particular Oragenics Product other than AG013 and such Oragenics Product is the subject of at least an ongoing Phase 1, Phase 2 or Phase 3 clinical trial in the Field.

Our obligation to pay 12% of net sales, 25% of sublicensing revenue and the milestone payments described below with respect to these “retained” products as well as to use diligent efforts to develop and commercialize these “retained” Oragenics Products will survive termination of the Oral Mucositis ECC.

In November of 2017, the Stock Issuance Agreement was also amended. Under the terms of the amended Oral Mucositis ECC (including the May 2017 amendment which was superseded by the November amendment) and amended Stock Issuance Agreement agreed to make certain payments to Precigen upon our achievement of designated milestones in the form of shares of our Common Stock (based upon the fair market value of the shares otherwise required to be issued) unless the issuance of such shares would reasonably likely cause Precigen to consolidate our financial statements with Precigen’s financial statements, or at our option make a cash payment to Precigen. The milestone events and amounts payable are as follows:

(i)	a one-time payment of twenty-seven million five hundred thousand United States dollars ($27,500,000) within six (6) months of the achievement of the Regulatory Approval Milestone Event meaning receiving approval from the FDA of a New Product Application for an Oragenics Product (or equivalent regulatory action in a foreign jurisdiction);

(ii)	a one-time payment of five million United States dollars ($5,000,000) within six (6) months of the achievement of the New Indication Milestone Event meaning receiving approval from the FDA of a Supplemental FDA Application (or an equivalent filing with another equivalent regulatory agency) which Supplemental FDA Application sought approval of an indication for use of the Oragenics Product other than the current regulatory-approved indication; and

(iii)	a one-time payment of five million United States dollars ($5,000,000) within six (6) months of the achievement of the New Product Milestone Event meaning receiving approval from the FDA of a New Product that is deemed to be a different drug product that the first Oragenics Product that was clinically pursued under the Program.

None of the Oral Mucositis ECC milestones had been achieved as of December 31, 2019.

Effective January 1, 2018, Precigen assigned its interest in the Oral Mucositis ECC and Stock Issuance Agreement to its wholly owned subsidiary, ActoBio Therapeutics, Inc.

The July 17, 2018 Underwritten Public Offering

On July 17, 2018, we closed an underwritten public offering of units for gross proceeds of approximately $13.8 million, which includes the full exercise of the underwriter’s over-allotment option to purchase additional shares and warrants, prior to deducting underwriting discounts and commissions and offering expenses payable by us. The Company’s non-employee directors, Frederick Telling and Alan Dunton participated in the Public Offering through the purchase of 100,000 shares and 20,000 shares, respectively, of the Company’s Common Stock and warrants to purchase 100,000 shares and 20,000 shares, respectively, of the Company’s Common Stock. Dr. Telling and Dr. Dunton’s participation was approved by our Audit Committee.

40

The offering was comprised of Class A Units, priced at a public offering price of $1.00 per unit, with each unit consisting of one share of Common Stock and a seven-year warrant to purchase one share of Common Stock with an exercise price of $1.00 per share (each, a “Warrant” and collectively, the “Warrants”), and Class B Units, priced at a public offering price of $1.00 per unit, with each unit comprised of one share of series D preferred stock (the “Series D Preferred Stock”), which is convertible into one share of Common Stock, and a Warrant. The conversion price of the Series D Preferred Stock issued in the transaction as well as the exercise price of the Warrants are fixed and do not contain any variable pricing features or any price based anti-dilutive features. The Series D Preferred Stock issued in this transaction included a beneficial ownership blocker but has no dividend rights (except to the extent that dividends are also paid on the Common Stock), liquidation preference or other preferences over Common Stock, and, with certain exceptions, has no voting rights. The securities comprising the units were immediately separable and have been issued separately.

At the closing of our underwritten public offering, a total of 4,436,000 shares of Common Stock, 9,364,000 shares of Series D Preferred Stock convertible into 9,364,000 shares of Common Stock, and warrants to acquire 13,800,000 shares of Common Stock were issued inclusive of the underwriter’s exercise of their over-allotment option to purchase 1,800,000 shares of Common Stock and warrants to acquire 1,800,000 shares of Common Stock at $1.00 per share.

Since the closing of our underwritten public offering all of the shares of Series D Preferred Stock that were issued have been converted into shares of our Common Stock in accordance with the terms for conversion and 9,505,500 warrants were exercised for cash generating approximately $9.5 million in proceeds to us.

The March 25, 2019 Underwritten Public Offering

On March 25, 2019 we closed on an underwritten public offering of 16,666,668 shares of our Common Stock, par value $0.001 per share (the “Common Stock”), together with Series 1 Warrants to purchase up to an aggregate of 8,333,334 shares of our Common Stock (the “Series 1 Warrants”) and Series 2 Warrants to purchase up to an aggregate of 8,333,334 shares of our Common Stock (the “Series 2 Warrants”), at a price to the public of $0.75 per share and related warrants (the “Public Offering”). We also granted the Underwriter a 30-day option to purchase up to an additional 2,500,000 additional shares of Common Stock (the “Option Shares”) and/or Series 1 Warrants to purchase up to 1,250,000 shares of Common Stock and Series 2 Warrants to purchase up to 1,250,000 shares of Common Stock (the “Option Warrants”).

Each Series 1 Warrant has an exercise price of $0.75 per share of Common Stock and will expire on the earlier of (1) the eighteen-month anniversary of the date of issuance and (2) twenty-one trading days following the Company’s release of top-line data related to its Phase 2 double blind, placebo controlled clinical trial of AG013. Each Series 2 Warrant has an exercise price of $0.90 per share of Common Stock and will expire five years following the date of issuance.

Dr. Frederick Telling, Dr. Alan Joslyn, participated in the Public Offering through the purchase of 100,000 shares and 66,667 shares, respectively, of the Company’s Common Stock and Series 1 warrants to purchase 50,000 shares and 33,333 shares, and Series 2warrants to purchase 50,000 shares and 33,333 shares respectively, of the Company’s Common Stock. Dr. Telling and Dr. Joslyn’s participation was approved by our Audit Committee.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors and any persons who beneficially own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission Officers, Directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms furnished to the Company and written representations from the executive officers, Directors and holders of ten percent or more of the Company’s Common Stock, the Company believes, all person’s subject to the reporting requirements with regard to the Common Stock complied with the applicable filing requirements during 2019.

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OTHER MATTERS

Interim Corporate Mailings

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the Company may elect annually to receive interim corporate mailings, including interim financial statements of the Company, if they so request. If you wish to receive such mailings, please complete the form in Appendix A and mail as instructed on the form.

Availability of Annual Report on Form 10-K

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for 2019. Shareholders who would like additional copies of the Annual Report on Form 10-K should direct their requests in writing to:

Oragenics, Inc.

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

Attention: Michael Sullivan, Secretary.

Miscellaneous

Management does not know of any matters to be brought before the Annual Meeting of Shareholders other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting of Shareholders, the persons designated as proxies will vote in accordance with their best judgment on such matters.

BY ORDER OF THE
BOARD OF DIRECTORS

/s/ Michael Sullivan
Michael Sullivan,
Secretary

Tampa, Florida
July 13, 2020

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APPENDIX A

STOCK PURCHASE AGREEMENT

between

JOSEPH HERNANDEZ

as Seller,

and

ORAGENICS, INC.,

as Buyer,

Dated as of May 1, 2020

A-1

A-2

Article IV REPRESENTATIONS AND WARRANTIES OF THE BUYER		A-32

4.1	Organization	A-32
4.2	Authority	A-32
4.3	No Conflict; Required Filings and Consents	A-32
4.4	Brokers	A-33
4.5	Investment Intent	A-33
4.6	SEC Filings	A-33
4.7	Legal Proceedings	A-34
4.8	Issuance of Share Consideration	A-34
4.9	Material Changes; Undisclosed Events, Liabilities or Developments	A-34
4.10	Sarbanes-Oxley; Internal Accounting Controls	A-35
4.11	Investment Company	A-35
4.12	Listing and Maintenance Requirements	A-35

Article V COVENANTS		A-36

5.1	Non-Competition; Non-Solicitation	A-36
5.2	Release of Obligations	A-37
5.3	Transfer of Permits	A-38
5.4	Intercompany Arrangements	A-38
5.5	Confidentiality	A-38
5.6	Consents and Filings; Further Assurances	A-39
5.7	Registration Rights	A-39
5.8	NYSE American Required Shareholder Approval	A-41
5.9	Voting	A-42
5.10	Listing of Common Stock	A-42
5.11	Form D; Blue Sky Filings	A-42
5.12	Board Appointment	A-42
5.13	Lock-Up	A-42

Article VI TAX MATTERS		A-43

6.1	Allocation of Taxes for a Straddle Period	A-43
6.2	Tax Returns for Pre-Closing Tax Periods and Straddle Periods	A-43
6.3	Other Tax Matters	A-44
6.4	Cooperation on Tax Matters	A-44
6.5	Transfer Taxes	A-44
6.6	Tax Contests	A-45

Article VII INDEMNIFICATION		A-45

7.1	Survival	A-45
7.2	Indemnification by Seller	A-46
7.3	Indemnification by Buyer	A-47
7.4	Procedures	A-47
7.5	Limits on Indemnification	A-49
7.6	Remedies Not Affected by Investigation, Disclosure or Knowledge	A-49
7.7	Tax Matters	A-50
7.8	Right of Set-off	A-50
7.9	Exclusive Remedy	A-50

A-3

Article VIII GENERAL PROVISIONS		A-50

8.1	Fees and Expenses	A-50
8.2	Amendment and Modification	A-51
8.3	Waiver	A-51
8.4	Notices	A-51
8.5	Interpretation	A-52
8.6	Entire Agreement	A-52
8.7	No Third-Party Beneficiaries	A-52
8.8	Governing Law	A-52
8.9	Submission to Jurisdiction	A-53
8.10	Assignment; Successors	A-53
8.11	Enforcement	A-53
8.12	Currency; Payments	A-53
8.13	Severability	A-53
8.14	Waiver of Jury Trial	A-54
8.15	Counterparts	A-54
8.16	Facsimile or .pdf Signature	A-54
8.17	Time of Essence	A-54
8.18	No Presumption Against Drafting Party	A-54

INDEX OF EXHIBITS

Exhibit	Description
Exhibit A	Form of Warrant
Exhibit B	List of Additional Cash Consideration Warrants

Schedules

Disclosure Schedules

A-4

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of May 1, 2020 (this “Agreement”), between Joseph Hernandez (“Seller”), an individual residing in Florida, and Oragenics, Inc., a Florida corporation (the “Buyer”).

RECITALS

A. Seller owns 100% of the issued and outstanding common stock (the “Shares”) of Noachis Terra, Inc., a Delaware corporation (the “Company”);

B. On March 23, 2020, the Company was granted a License Agreement (the “License”), effective as of March 18, 2020, by the National Institutes of Allergy and Infectious Diseases (“NIAID”), License Number (L-121-2020-0); and

C. Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, all of the Stock, on the term set forth herein;

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

Article I
DEFINITIONS

1.1 Certain Defined Terms. For purposes of this Agreement:

“Accounts Payable” means accounts payable, notes payable and other payables generated in connection with the business of the Company.

“Accounts Receivable” means accounts receivable, notes receivable and other receivables generated in connection with the business of the Company.

“Action” means any claim, action, suit, inquiry, proceeding, audit or investigation by or before any Governmental Authority, or any other arbitration, mediation or similar proceeding.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

“Ancillary Agreements” means the Warrant and all other agreements, documents and instruments required to be delivered by any party pursuant to this Agreement, and any other agreements, documents or instruments entered into at or prior to the Closing in connection with this Agreement or the transactions contemplated.

“BARDA” means the Biomedical Advanced Research Development Authority under the Health and Human Services HS Office of the Assistant Secretary for Preparedness and Response,

A-5

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of Florida.

“Buyer Common Stock” means the common stock, $0.001 par value per share, of Buyer.

“Company Intellectual Property” means any and all Technology and Intellectual Property Rights that are owned or purported to be owned by or exclusively licensed to the Company.

“Competitive Business” means any business enterprise involved in the research, development, manufacture, distribution, and/or sale of products for SARS-CoV-2 immunization.

“Contract” means any contract, agreement, arrangement or understanding, whether written or oral and whether express or implied.

“Control,” including the terms “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by Contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Encumbrance” means any charge, claim, limitation, condition, equitable interest, mortgage, lien, option, pledge, security interest, easement, encroachment, right of first refusal, adverse claim or restriction of any kind, including any restriction on or transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Environmental Laws” means all Laws relating to pollution or protection of the environment, exposure of any individual to Hazardous Materials, and Laws which prohibit, regulate or control any Hazardous Material, including Laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, registration, distribution, labeling, sale, or the exposure of others to, recycling, use, treatment, storage, disposal, transport, or handling of Hazardous Materials or any product containing any Hazardous Material, and including related electronic waste, product content or product take-back requirements.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder

“Fraud” means a claim for common law fraud with the intent to deceive brought against a Person based on a representation or warranty contained in this Agreement; provided, that (a) at the time of the applicable misrepresentation or omission, the Person making such misrepresentation or omission had knowledge of the inaccuracy of such misrepresentation or omission and (b) another Person acted in reliance on such misrepresentation or omission and suffered financial injury as a result of such inaccuracy.

A-6

“GAAP” means United States generally accepted accounting principles and practices as in effect on the date hereof.

“Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal, or arbitral or judicial body (including any grand jury).

“Hazardous Materials” means any material, emission, or substance that has been designated by a Governmental Authority to be a pollutant, contaminant, hazardous, toxic, radioactive or biological waste, or otherwise a danger to health, reproduction or the environment, including asbestos-containing materials, mold, and petroleum and petroleum products or any fraction thereof.

“Hedging Activities” means any forward sale, hedging or similar transaction involving any Securities, including any transaction by which any economic risks and/or rewards or ownership of, or voting rights with respect to, any such Securities are Transferred or affected.

“Immediate Family” means, with respect to any specified Person, any other Person who is an “immediate family member” of such first Person as defined in the general commentary to Section 303A.02(b) of the Listed Company Manual of the NYSE American.

“Indebtedness” means, without duplication (but before taking into account the consummation of the transactions contemplated hereby), (i) the unpaid principal amount, accrued interest, premiums, penalties and other fees, expenses (if any), and other payment obligations and amounts due (including such amounts that would become due as a result of the consummation of the transactions contemplated by this Agreement) that would be required to be paid by a borrower to a lender pursuant to a customary payoff letter, in each case, in respect of (A) all indebtedness for borrowed money of the Company, (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments (including any note payable to a Seller or former equityholder), and (C) all obligations with respect to interest-rate hedging, swaps or similar financial arrangements (valued at the termination value thereof and net of all payments owed to the Company or its Affiliates thereunder); (ii) all obligations under capitalized leases with respect to which the Company is liable, determined in accordance with GAAP; (iii) any amounts for the deferred purchase price of goods and services, including any earn out liabilities associated with past acquisitions, but excluding trade payables; (iv) all liabilities with respect to any current or former employee, officer, director or equityholder of the Company that arise before or on the Closing Date, including all liabilities with respect to any Plan, all accrued salary, deferred compensation and vacation obligations, all workers’ compensation claims, any liability in respect of accrued but unpaid bonuses for the prior fiscal year and for the period commencing on the first day of the current fiscal year and ending on the Closing Date, and any employment Taxes payable by the Company with respect to the foregoing; (v) unpaid management fees; (vi) all Accounts Payable (including any accrued payables and any payments owed under the License, inclusive of any royalty payment that may be due pursuant to Section 14.7 of the License) and all other amounts payable to NIH, NIAID, any Consultant or any other third party arising or accruing on or prior to the date hereof, (vii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company; (viii) all unpaid Pre-Closing Taxes (except those described in clause (i) of the definition of Pre-Closing Taxes); and (ix) all obligations of the type referred to in clauses (i) through (viii) of other Persons for the payment of which the Company is responsible or liable, as obligor, guarantor, surety or otherwise, including any guarantee of such obligations.

A-7

“Intellectual Property Rights” means worldwide common law and statutory rights associated with (i) patents and patent applications of any kind, (ii) copyrights, copyright registrations and copyright applications, “moral”, “economic” and mask work rights, (iii) the protection of trade and industrial secrets and confidential information, (iv) logos, trademarks, trade names and service marks, (v) domain names and (vi) any other proprietary rights relating to Technology, including any analogous rights to those set forth above.

“Knowledge,” with respect to a party, means the knowledge of such party, in the case of an individual, or any officer or director of such party, in the case of an entity, and, in each case, such knowledge as would be imputed to such Persons upon due inquiry.

“Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or order of any Governmental Authority.

“Leased Real Property” means all real property leased, subleased or licensed to the Company or which the Company otherwise has a right or option to use or occupy, together with all structures, facilities, fixtures, systems, improvements and items of property previously or hereafter located thereon, or attached or appurtenant thereto, and all easements, rights and appurtenances relating to the foregoing.

“Material Adverse Effect” means any event, change, circumstance, occurrence, effect, result or state of facts that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, financial condition or results of operations of the Company, as applicable, or (ii) materially impairs the ability of Seller, on the one hand, or Buyer, on the other hand, as applicable, to consummate the transactions contemplated by this Agreement or the Ancillary Agreements or would reasonably be expected to do so; provided, however, that, solely with respect to the foregoing clause (i), any event, change, circumstance, occurrence, effect, result or state of facts shall not be taken into account in determining if a Material Adverse Effect exists or has occurred to the extent such event, change, circumstance, occurrence, effect, result or state of facts, directly or indirectly, arises out of or is attributable to: (A) changes, conditions or effects in the United States or foreign economies or securities or financial markets in general; (B) changes, conditions or effects that affect the industries in which the Company, as appropriate, operates; (C) changes in applicable Laws or accounting rules, including GAAP, first proposed after the date hereof; (D) the public announcement of this Agreement or the transactions contemplated hereby, include losses of employees, customers, suppliers, distributors or others having relationships with the Company (provided, that this shall not limit any representation, warranty or covenant made herein); (E) any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions (provided, that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); or (F) conditions caused by acts of terrorism or war (whether or not declared) or any natural or man-made disaster or acts of God; provided, however, that, with respect to the foregoing clauses (A), (B), (C) and (F), any such event, change, occurrence, circumstance, effect condition or state of facts may be taken into account in determining whether there has been or is a Material Adverse Effect to the extent it disproportionately impacts the business, assets, liabilities, financial condition or results of operations of the Company, as applicable, in comparison to other participants of similar size in the same industry in which the Company, as applicable, operate.

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“NIH” means the U.S. National Institutes of Health.

“Open Source” means all software and other material that is distributed as “freeware,” “free software,” “open source software” or under a similar licensing or distribution model. Open Source includes any software and other material that is distributed under any license listed or that is substantially similar to any license listed at http://www.opensource.org/licenses.

“Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any Governmental Authority, and including any successor, by merger or otherwise, of any of the foregoing.

“Pre-Closing Tax Period” means all taxable periods ending on or before the Closing Date.

“Pre-Closing Taxes” means, without duplication, (i) all Taxes (or the non-payment thereof) of, or imposed on, the Company for each Pre-Closing Tax Period and the portion through the end of the Closing Date for any Straddle Period, (ii) all Taxes of any member of an affiliated group of which the Company (or any predecessor of any of the foregoing) is or was a member on or before the Closing Date, including pursuant to Treasury Regulations Section 1.1502-6 or any analogous or similar U.S. state or local, or non-U.S. Law, (iii) Taxes arising from the transactions contemplated by this Agreement, and (iv) any and all Taxes of any Person (other than the Company) imposed on the Company as a transferee or successor, by contract or pursuant to any Law, which Taxes relate to an event or transaction occurring on or before the Closing.

“Registered Intellectual Property Rights” means any and all Intellectual Property Rights that have been registered, applied for, filed, certified or otherwise perfected, issued, or recorded with or by any state, government or other public or quasi-public legal authority.

“Registrable Securities” means the Share Consideration, the Warrants and the Warrant Shares (and any securities issued in exchange or upon exercise of the Share Consideration and Warrants, and any securities issued or issuable with respect to any securities described in this definition above by way of a dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization); provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when (i) an Seller ceases to hold such securities, (ii) a Registration Statement covering the resale of such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (iii) such securities shall be eligible to be transferred by an Seller pursuant to Rule 144 (or any successor provision) under the Securities Act without any time or volume limitations, or (iv) such securities cease to be outstanding.

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“Related Party,” with respect to any specified Person, means: (i) any Affiliate of such specified Person, or any director, executive officer, general partner or managing member of such Affiliate; (ii) any Person who serves or since the Company’s inception has served as a director, executive officer, partner, member or in a similar capacity of such specified Person; (iii) any Immediate Family member of a Person described in clause (ii); or (iv) any other Person who holds, individually or together with any Affiliate of such other Person and any member(s) of such Person’s Immediate Family, more than 5% of the outstanding equity or ownership interests of such specified Person.

“Representatives” means, with respect to any Person, the officers, directors, principals, employees, agents, auditors, advisors, bankers and other representatives of such Person.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means the Share Consideration, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Trading Market from the shareholders of Buyer with respect to the transactions contemplated by the Ancillary Agreements, including approval of the exercisability of the Warrants for Buyer Common Stock as required by NYSE American rules.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Software” means any and all computer programs, software (in object and source code), firmware, middleware, applications, API’s, web widgets, code and related algorithms, models and methodologies, files, documentation and all other tangible embodiments thereof.

“Straddle Period” means any taxable period that includes (but does not end on) the Closing Date.

“Subsidiary” means, with respect to any Person, any other Person controlled by such first Person, directly or indirectly, through one or more intermediaries.

“Systems” means servers, hardware systems, databases, circuits, networks and other computer and telecommunications assets and equipment.

“Tax Return” means any return, declaration, report, claim for refund, estimate, information report, return statement or filing relating to Taxes, including any schedule or attachment thereto and including any amendment thereof, including any return, declaration, report or other statement provided or required to be provided to any Person for compliance with Code Sections 1471-1474 (including any intergovernmental agreements thereunder and any Treasury Regulations or other official interpretations with respect thereof).

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“Taxes” means: (i) all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, registration, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever (including any amounts resulting from the failure to file any Tax Return), together with any interest and any penalties, additions to tax or additional amounts with respect thereto; (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law; and (iii) any liability for the payment of amounts described in clauses (i) or (ii) as a result of any tax sharing, tax receivable, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other Person.

“Taxing Authority” means any Governmental Authority responsible for the administration, imposition or collection of any Tax.

“Technology” means any or all of the following: (i) works of authorship including computer programs, source code, and executable code, whether embodied in software, firmware or otherwise, architecture, documentation, designs, files, and records, (ii) inventions (whether or not patentable), discoveries, and improvements, (iii) proprietary and confidential information, trade secrets and know how, (iv) databases, data compilations and collections and technical data, (v) domain names, web addresses and Websites, (vi) tools, methods and processes, and (vii) any and all instantiations or embodiments of the foregoing in any form and embodied in any media.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Buyer Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer” shall mean any offer, direct or indirect sale, assignment, Encumbrance, option, pledge, hypothecation, disposition, loan or other transfer, whether directly or indirectly, or entry into any Contract with respect to any offer, sale, assignment, Encumbrance, option, right to purchase, pledge, hypothecation, disposition, loan or other transfer, whether directly or indirectly, or any public announcement of any intention to effect any of the foregoing, excluding entry into this Agreement and the consummation of the transactions contemplated hereby and thereby.

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“Transaction Expenses” means the aggregate amount of any and all fees and expenses incurred by or on behalf of, or paid or to be paid directly by, Seller or the Company or any Person that Seller or the Company pays or reimburses or is otherwise legally obligated to pay or reimburse (including any such fees and expenses incurred by or on behalf of Seller) in connection with the process of selling the Company or the negotiation, preparation or execution of this Agreement or the Ancillary Agreements or the performance or consummation of the transactions contemplated hereby or thereby, including (i) all fees and expenses of counsel, advisors, consultants, investment bankers, accountants, auditors and any other experts in connection with the transactions contemplated hereby; (ii) any fees and expenses associated with obtaining necessary or appropriate waivers, consents, or approvals of any Governmental Authority or third parties on behalf of the Company in connection with the transactions contemplated hereby; (iii) any fees or expenses associated with obtaining the release and termination of any Encumbrances in connection with the transactions contemplated hereby; (iv) all brokers’, finders’ or similar fees in connection with the transactions contemplated hereby; and (v) any change of control payments, bonuses, severance, termination, or retention obligations or similar amounts payable in the future or due by Seller or the Company in connection with the transactions contemplated hereby, including any Taxes payable in connection with any of the foregoing, and, in each of the cases above, including any fee payable in connection with the License (including any fee payable to NIAID or NIH related to the change of control of the Company).

“Transfer Agent” means Continental Stock Transfer & Trust Co, the current Transfer Agent of the Company, with a mailing address of One State Street Plaza, 30th Floor, New York, NY 10004-1561 and any successor Transfer Agent of the Company.

“Transfer Taxes” means all transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement, including any Taxes required to be withheld with respect to any indirect share transfer.

“Warrants” means warrants to purchase Buyer Common Stock in the form attached hereto as Exhibit A, the exercisability of which will be subject to Shareholder Approval, the terms of which will provide for (a) an exercise price equal to $1.25, subject to adjustment as contained in the Warrant, (b) an exercise date commencing on the earlier of: (i) receipt of notification that BARDA is willing to fund the development program for SARS-CoV-2 vaccine, (ii) phase 1 clinical data demonstrating activity (by definition this requires evidence of SARS-COV-2 antibody appearance in blood/serum in phase 1 subjects who had tested negative for SARS-Cov-2 antibodies prior to receipt of the vaccine), or (iii) one year from the date of issuance, and (c) a five-year expiration date.

“Websites” means all Internet websites, including content, text, graphics, images, audio, video, data, databases, Software and related items included on or used in the operation of and maintenance thereof, and all documentation, ASP, HTML, DHTML, SHTML, and XML files, cgi and other scripts, subscriber data, archives, and server and traffic logs and all other tangible embodiments related to any of the foregoing.

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1.2 Table of Definitions . The following terms have the meanings set forth in the Sections referenced below:

Definition	Location

Additional Cash Consideration	2.3
Agreement	Preamble
Balance Sheet	3.7(b)
Basket	7.5(a)
Buyer	Preamble
Cash Consideration	2.1(a)
Claim Notice	7.4(a)
Closing	2.2(a)
Closing Date	2.2(a)
Code	3.11(b)
Company	Preamble
Company Group Employees	5.1(a)(ii)
Company Registered Intellectual Property Rights	3.15(a)
Company Source Code	3.15(s)
Company Unregistered Intellectual Property Rights	3.15(c)
Competitive Business	5.1(a)(i)
Confidential Information	5.5(a)
Consultants	3.12(f)
Contest	6.6(a)
Customer	5.1(a)(iii)
Direct Claim	7.4(c)
Disclosure Schedules	Article III
Disqualification Event	3.23(i)
ERISA	3.11(a)(i)
Evaluation Date	4.10
Exchange Act	4.6(a)
Financial Statements	3.7(a)
Fundamental Representations	7.1(a)(i)
General Cap	7.5(b)
Indemnified Party	7.4(a)
Indemnifying Party	7.4(a)
Issuance Limit	5.8
License	Preamble
Losses	7.2
Material Contracts	3.18(a)
NIAID	Preamble
Permits	3.9(b)
Permitted Encumbrances	3.13(a)
Plans	3.11(a)(ii)
PTO	3.15(a)
Purchase Price	2.1
Purchase Price Allocation	6.8
Registration Statement	5.7(a)
Restricted Period	5.1(a)
SEC Documents	4.6(a)
Securities Act	4.5
Seller	Preamble
Set-off Amount	7.8
Set-off Notice	7.8
Share Consideration	2.1(c)
Shares	Preamble
Tax Consideration	6.8
Territory	5.1(a)(i)
Third Party Claim	7.4(a)
Valid Business Reason	5.7(c)
Warrant Shares	2.1(d)

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Article II
PURCHASE AND SALE

2.1 Purchase and Sale of the Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver the Shares to Buyer free and clear of all Encumbrances, and Buyer, in reliance on the representations, warranties and covenants of Seller contained herein, shall purchase the Shares from Seller, representing, in the aggregate, 100% of the issued and outstanding capital stock of the Company, for an aggregate purchase price (the “Purchase Price”) equal to:

(a) $1,925,000 in cash (the “Cash Consideration”), minus the Indebtedness and minus the Transaction Expenses (including any Accounts Payable and any payments owed under the License or that have accrued on or prior to the date hereof, inclusive of any royalty payment that may be due pursuant to Section 14.7 of the License);

(b) the Additional Cash Compensation;

(c) 9,200,000 shares of the Buyer Common Stock (“Share Consideration”); and

(d) a Warrant to purchase up to 9,200,000 shares of Buyer Common Stock at an exercise price of $1.25, subject to adjustment in accordance with the Warrant (the “Warrant Shares.”)

2.2 Closing.

(a) The sale and purchase of the Shares shall take place concurrently with the execution and delivery of this Agreement (the “Closing”) to be held at the offices of Shumaker, Loop & Kendrick, LLP, 101 East Kennedy Boulevard, Suite 2800, Tampa FL 33602, or at such other place or at such other time or on such other date as Seller and Buyer mutually may agree in writing. The day on which the Closing actually takes place is referred to as the “Closing Date.”

(b) At or prior to the Closing, Seller shall deliver or cause to be delivered to Buyer:

(i) an instrument of assignment duly endorsed by Seller transferring and assigning the Shares to Buyer;

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(ii) the authorization, approval, order, permit or consent of all Governmental Authorities disclosed on Schedule 3.3(b) of the Disclosure Schedules, including the consent from the NIH to the transactions contemplated by this Agreement including the Company’s ownership change, in form and substance reasonably acceptable to Buyer;

(iii) a general release of all claims, as further contemplated by Section 5.2, executed by Seller, Erin Henderson, David Zarley, Gary Ascani and all Consultants;

(iv) a list of all Persons owed Indebtedness and/or Transaction Expenses;

(v) a bad actor questionnaire, in form and substance reasonably acceptable to Buyer, establishing that Seller is not subject to any Disqualification Event, duly executed by Seller; and

(vi) a properly completed and duly executed IRS Form W-9 from Seller.

(c) At the Closing, Buyer shall deliver or cause to be delivered:

(i) to Seller, the Cash Consideration, minus the Indebtedness and Transaction Expenses, by wire transfer of immediately available funds in United States dollars to the account(s) designated in writing by Seller to Buyer;

(ii) to Seller, evidence of the issuance of the Share Consideration;

(iii) to Seller, Warrants to purchase up to 9,200,000 Warrant Shares, in the aggregate;

(iv) on behalf of the Company, the amount payable to each counterparty or holder of Indebtedness identified on Schedule 3.7(c) of the Disclosure Schedules; and

(v) on behalf of the Company, the amount payable to each Person who is owed Transaction Expenses identified on Schedule 3.7(c).

2.3 Additional Cash Consideration. Subject to Section 7.8, if any of the warrants to purchase Buyer Common Stock issued and outstanding as of the date hereof and listed in Exhibit B that provide for an exercise price of $0.75 or $0.90 per share are timely exercised, for cash, in accordance with the terms of such warrants, Buyer shall pay to Seller twenty percent (20%) of the net cash proceeds received by the Company from such exercises, promptly after the receipt of the cash exercise price related thereto, and if any of the warrants to purchase Buyer Common Stock issued and outstanding as of the date hereof and listed in Exhibit B that provide for an exercise price of $1.00 per share are timely exercised, for cash, in accordance with the terms of such warrants, Buyer shall pay to Seller forty five percent (45%) of the net cash proceeds received by the Company from such exercises, promptly after the receipt of the cash exercise price related thereto (collectively, the “Additional Cash Consideration”).

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2.4 Withholding. Buyer shall be entitled to deduct and withhold (or cause to be deducted and withheld) any amount from the Purchase Price otherwise payable to Seller pursuant to this Agreement that are required to be withheld therefrom or with respect thereto under the Code, Treasury Regulation or other applicable Law. To the extent that amounts are so deducted or withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to Seller in respect of which such deduction and withholding was made.

Article III
REPRESENTATIONS AND WARRANTIES Regarding THE SELLER and the company

Except as set forth in the corresponding sections or subsections of the Disclosure Schedules attached hereto (collectively, the “Disclosure Schedules”) (each of which shall qualify the specifically identified Sections or subsections hereof to which such Disclosure Schedule relates and those other Sections and subsections for which the relevance or applicability of such disclosure is reasonably apparent on the face of such disclosure), Seller hereby represents and warrants to Buyer as follows:

3.1 Organization and Qualification.

(a) The Company is (i) a corporation duly organized, validly existing and in good standing under the Laws of Delaware and has full power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted and (ii) duly qualified or licensed as a foreign company to do business, and is in good standing, in each jurisdiction where the character of the properties and assets occupied, owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for any such failures to be so qualified or licensed and in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(b) Seller has heretofore furnished to Buyer a complete and correct copy of the articles of incorporation and bylaws, each as amended to date, of the Company. Such articles of incorporation and bylaws are in full force and effect. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws. The transfer books and minute books of the Company have been made available for inspection by Buyer prior to the date hereof and are true and complete.

3.2 Authority. Seller has full power and authority and, if Seller is a natural Person, capacity, to execute and deliver this Agreement and each of the Ancillary Agreements to which Seller is a party, to perform his, her or its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Seller of this Agreement and each of the Ancillary Agreements to which Seller is a party and the consummation by Seller of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate and individual action. This Agreement has been, and upon their execution each of the Ancillary Agreements to which Seller is a party will have been, duly executed and delivered by Seller and, assuming due execution and delivery by each of the other parties hereto and thereto, this Agreement constitutes, and upon their execution each of the Ancillary Agreements to which Seller is be a party will constitute, the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

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3.3 No Conflict; Required Filings and Consents.

(a) The execution, delivery and performance by Seller of this Agreement and each of the Ancillary Agreements to which a Seller will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not:

(i) conflict with or violate the articles of incorporation, bylaws or equivalent organizational documents of Seller (if applicable) or the Company;

(ii) conflict with or violate any Law applicable to Seller or the Company or by which any property or asset of Seller or the Company is bound or affected; or

(iii) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of or notice to any Person pursuant to, give to others any right of termination, amendment, modification, acceleration or cancellation of, allow the imposition of any fees or penalties, require the offering or making of any payment or redemption, give rise to any increased, guaranteed, accelerated or additional rights or entitlements of any Person or otherwise adversely affect any rights of Seller or the Company under, or result in the creation of any Encumbrance on any property, asset or right of Seller or the Company pursuant to, any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise, instrument, obligation or other Contract to which Seller or the Company is a party or by which Seller or the Company or any of their respective properties, assets or rights are bound or affected.

(b) Except as set forth on Schedule 3.3(b) of the Disclosure Schedules, neither the Seller or the Company is required to file, seek or obtain any notice, authorization, approval, order, permit or consent of or with any Governmental Authority in connection with the execution, delivery and performance by Seller of this Agreement and each of the Ancillary Agreements to which Seller will be a party or the consummation of the transactions contemplated hereby or thereby or in order to prevent the termination of any right, privilege, license or qualification of the Company.

(c) No “fair price,” “interested shareholder,” “business combination” or similar provision of any state takeover Law is applicable to the transactions contemplated by this Agreement or the Ancillary Agreements.

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3.4 Shares. Seller has the sole right, authority and power to sell, assign and transfer the Shares to Buyer. Upon Buyer’s payment of the portion of the Purchase Price payable at the Closing, Buyer shall (i) acquire good, valid and marketable title to such Shares, free and clear of any Encumbrance other than Encumbrances created by Buyer, (ii) be the sole record and beneficial owner of all outstanding capital stock of the Company and (iii) be the sole shareholder of the Company.

3.5 Capitalization. The authorized capital stock of the Company consists of ten million (10,000,000) shares of Common Stock, with a par value of $0.01 per share, of which ten thousand (10,000) shares of Common Stock, constituting the Shares, are issued and outstanding, and Seller collectively owns, beneficially and of record, all of the Shares free and clear of any Encumbrance. Except for such Shares, the Company has not issued or agreed to issue any: (a) capital stock or other equity or ownership interest; (b) option, warrant or interest convertible into or exchangeable or exercisable for the purchase of any capital stock or other ownership interests; (c) stock appreciation right, phantom stock, interest in the ownership or earnings of the Company or other equity equivalent or equity-based award or right; or (d) bond, debenture or other Indebtedness having the right to vote or convertible or exchangeable for securities having the right to vote. Each outstanding Share is duly authorized, validly issued, fully paid and nonassessable. All of the Shares have been offered, sold and delivered by the Company in compliance with all applicable federal and state securities laws. Except for rights granted to Buyer under this Agreement, there are no outstanding obligations of Seller or the Company to issue, sell or transfer or repurchase, redeem or otherwise acquire, or that with respect to the Company and/or Seller, relate to the holding, voting or disposition of or that restrict the transfer of, the issued or unissued capital stock or other equity or ownership interests of the Company. No capital stock or other equity or ownership interests of the Company have been issued in violation of any rights, agreements, arrangements or commitments under any provision of applicable Law, articles of incorporation or bylaws of the Company or any Contract to which the Company is a party or by which the Company is bound. There are no voting trusts, proxies, or other agreements or understandings with respect to the equity securities of the Company. There are no agreements relating to the registration, sale or transfer (including agreements relating to rights of first refusal, first offer, preemptive rights, co-sale rights or “drag-along” rights) of any capital stock in the Company.

3.6 Equity Interests. The Company does not own and has not owned, directly or indirectly, any equity, partnership, membership or similar interest in, or any interest convertible into, exercisable for the purchase of or exchangeable for any such equity, partnership, membership or similar interest in any Person. The Company is not under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution or other investment in or assume any liability or obligation of, any Person.

3.7 Financial Statements; No Undisclosed Liabilities.

(a) True and complete copies of the balance sheet of the Company as at March 31, 2020, and the related statements of income, cash flows and changes in shareholders’ equity of the Company (collectively referred to as the “Financial Statements”), are attached hereto as Schedule 3.7(a) of the Disclosure Schedules. The Financial Statements (i) are correct and complete in all material respects and have been prepared in accordance with the books and records of the Company, (ii) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and (iii) fairly present, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein and subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material.

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(b) Except as and to the extent adequately accrued or reserved against in the balance sheet of the Company as at March 31, 2020 (such balance sheet, together with all related notes and schedules thereto, the “Balance Sheet”), the Company does not have any liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, whether known or unknown and whether or not required by GAAP to be reflected in a balance sheet of the Company or disclosed in the notes thereto, except for liabilities and obligations, incurred in the ordinary course of business consistent with past practice since the date of the Balance Sheet, that are not, individually or in the aggregate, material to the Company.

(c) As of the date hereof, the Company does not have any Indebtedness or Transaction Expenses (including any Accounts Payable and any payments owed under the License or that have accrued on or prior to the date hereof, inclusive of any royalty payment that may be due pursuant to Section 14.7 of the License), other than as set forth in Schedule 3.7(c).

(d) The books of account and financial records of the Company are true and correct in all material respects and have been prepared and are maintained in accordance with sound accounting practice. To the Company’s knowledge, the Company maintains proper and adequate internal accounting controls, and, as of the date of this Agreement, there are no significant deficiencies in the design or operation of the Company’s internal controls over financial reporting which could adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data or material weaknesses in internal controls over financial reporting. There has been no fraud, whether or not material, that involved management or other employees of the Company who have a significant role in the Company’s internal control over financial reporting.

(e) The Company does not have any Accounts Receivable. Except as set forth on Schedule 3.7(c) of the Disclosure Schedules, the Company does not have any Accounts Payable to any Person.

3.8 Reserved

3.9 Absence of Certain Changes or Events. Since the date of the Balance Sheet: (a) the Company has conducted its business in the ordinary course consistent with past practice in all material respects; (b) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect; and (c) the Company has not suffered any material loss, damage, destruction or other casualty affecting any of its properties or assets, whether or not covered by insurance.

3.10 Compliance with Law; Permits.

(a) The Company is and has been in compliance in all material respects with all Laws applicable to it. None of the Company or any of its executive officers has received, since the Company’s inception, nor is there any basis for, any notice, order, complaint or other communication from any Governmental Authority or any other Person that the Company is not in compliance in any material respect with any Law applicable to it.

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(b) Schedule 3.9 of the Disclosure Schedules sets forth a true and complete list of all permits, licenses, franchises, approvals, certificates, consents, waivers, concessions, exemptions, orders, registrations, notices or other authorizations of any Governmental Authority necessary for the Company to own, lease and operate its properties and to carry on its business in all material respects as currently conducted (the “Permits”). The Company is and has been in compliance in all material respects with all such Permits. No suspension, cancellation, modification, revocation or nonrenewal of any Permit is pending or, to the knowledge of the Company, threatened. The Company will continue to have the use and benefit of all Permits following consummation of the transactions contemplated hereby. No Permit is held in the name of any employee, officer, director, equityholder, agent or otherwise on behalf of the Company. The Permits are in full force and effect and constitute all Permits required to permit the Company to operate or conduct its business or hold any interest in its properties or assets.

3.11 Litigation. There is no Action pending or, to the knowledge of the Company, threatened against the Company, or any material property or asset of the Company, or any of the officers of the Company in regard to their actions as such, nor is there any basis for any such Action. There is no Action pending or, to the knowledge of the Company, threatened seeking to prevent, hinder, modify, delay or challenge the transactions contemplated by this Agreement or the Ancillary Agreements. There is no outstanding order, writ, judgment, injunction, decree, determination or award of, or pending or, to the knowledge of the Company, threatened investigation by, any Governmental Authority relating to any Seller, the Company, any of their respective properties or assets, any of their respective officers or directors, or the transactions contemplated by this Agreement or the Ancillary Agreements. There is no Action by the Company pending, or which the Company has commenced preparations to initiate, against any other Person.

3.12 Employee Benefit Plans.

(a) The Company does not have and has never had or maintained any (i) employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) (whether or not subject to ERISA), (ii) bonus, commission, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, 401(k), severance or other benefit plans, programs or arrangements or (iii) employment, termination, change in control, severance or other similar contracts or agreements or any other Contracts between the Company and any current or former employee, officer or director of the Company, including any Contracts relating in any way to a change in control or sale of the Company or any material portion of its assets, including any Contracts providing for any severance, golden parachute benefits, change in control benefits, tax gross-ups, and/or equity acceleration or other waiver or modification of equity vesting criteria (collectively, the “Plans”).

(b) The Company does not have any express or implied commitment (A) to create, incur liability with respect to or cause to exist any other plan, program, arrangement, agreement or contract that would fall within the definition of a Plan at its inception, (B) to enter into any Contract to provide compensation or benefits to any individual or (C) to modify, change or terminate any Plan, other than with respect to a modification, change or termination required by ERISA or the Internal Revenue Code of 1986, as amended (the “Code”).

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(c) The Company and its Affiliates are not obligated to make any payments, including under any Plan, that reasonably could be expected to be “excess parachute payments” pursuant to Section 280G of the Code.

3.13 Labor and Employment Matters.

(a) The Company does not has and never had any employees and is not, and have never been, a part to any employment agreement or any other agreement that (i) restricts the Company’s right to terminate the employment of any Person or (ii) obligates the Company to pay severance to any Person upon termination of such Person’s employment. The Company is and since its inception has been in compliance in all material respects with all applicable Laws, agreements, contracts, policies, plans and programs respecting employment, including equal opportunity, affirmative action, discrimination or harassment in employment, terms and conditions of employment, termination of employment, wages, overtime classification, hours, meals and rest breaks, disability rights and benefits, vacation pay, sick pay, unemployment insurance, workers’ compensation, occupational safety and health, employee whistle-blowing, background checks, immigration, employee privacy, employment practices and classification of employees, consultants and independent contractors. The Company has withheld and paid to the appropriate Governmental Authority or is holding for payment not yet due to such Governmental Authority all amounts required to be withheld from employees of the Company and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any applicable Laws relating to the employment of labor.

(b) Schedule 3.12(b) of the Disclosure Schedules sets forth a true and complete list of all present and former independent contractors, consultants, interns and service providers (the “Consultants”) of the Company, and includes each Consultant’s name, engaging entity, date of commencement, scope of engagement, prior notice entitlement and rate of all regular compensation, benefits, bonus or any other compensation payable. Except as set forth on Schedule 3.12(b) of the Disclosure Schedules, all Consultants of the Company can be terminated on notice of 30 days or less to the Consultant. All former and current Consultants of the Company signed consultancy agreements, which contain provisions which state that no employer-employee relations exist between the Consultant and the Company, copies of which Seller has delivered to Buyer. All former and current Consultants (including any interns) of the Company were and are rightly classified as independent contractors and would not reasonably be expected to be reclassified by any Governmental Authority as employees of the Company, for any purpose whatsoever. According to the consultancy agreements with the Company, no Consultant is entitled to any rights under the applicable labor Laws. All current and former Consultants have received all their rights to which they are and were entitled to according to any applicable Law or Contract with the Company. The Company does not engage any personnel through manpower agencies or any employee or Consultant, whose employment or engagement requires special licenses or permits.

(c) The Company has no unsatisfied obligations of any nature to any of its former employees or Consultants, and their termination was in compliance with all material applicable Laws and Contracts.

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(d) All past and present Consultants of the Company have executed the Company’s restrictive covenants agreement substantially in the standard form of the Company as in effect from time to time and made available to Buyer. No current or former Consultant of the Company is or was engaged by the Company without a written contract or failed to execute an agreement concerning Intellectual Property Rights (including inventions), confidentiality and non-competition.

(e) There has not been, and the Company does not anticipate or have any reason to believe that there will be, any adverse change in relations with Consultants as a result of the announcement of the transactions contemplated by this Agreement. To the knowledge of the Company, no current Consultant or officer of the Company intends, or is expected, to terminate his or her relationship with the Company following the consummation of the transactions contemplated hereby. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will, either alone or in conjunction with any other event, (A) result in any material payment or benefit becoming due or payable, or required to be provided, to any Consultant, (B) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such individual, or (C) result in the acceleration of the time of payment, vesting, exercisability or funding of any such benefit or compensation.

(f) All Consultants of the Company are legally entitled to work in the United States and, to the knowledge of the Company, all Persons engaged by the Company since its inception were at the time of their engagement, legally entitled to work in the United States.

(g) To the knowledge of the Company, no former or current Consultant of the Company is bound by any contract (other than with the Company) that restricts or limits the scope or type of work in which such Consultant may be engaged or requires such Person to transfer, assign or disclose information concerning such Consultant’s work to any Person other than the Company.

3.14 Assets.

(a) The Company has good and valid title to or a valid leasehold interest in all of its assets, including all of the assets reflected on the Balance Sheet or acquired in the ordinary course of business since the date of the Balance Sheet, except those sold or otherwise disposed of for fair value since the date of the Balance Sheet in the ordinary course of business consistent with past practice. None of the assets owned or leased by the Company is subject to any Encumbrance, other than (i) liens for Taxes not yet due and payable and for which adequate reserves have been established in accordance with GAAP and (ii) mechanics’, workmen’s, repairmen’s, warehousemen’s and carriers’ liens arising in the ordinary course of business of the Company consistent with past practice (collectively, “Permitted Encumbrances”).

(b) All tangible assets owned or leased by the Company have been maintained in all material respects in accordance with generally accepted industry practice, are in all material respects in good operating condition and repair, ordinary wear and tear excepted, and are adequate for the uses to which they are being put.

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3.15 Real Property.

(a) The Company does not own any real property, nor has the Company ever owned any real property. Schedule 3.14(a) of the Disclosure Schedules sets forth a true and complete list of all Leased Real Property. The Company has good and marketable leasehold title to all Leased Real Property, in each case, free and clear of all Encumbrances except Permitted Encumbrances. No parcel of Leased Real Property is subject to any governmental decree or order to be sold or is being condemned, expropriated, re-zoned or otherwise taken by any public authority with or without payment of compensation therefore, nor, to the knowledge of the Company, has any such condemnation, expropriation or taking been proposed. All leases of Leased Real Property and all amendments and modifications thereto are in full force and effect, and there exists no default under any such lease by the Company or any other party thereto, nor any event which, with notice or lapse of time or both, would constitute a default thereunder by the Company or any other party thereto. All leases of Leased Real Property shall remain valid and binding in accordance with their terms following the Closing.

(b) There are no contractual or legal restrictions that preclude or restrict the ability to use any Leased Real Property by the Company or for the current or contemplated use of such real property. There are no material latent defects or material adverse physical conditions affecting the Leased Real Property. All plants, warehouses, distribution centers, structures and other buildings on the Leased Real Property are adequately maintained and are in good operating condition and repair for the requirements of the business of the Company as currently conducted.

3.16 Intellectual Property.

(a) Schedule 3.15(a) of the Disclosure Schedules lists all Registered Intellectual Property Rights owned by, or filed in the name of, the Company (the “Company Registered Intellectual Property Rights”), the applicable owner of the Company Registered Intellectual Property Rights, and any material proceedings or actions before any court, tribunal (including the United States Patent and Trademark Office (the “PTO”) or equivalent authority anywhere in the world) related to any of the Company Registered Intellectual Property Rights or Company Intellectual Property.

(b) Each item of Company Registered Intellectual Property Rights is valid and subsisting, and all necessary registration, maintenance and renewal fees in connection with such Company Registered Intellectual Property Rights have been paid and all necessary documents and certificates in connection with such Company Registered Intellectual Property Rights have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Registered Intellectual Property Rights. There are no actions that must be taken by the Company within 100 days following the date of this Agreement, including the payment of any registration, maintenance or renewal fees or the filing of any documents, applications or certificates for the purposes of maintaining, perfecting or preserving or renewing any Registered Intellectual Property Rights. In each case in which the Company has acquired any Registered Intellectual Property Rights from any Person, the Company has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in Registered Intellectual Property Rights (including the right to seek past and future damages with respect thereto) to the Company, and, to the maximum extent provided for by, and in accordance with, applicable Laws, the Company has recorded each such assignment with the relevant governmental authorities, including the PTO, the U.S. Copyright Office, or their respective equivalents in any relevant foreign jurisdiction, as the case may be.

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(c) Schedule 3.15(c) of the Disclosure Schedules lists all material unregistered trademarks and service marks owned by the Company (the “Company Unregistered Intellectual Property Rights”).

(d) All Company Intellectual Property is fully transferable and licensable by the Company, and following the Closing will be fully transferable and licensable by the Company, without restriction and without payment of any kind to any third party.

(e) Each item of Company Intellectual Property, including all Company Registered Intellectual Property Rights and Company Unregistered Intellectual Property Rights, and all Technology and Intellectual Property Rights licensed to the Company, is free and clear of any Encumbrances. The Company is the exclusive owner or exclusive licensee of all Company Intellectual Property.

(f) To the extent that any Technology or Intellectual Property Rights have been developed or created independently or jointly by any Person other than the Company, including by any consultant or service providers for or on behalf of the Company or for which the Company has, directly or indirectly, provided consideration for such development or creation, the Company has a written non-disclosure and intellectual property assignment agreement with such Person with respect thereto, and the Company thereby has obtained ownership of, and is the exclusive owner of, all such Technology and associated Intellectual Property Rights by operation of law or by valid assignment, and has required the waiver of all non-assignable rights (including moral rights) and of all claims and demands that may be associated with such Intellectual Property Rights.

(g) The Company has not (i) transferred ownership of, or granted any exclusive license of or exclusive right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Technology or Intellectual Property Rights that are or were Company Intellectual Property, to any other Person or (ii) permitted the Company’s rights in any Company Intellectual Property to enter into the public domain.

(h) Except for the Technology licensed to the Company pursuant to the in-bound licenses listed in Schedule 3.15(t) of the Disclosure Schedules and off-the-shelf computer software that is generally and commercially available, all Technology used in or necessary to the conduct of the business of the Company as presently conducted or currently contemplated to be conducted by the Company was written and created solely by either (i) employees of the Company acting within the scope of their employment who have validly and irrevocably assigned all of their rights, including all Intellectual Property Rights therein, to the Company and waived their right to sue for any moral rights that they may have in any Company Intellectual Property or (ii) by third parties who have validly and irrevocably assigned all of their rights, including all Intellectual Property Rights therein, to the Company, and no third party owns or has any rights to any of the Company Intellectual Property and waived any and all claims that they may have in connection with any non-assignable Intellectual Property Rights, including any moral rights.

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(i) The Company will own or possess sufficient rights to all Technology and Intellectual Property Rights immediately following the Closing Date that are used in or necessary to the operation of the business of the Company as it currently is conducted or planned by the Company to be conducted and without infringing on the Intellectual Property Rights of any Person.

(j) None of the contracts, licenses and agreements pursuant to which the Company licenses any Technology or Intellectual Property Rights will terminate, or may be terminated by a third party, solely by the passage of time or at the election of a third party within 120 days after the Closing Date.

(k) No third party that has licensed Technology or Intellectual Property Rights to the Company has ownership rights or license rights to improvements or derivative works made by the Company in such Technology or Intellectual Property Rights that have been licensed to the Company.

(l) There are no contracts, licenses or agreements between the Company and any other Person with respect to Company Intellectual Property or other Technology or Intellectual Property Rights used in and/or necessary to the conduct of the business as it is currently conducted or planned by the Company to be conducted under which there is any dispute regarding the scope of such agreement, or performance under such agreement including with respect to any payments to be made or received by the Company thereunder.

(m) The operation of the business of the Company as it has been conducted, is currently conducted and is currently contemplated by the Company to be conducted has not infringed or misappropriated, does not infringe or misappropriate, and will not infringe or misappropriate when conducted by the Company following the Closing in the manner currently planned to be conducted, any Intellectual Property Rights of any Person, violate any right of any Person (including any right to privacy or publicity), or constitute unfair competition or trade practices under the Laws of any jurisdiction. The Company has not received notice from any Person claiming that such operation, or any act or Technology of the Company, infringes or misappropriates any Intellectual Property Rights of any Person or constitutes unfair competition or trade practices under the Laws of any jurisdiction (nor does the Company have knowledge of any basis therefor).

(n) Neither this Agreement nor the transactions contemplated by this Agreement, including the assignment to Company by operation of law or otherwise of any contracts or agreements to which the Company is a party, will result in: (i) the Company granting to any third party any right to or with respect to any Intellectual Property Rights owned by, or licensed to the Company, (ii) the Company, being bound by or subject to, any exclusivity obligations, non-compete or other restriction on the operation or scope of its business, or (iii) the Company being obligated to pay any royalties or other material amounts to any third party in excess of those payable by any of them, respectively, in the absence of this Agreement or the transactions contemplated hereby.

(o) To the knowledge of the Company, no Person is infringing or misappropriating or, since the Company’s inception, has infringed or misappropriated, any Company Intellectual Property.

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(p) The Company has taken all reasonable steps that are required or necessary to protect the Company’s rights in confidential information and trade secrets of the Company or provided by any other Person to the Company. Without limiting the foregoing, the Company has, and enforces, a policy requiring each current and former employee, consultant, intern, service provider and contractor to execute proprietary information, confidentiality and assignment agreements substantially in the Company’s standard forms, and all current and former employees, consultants, interns, service providers and contractors of the Company have executed such an agreement in substantially the Company’s standard form.

(q) No Company Intellectual Property is subject to any proceeding or outstanding decree, order, judgment or settlement agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by the Company or may affect the validity, use or enforceability of such Company Intellectual Property.

(r) No (i) publication of the Company, (ii) material published or distributed by the Company, or (iii) conduct or statement of the Company constitutes obscene material, a defamatory statement or material, false advertising or otherwise violates any Law.

(s) Neither the Company nor any Person acting on the Company’s behalf has disclosed, delivered or licensed to any Person, agreed to disclose, deliver or license to any Person, or permitted the disclosure or delivery to any escrow agent or other Person of any source code (or any proprietary or confidential information or algorithms related to the source code) owned by the Company or used in its business (“Company Source Code”). No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or would reasonably be expected to, result in the disclosure or delivery by or on behalf of the Company of any Company Source Code.

(t) The Company’s use and distribution of each component of Open Source (including incorporated Open Source) complies with all provisions of all applicable Open Source license agreements, including all notice and attribution requirements, and in no case does such use or distribution give rise under such license agreement to any rights in any third parties under any Company Intellectual Property or obligations for the Company with respect to any Company Intellectual Property, including any obligation to disclose or distribute any such Technology in source code form, to license any such Technology for the purpose of making derivative works, or to distribute any such Technology without charge.

3.17 Taxes.

(a) The Company has duly and timely filed all Tax Returns required to be filed by or with respect to it under applicable Laws, and all such Tax Returns are true, complete and correct in all material respects and have been prepared in compliance with all applicable Laws. Seller has made available to Buyer correct and complete copies of all Tax Returns for all Tax periods with respect to which the statute of limitations has not expired.

(b) The Company has timely paid all Taxes, including all installments on account of Taxes for the current year, due and owing by it (whether or not such Taxes are related to, shown on or required to be shown on any Tax Return), and has timely withheld or deducted and paid over to the appropriate Governmental Authority all Taxes that it is required to withhold or deduct from amounts paid or owing or deemed paid or owing or benefits given to any employee, equityholder, creditor or other third party.

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(c) No Tax audits or assessments or administrative or judicial proceedings are pending or are threatened in writing with respect to the Company, and there are no matters under discussion, audit or appeal with any Governmental Authority with respect to Taxes of the Company.

(d) There are no liens, other than Permitted Encumbrances, on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

(e) No claim has ever been made by a Governmental Authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction, which claim has not been resolved. To the knowledge of the Company and Seller, the Company is not and has not been a resident for Tax purposes in any jurisdiction other than Florida, and is not and has not had, any branch, agency, permanent establishment or other taxable presence in any such jurisdiction.

(f) The Company (i) has not been a member of an affiliated group, (ii) does not have any liability for the Taxes of any Person other than itself under Section 1.1502-6 of the Treasury Regulations (or any similar provision of U.S. state or local or non-U.S. Law), as a transferee or successor, by contract or otherwise, (iii) is not party to or bound by and does not have any obligations under any Tax allocation, Tax sharing, Tax indemnification, Tax receivable or other similar contract (other than any such contract entered into in the ordinary course and the principal purpose of which is not the allocation or sharing of Taxes), and no charge to Tax will arise to the Company as a result of the Company ceasing to be a member of any affiliated group in connection with this Agreement, and (iv) is not party to any contract or arrangement to pay, indemnify or make any payment with respect to any Tax liabilities of any equityholder, member, manager, director, officer or other employee or contractor of the Company.

(g) The Pre-Closing Taxes of the Company (i) did not, as of the date of the Balance Sheet, exceed the accrued liability for Taxes (other than any accrued liability for deferred Taxes established solely to reflect timing differences between income for financial statement purposes and income for Tax purposes) set forth on the face of the Balance Sheet (rather than in any notes thereto) and (ii) will not exceed that accrued liability as adjusted for operations and transactions (other than the transactions contemplated by this Agreement) through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns.

(h) The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, including as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) “closing agreement” as described in Code section 7121 (or any corresponding or similar provision of state, local or non-U.S. income Tax Law) executed on or prior to the Closing Date, (iii) intercompany transactions or any excess loss account described in Treasury Regulations under Code section 1502 (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), (iv) installment sale or open transaction disposition made on or prior to the Closing Date or (v) prepaid amount received on or prior to the Closing Date.

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(i) At all times since formation until the date hereof, the Company was a validly electing C corporation for U.S. federal income tax purposes.

(j) The Company has duly and timely collected all amounts on account of any sales, use, or transfer taxes, including goods and services, harmonized sales and state, provincial or territorial sales taxes, required by applicable Laws to be collected by it and has duly and timely remitted to the appropriate Governmental Authority any such amounts required by Law to be remitted by it.

3.18 Environmental Matters. The Company (i) has complied in all material respects with all Environmental Laws; (ii) has not received any written notice of any alleged claim, complaint, violation of, or liability under any Environmental Law (including any claim or complaint from any employee alleging exposure to Hazardous Materials); (iii) has not disposed of, emitted, discharged, handled, stored, transported, used or released any Hazardous Materials, arranged for the disposal, discharge, storage or release of any Hazardous Materials; (iv) has not entered into any agreement that may require it to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other party with respect to liabilities arising out of Environmental Laws or the Hazardous Materials related activities of the Company; and (v) has delivered to Buyer or made available for inspection by Buyer and its agents, representatives and employees all records in the possession or control of the Company concerning the Hazardous Materials activities of the Company and all environmental audits and environmental assessments of any facility owned, leased or used at any time by the Company conducted at the request of, or otherwise in the possession or control of the Company. There are no Hazardous Materials in, on, or under any properties owned, leased or used at any time by the Company which could give rise to any material liability or corrective or remedial obligation of the Company under any Environmental Laws.

3.19 Material Contracts. The Company is not a party to or bound by any Contract other than those set forth in Schedule 3.18 (such Contracts as are required to be set forth in Schedule 3.18 of the Disclosure Schedules being “Material Contracts”). Each Material Contract is a legal, valid, binding and enforceable agreement and is in full force and effect and will continue to be in full force and effect on identical terms immediately following the Closing Date. None of the Company or, to the knowledge of the Company, any other party is in breach or violation of, or (with or without notice or lapse of time or both) default under, any Material Contract, nor has the Company received any claim of any such breach, violation or default. Seller has delivered or made available to Buyer true and complete copies of all Material Contracts, including any amendments thereto.

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3.20 Affiliate Interests and Transactions.

(a) No Related Party of a Seller or the Company: (i) owns or, since the Company’s inception, has owned, directly or indirectly, any equity or other financial or voting interest in any competitor, supplier, licensor, lessor, distributor, independent contractor or customer of the Company or its business; (ii) owns or, since the Company’s inception, has owned, directly or indirectly, or has or has had any interest in any property (real or personal, tangible or intangible) that the Company uses or has used in or pertaining to the business of the Company; (iii) has or, since the Company’s inception, has had any business dealings or a financial interest in any transaction with the Company or involving any assets or property of the Company, other than business dealings or transactions conducted in the ordinary course of business at prevailing market prices and on prevailing market terms; or (iv) is or, since the Company’s inception, has been employed by the Company.

(b) Except for this Agreement and certain of the Ancillary Agreements, there are no Contracts by and between the Company, on the one hand, and any Related Party of a Seller or the Company, on the other hand, pursuant to which such Related Party provides or receives any information, assets, properties, support or other services to or from the Company (including Contracts relating to billing, financial, tax, accounting, data processing, human resources, administration, legal services, information technology and other corporate overhead matters). Immediately subsequent to the Closing, the Company will own or have a valid lease or license to all assets, properties and rights currently used in the conduct or operation of its business.

(c) Except as set forth on Schedule 3.19(c) of the Disclosure Schedules, there are no outstanding notes payable to, accounts receivable from or advances by the Company to, and the Company is not otherwise a debtor or creditor of, and does not have any liability or other obligation of any nature to, any Related Party of a Seller or the Company. Since the date of the Balance Sheet, the Company has not incurred any obligation or liability to, or entered into or agreed to enter into any transaction with or for the benefit of, any Related Party of a Seller or the Company, other than the transactions contemplated by this Agreement and the Ancillary Agreements.

3.21 Insurance. Schedule 3.20 of the Disclosure Schedules sets forth a true and complete list of all casualty, directors and officers liability, general liability, product liability and all other types of insurance policies maintained with respect to the Company, together with the carriers and liability limits for each such policy. All such policies are in full force and effect and no application therefor included a material misstatement or omission. All premiums with respect thereto have been paid to the extent due. No Seller has received notice of, nor to the knowledge of the Company is there threatened, any cancellation, termination, reduction of coverage or material premium increases with respect to any such policy. No claim currently is pending under any such policy. All material insurable risks in respect of the business and assets of the Company are covered by such insurance policies and the types and amounts of coverage provided therein are usual and customary in the context of the business and operations in which the Company is engaged. The activities and operations of the Company have been conducted in a manner so as to conform in all material respects to all applicable provisions of such insurance policies. The consummation of the transactions contemplated by this Agreement and the Ancillary Agreements will not cause a cancellation or reduction in the coverage of such policies.

3.22 Bank Accounts, Letters of Credit and Powers of Attorney. Schedule 3.21 of the Disclosure Schedules lists (a) all bank accounts, lock boxes and safe deposit boxes relating to the business and operations of the Company (including the name of the bank or other institution where such account or box is located and the name of each authorized signatory thereto), (b) all outstanding letters of credit issued by financial institutions for the account of the Company (setting forth, in each case, the financial institution issuing such letter of credit, the maximum amount available under such letter of credit, the terms (including the expiration date) of such letter of credit and the party or parties in whose favor such letter of credit was issued), and (c) the name and address of each Person who has a power of attorney to act on behalf of the Company. The Company has heretofore delivered to Buyer true, correct and complete copies of each letter of credit and each power of attorney described in Schedule 3.21 of the Disclosure Schedules.

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3.23 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of any Seller or the Company.

3.24 Investment Representations.

(a) The Share Consideration, Warrants and, upon exercise of the Warrants, the Warrant Shares, are being obtained by Seller for its own account for investment purposes, and not with a view to any distribution thereof in violation of any applicable securities Laws (this representation and warranty not limiting Seller’s right to sell any securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Seller is fully capable of understanding and evaluating the risks associated with the ownership of the Share Consideration, Warrants. Seller understands and acknowledges that the securities comprising the Share Consideration, Warrants and Warrants Shares to be received hereunder are “restricted securities” under the United States federal securities Laws inasmuch as they are being acquired from Company in a transaction not involving a public offering and that, under such Laws and applicable regulations, such securities may be resold without registration under the applicable United States securities Laws only in certain limited circumstances.

(b) Neither Seller nor the Company own any shares of the Buyer Common Stock immediately prior to the Closing.

(c) At the time Seller began to negotiate this Agreement it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be, an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(d) Seller, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Share Consideration, Warrants and Warrant Shares, and has so evaluated the merits and risks of such investment. Seller is able to bear the economic risk of an investment in the Share Consideration, Warrants and Warrant Shares and, at the present time, is able to afford a complete loss of such investment.

(e) Seller acknowledges that it has had the opportunity to review the this Agreement and the Ancillary Agreements (including all exhibits and schedules thereto) and the SEC Documents and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Buyer concerning the terms and conditions of the offering of the Share Consideration, Warrants and Warrant Shares and the merits and risks of investing in the Share Consideration, Warrants and Warrant Shares; (ii) access to information about Buyer and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that Buyer possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Seller acknowledges and agrees that neither Buyer nor any Affiliate of Buyer has provided Seller with any information or advice with respect to the Share Consideration, Warrants and Warrant Shares nor is such information or advice necessary or desired. Neither Buyer nor any of its Affiliates has made or makes any representation as to Buyer or the quality of the securities constituting the Share Consideration, Warrants and Warrant Shares.

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(f) Other than consummating the transactions contemplated hereunder, Seller has not, nor has any Person acting on behalf of or pursuant to any understanding with Seller, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of Buyer during the period commencing as of the time that Seller first received a term sheet (written or oral) from Buyer or any other Person representing Buyer setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to Seller’s representatives, including its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, Seller has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

(g) Seller is not purchasing the Share Consideration, Warrants or Warrant Shares as a result of any advertisement, article, notice or other communication regarding such securities or Buyer published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of Seller, any other general solicitation or general advertisement.

(h) Seller acknowledges and agrees that neither Buyer nor its Affiliates or their respective Representatives have made and is not making any representations or warranties whatsoever regarding the subject matter of this Agreement or its business or the Share Consideration, Warrants or Warrants Shares, express or implied, except those specifically contained in Article IV below, and Seller hereby represents and warrants to Buyer that Seller is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement or its business or the Share Consideration, Warrants or Warrants Shares, express or implied, except those specifically contained in Article IV below. Seller further understands and acknowledges that Buyer is in possession of information about Buyer and its securities (which may include material non-public information) that may or may not be material or superior to information available to Seller, and Seller has specifically requested that it not be provided with any such information. Seller acknowledges that it is entering this Agreement and, if it exercises any Warrants, it is doing so without any reliance on Buyer. Seller and Buyer understand and acknowledge that neither party would enter into this Agreement in the absence of the representations and warranties set forth in this paragraph, and that these representations and warranties are a fundamental inducement to the parties in entering into this Agreement. Seller hereby waives any claim, or potential claim, it has or may have against Buyer relating to Buyer’s possession of material non-public information. Seller has independently participated in the negotiation of this Agreement and has been represented by separate counsel. In connection with Seller’s entry into this Agreement, neither Buyer nor its counsel is advising Seller on any aspects of law, including compliance with Sections 13 and 16 under the Exchange Act or Section 5 of the Securities Act and the exemptions thereunder.

(i) Neither the Company nor Seller is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”).

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Article IV
REPRESENTATIONS AND WARRANTIES OF THE BUYER

Buyer hereby represents and warrants to Seller as follows:

4.1 Organization. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Florida and has full corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

4.2 Authority. Buyer has full corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it will be a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Buyer of this Agreement and each of the Ancillary Agreements to which it will be a party and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action. This Agreement has been, and upon their execution each of the Ancillary Agreements to which Buyer will be a party will have been, duly executed and delivered by Buyer and, assuming due execution and delivery by each of the other parties hereto and thereto, this Agreement constitutes, and upon their execution each of the Ancillary Agreements to which Buyer will be a party will constitute, the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

4.3 No Conflict; Required Filings and Consents.

(a) The execution, delivery and performance by Buyer of this Agreement and each of the Ancillary Agreements to which Buyer will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not:

(i) conflict with or violate the certificate of incorporation or bylaws of Buyer;

(ii) conflict with or violate any Law applicable to Buyer; or

(iii) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under or require any consent of any Person pursuant to, any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise, instrument, obligation or other Contract to which Buyer is a party;

except for any such conflicts, violations, breaches, defaults or other occurrences that, individually or in the aggregate, are not expected to have a Material Adverse Effect on Buyer.

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(b) Other than with regard to obtaining Shareholder Approval and the filing of Registration Statement as contemplated by this Agreement, Buyer is not required to file, seek or obtain any notice, authorization, approval, order, permit or consent of or with any Governmental Authority in connection with the execution, delivery and performance by Buyer of this Agreement and each of the Ancillary Agreements to which it will be party or the consummation of the transactions contemplated hereby or thereby, except for such filings as may be required by any applicable federal or state securities or “blue sky” Laws.

4.4 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Buyer.

4.5 Investment Intent. Buyer is acquiring the Shares for its own account for investment purposes only and not with a view to any public distribution thereof or with any intention of selling, distributing or otherwise disposing of the Shares in a manner that would violate the registration requirements of the Securities Act. Buyer acknowledges that the Shares are not registered under the Securities Act or any state securities laws, and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

4.6 SEC Filings.

(a) All reports, schedules, forms, registration statements and other documents required to be filed by Buyer with the SEC pursuant to the Exchange Act since January 1, 2019, as amended prior to the date of this Agreement (together with any documents furnished during such period by Buyer to the SEC on a voluntary basis on Current Reports on Form 8-K and any reports, schedules, forms and other documents filed with the SEC pursuant to the Exchange Act subsequent to the date hereof, collectively, the “SEC Documents”), have been filed and complied in all material respects with, to the extent in effect at the time of filing, the requirements of the Exchange Act applicable to such SEC Documents. The SEC Documents, when read together, do not contain and will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC or its staff with respect to the SEC Documents.

(b) The financial statements of Buyer included or incorporated by reference in the SEC Documents comply, as of their respective dates and, if amended, as of the date of the last such amendment, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present, in all material respects, the consolidated financial position of Buyer and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments, the absence of notes and other adjustments described therein).

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(c) Buyer does not have pending before the SEC any request for confidential treatment of information.

(d) Buyer has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Buyer Common Stock under the Exchange Act nor has Buyer received any notification that the SEC is contemplating terminating such registration.

(e) As of the date hereof, Buyer is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with all listing and maintenance requirements for any trading market on which the Buyer Common Stock is listed or quoted (including the NYSE American).

4.7 Legal Proceedings. There are no actions, suits, claims, investigations or other legal proceedings pending or, to Buyer’s knowledge, threatened against or by Buyer or any Affiliate of Buyer that would materially impair the ability of Buyer to consummate the transactions contemplated by this Agreement.

4.8 Issuance of Share Consideration. The Share Consideration is, and upon exercise of the Warrant Shares when issued in accordance with the terms of the Warrants and this Agreement, the Warrant Shares will be, duly authorized and validly issued, fully paid, nonassessable and owned of record and beneficially by Seller. At the Closing, with regard to the Share Consideration, and upon exercise of the Warrants and the payment of the exercise price set forth therein, with regard to the Warrants Shares, Seller shall acquire good, valid and marketable title to the Share Consideration and Warrant Shares, as applicable, free and clear of any Encumbrance other than Encumbrances created by Seller or Seller. Subject to Seller’s representations and warranties contained herein, the Share Consideration, the Warrants and the Warrant Shares will be issued in compliance with all applicable federal and state securities Laws, other than Laws imposed on Seller. Subject to restrictions provided under applicable Law and as created by or imposed by Seller, Seller will receive the Share Consideration and Warrants free of any adverse claim, assuming Seller do not have notice of any adverse claim to the Share Consideration or Warrants. The Company has reserved from its duly authorized capital stock the maximum number of shares of Buyer Common Stock issuable pursuant to this Agreement and the Warrants.

4.9 Material Changes; Undisclosed Events, Liabilities or Developments. Other than as set forth in the SEC Documents filed by the Company with the SEC, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) Buyer has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Buyer’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) Buyer has not altered its method of accounting and (iv) Buyer has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the SEC any request for confidential treatment of information.

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4.10 Sarbanes-Oxley; Internal Accounting Controls. Buyer and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. Buyer and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Buyer and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Buyer and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by Buyer in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Buyer’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of Buyer and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”) . Buyer presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of Buyer and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of Buyer and its Subsidiaries.

4.11 Investment Company. Buyer is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Buyer shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

4.12 Listing and Maintenance Requirements. The Buyer Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and Buyer has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Buyer Common Stock under the Exchange Act nor has Buyer received any notification that the SEC is contemplating terminating such registration. Buyer has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Buyer Common Stock is or has been listed or quoted to the effect that Buyer is not in compliance with the listing or maintenance requirements of such Trading Market. Buyer is. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and Buyer is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

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Article V
COVENANTS

5.1 Non-Competition; Non-Solicitation.

(a) For a period of five years following the Closing (the “Restricted Period”), Seller shall not, and he shall cause his Affiliates not to, directly or indirectly through any Person or contractual arrangement:

(i) (A) serve as a partner, principal, licensor, licensee, employee, consultant, officer, director, manager, agent, representative, advisor, promoter, associate, or investor for, (B) directly or indirectly, own, purchase, organize, or take preparatory steps for the organization of, or (C) build, design, finance, acquire, lease, operate, manage, control, invest in, work or consult for or otherwise join, participate in or affiliate himself/herself with, any business whose business, products or operations are in any respect competitive with any Competitive Business; provided, that the foregoing covenant shall cover Seller’s activities in every part of the Territory and “Territory” shall mean (x) all counties in the State of Florida; (y) all states, districts, and territories of the United States of America; and (z) all other countries of the world;

(ii) solicit, recruit or hire any person who at any time on or after the date of this Agreement is a Company Group Employee (as hereinafter defined); provided, that the foregoing shall not prohibit (A) a general solicitation to the public of general advertising or similar methods of solicitation by search firms not specifically directed at Company Group Employees or (B) Seller or any of their Affiliates from soliciting, recruiting or hiring any Company Group Employee who has ceased to be employed or retained by the Company, Buyer or any of their respective Affiliates for at least 12 months (provided, that such Company Group Employee is not otherwise prohibited from being employed by Seller or its Affiliates). For purposes of this Section 5.1, “Company Group Employees” means, collectively, officers, directors and employees of the Company, Buyer and their respective Affiliates and persons acting under any management, service, consulting, distribution, dealer or similar contract with respect to the Company or Buyer;

(iii) approach or seek Business from any Customer (as hereinafter defined), refer Business from any Customer to any Person or be paid commissions based on Business sales received from any Customer by any Person other than on behalf of Buyer or any of its Affiliates. For purposes of this Section 5.1(a)(iii), the term “Customer” means any Person to which Seller, the Company, Buyer or any of the Affiliates of Seller or the Company provided products or services during the 12-month period prior to the time at which any determination shall be made that any such Person is a Customer; provided, that the foregoing shall not prohibit any referral of Business by Seller, or the Company to Buyer or its Affiliates;

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(iv) other than on behalf of Buyer or any of its Affiliates, solicit, encourage, or induce, or cause to be solicited, encouraged or induced, directly or indirectly, any franchisee, joint venture, supplier, vendor or contractor who conducted business with the Company at any time during the one-year period preceding the Closing Date to terminate or adversely modify any business relationship with the Company or Buyer, or not to proceed with, or enter into, any business relationship with the Company or Buyer, nor shall Seller otherwise interfere with any business relationship between the Company, Buyer, and any such franchisee, joint venture, supplier, vendor or contractor; or

(v) disparage Buyer or any of its Affiliates in any way that could adversely affect the goodwill, reputation or business relationships of Buyer or any of its Affiliates with the public generally, or with any of their customers, suppliers or employees.

(b) Seller acknowledge that the covenants of Seller set forth in this Section 5.1 are an essential element of this Agreement and that any breach by Seller of any provision of this Section 5.1 will result in irreparable injury to Buyer. Seller acknowledge that in the event of such a breach, in addition to all other remedies available at law, Buyer shall be entitled to equitable relief, including injunctive relief, and an equitable accounting of all earnings, profits or other benefits arising therefrom, as well as such other damages as may be appropriate. Seller have independently consulted with their counsel and after such consultation each agrees that the covenants set forth in this Section 5.1 are reasonable and proper to protect the legitimate interest of Buyer.

(c) If a court of competent jurisdiction determines that the character, duration or geographical scope of the provisions of this Section 5.1 are unreasonable, it is the intention and the agreement of the parties that these provisions shall be construed by the court in such a manner as to impose only those restrictions on Seller’s conduct that are reasonable in light of the circumstances and as are necessary to assure to Buyer the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants of this Section 5.1 because taken together they are more extensive than necessary to assure to Buyer the intended benefits of this Agreement, it is expressly understood and agreed by the parties that the provisions hereof that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding, shall be deemed eliminated, for the purposes of such proceeding, from this Agreement. The Restricted Period for a Seller shall be extended for a period equal to any time period that Seller is in violation of Section 5.1(a).

5.2 Release of Obligations. Each of Seller, Erin Henderson and David Zarley, on or prior to the Closing, shall execute and deliver to Buyer, for the benefit of the Company and Buyer, a general release and discharge, in form and substance satisfactory to Buyer, releasing and discharging the Company and Buyer from any and all rights, claims, demands arising out, relating to, against, or in any connected with, the Company in respect of any and all agreements, liabilities or obligations entered into or incurred on or prior to the Closing Date, including any and all obligations to pay or indemnify Seller, guarantee or secure its obligations or otherwise hold it harmless pursuant to any agreement or other arrangement entered into prior to the Closing. Additionally, Seller hereby resigns from all positions held at the Company, including as an officer and director of the Company.

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5.3 Transfer of Permits. Prior to the Closing, Seller will duly and validly transfer or cause to be transferred to the Company without any consideration all Permits that are held in the name of Seller or any of their Affiliates (other than the Company) on behalf of the Company and used in connection with the business of the Company, and the representations, covenants and agreements contained herein shall apply to such Permits as if held by the Company on the date hereof.

5.4 Intercompany Arrangements. All intercompany and intracompany accounts or contracts between the Company, on the one hand, and Seller or his Affiliates (other than the Company), on the other hand, are hereby cancelled without any consideration or further liability to any party and without the need for any further documentation, immediately prior to the Closing.

5.5 Confidentiality.

(a) For a period of three years following the Closing Date, Seller shall not, and he shall cause his Affiliates and their respective Representatives not to, without the prior written consent of Buyer, use for its or their own benefit or divulge or convey to any third party other than for Buyer’s benefit to Representatives and Affiliates of Buyer, any Confidential Information; provided, however, that any Seller or its Affiliates may (X) disclose such information to their attorneys and accountants and other professional advisors who owe a duty of confidentiality to their clients or have undertaken in writing not to disclose such Confidential Information to a third party (including as required to enforce Seller’s rights under this Agreement or the Ancillary Agreements) and (y) furnish such portion (and only such portion) of the Confidential Information as Seller or such Affiliate reasonably determines it is legally obligated to disclose pursuant to applicable Law if: (i) Seller receives a request to disclose all or any part of the Confidential Information under the terms of a subpoena, civil investigative demand or order issued by a Governmental Authority; (ii) to the extent not inconsistent with such request or applicable Law, Seller notifies Buyer of the existence, terms and circumstances surrounding such request and consults with Buyer on the advisability of taking steps available under applicable Law to resist or narrow such request so that Buyer may seek, at its sole cost and expense, a protective order or other remedy to limit such disclosure; and (iii) Seller exercises its commercially reasonable efforts to cooperate and provide reasonable assistance, at Buyer’s sole cost and expense, to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Information. For purposes of this Agreement, “Confidential Information” consists of all information and data relating to the Company or the transactions contemplated hereby (other than data or information that is or becomes available to the public other than as a result of a breach of this Section).

(b) Effective as of the Closing, Seller hereby assigns to Buyer all of Seller’s right, title and interest in and to any confidentiality agreements entered into by Seller (or their Affiliates or Representatives) and each Person (other than Buyer and its Affiliates and Representatives) who entered into any such agreement or to whom Confidential Information was provided in connection with a business combination involving the Company or its Affiliates. From and after the Closing, Seller will take all actions reasonably requested by Buyer in order to assist in enforcing the rights so assigned. Seller shall use their commercially reasonable efforts to cause any such Person to return to the Company any documents, files, data or other materials constituting Confidential Information that were provided to such Person in connection with the consideration of any such business combination.

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(c) Seller shall not issue any such press releases nor otherwise make any public statement regarding this Agreement or the transactions contemplated hereby without the prior consent of Buyer.

5.6 Consents and Filings; Further Assurances.

(a) Seller and Buyer agree that, in the event that any consent, approval or authorization necessary or desirable to preserve for the Company any right or benefit under any lease, license, commitment or other Contract to which the Company is a party is not obtained prior to the Closing, Seller will, subsequent to the Closing, cooperate with Buyer and the Company in attempting to obtain such consent, approval or authorization as promptly thereafter as practicable.

(b) From time to time after the Closing, and for no further consideration, each of the parties shall, and shall cause its Subsidiaries to, execute, acknowledge and deliver such assignments, transfers, consents, assumptions and other documents and instruments and take such other actions as may be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements.

(c) Notwithstanding anything herein to the contrary, Buyer shall not be required by this Section to take or agree to undertake any action, including entering into any consent decree, hold separate order or other arrangement, that would (A) require the divestiture of any assets of Buyer, the Company or any of their respective Affiliates, (B) limit Buyer’s freedom of action with respect to, or its ability to consolidate and control, the Company or any of its assets or businesses or any of Buyer’s or its Affiliates’ other assets or businesses or (C) limit Buyer’s ability to acquire or hold, or exercise full rights of ownership with respect to, the Shares.

5.7 Registration Rights.

(a) As soon as practicable after the Closing Date and, in any event (subject to Seller’s reasonable opportunity to review and comment), within thirty (30) days after the Closing Date (but after Seller has had a reasonable opportunity to review and comment on such Forms S-3), unless otherwise agreed between Buyer and Seller, Buyer shall file a registration statement on Form S-1 or Form S-3 or such other form under the Securities Act then available to Buyer (each, a “Registration Statement”) with respect to the resale of the Registrable Securities. Buyer shall use reasonable best efforts to ensure that each such Registration Statement is declared effective under the Securities Act within ninety (90) days thereafter and promptly notify Seller that such Registration Statement has been declared effective. After effectiveness of each Registration Statement, Buyer shall use reasonable best efforts to prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement, such supplements to the prospectus in such Registration Statement, and such replacement registration statements on Registration Statement, as may be reasonably requested by Seller or as may be required by the rules, regulations or instructions applicable to Registration Statement or by the Securities Act or rules and regulations thereunder to keep such Registration Statement effective for the resale of the Registrable Securities until all Registrable Securities registered thereunder have ceased to be Registrable Securities.

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(b) In connection with each Registration Statement, Buyer shall (i) pay all costs and expenses in connection with such registration including all registration and filing fees, expenses of any audits incident to or required by any such registration, fees and expenses of complying with securities and “blue sky” laws, printing expenses and fees and expenses of Buyer’s counsel and accountants and Financial Industry Regulatory Authority, Inc. filing fees (if any) (other than underwriting discounts and commissions and the costs of any counsel of a Seller), (ii) use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act in connection with resales of the Registrable Securities, (iii) furnish to Seller such numbers of copies of a prospectus and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein) conforming to the requirements of the Securities Act, and such other documents as Seller may reasonably request in order to facilitate the disposition of the Registrable Securities, (iv) notify Seller (A) of any request by the SEC that Buyer amend or supplement such registration statement or prospectus or the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose (and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued), or (B) to cease distribution of the prospectus if the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances, and, as soon as reasonably practicable, file with the SEC and furnish to Seller, a supplement or amendment to such prospectus such that such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, (v) take such further action as reasonably requested from time to time by Seller, to the extent required to enable Seller to sell the Registrable Securities under each Registration Statement or pursuant to an exemption provided under the Securities Act (including using its reasonable efforts to (X) register or qualify such Registrable Securities under such other securities or “blue sky” laws of such U.S. state jurisdictions as Seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Seller to consummate the disposition in such U.S. state jurisdictions of the Registrable Securities; provided, that Buyer shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 5.7(b), and (Y) cooperate with Seller to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in the names of Seller; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System); provided, further, that Seller shall deliver to Buyer such officer certificates and opinions of counsel supporting the removal of any restrictive legends as Buyer shall reasonably request, and (vi) indemnify and hold harmless Seller, each underwriter, broker or any other Person acting on behalf of Seller and each other Person, if any, who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the fullest extent permitted by Law, from and against any and all Losses to which any of the foregoing Persons may become subject under the Securities Act or otherwise caused by, arising from or relating to any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, contained in any such registration statement, prospectus, preliminary prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto relating to the Registrable Securities, except in each case insofar as such Losses are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to Buyer by Seller expressly for use therein (provided, that the provisions set forth in Section 7.4 shall apply to any indemnification under this Section 5.7(b) mutatis mutandis).

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(c) If, in the judgment of outside counsel to Buyer, the filing, initial effectiveness or continued use of a Registration Statement would require disclosure of information not otherwise then required by Law to be publicly disclosed and, in the good faith judgment of the board of directors of Buyer, such disclosure is reasonably likely to adversely affect any material financing, acquisition, corporate reorganization or merger or other material transaction or event involving Buyer or otherwise have a material adverse effect on Buyer (a “Valid Business Reason”), Buyer may postpone or withdraw a filing of such Registration Statement, or delay use of an effective Registration Statement until such Valid Business Reason no longer exists, but in no event shall Buyer avail itself of such right for more than 45 consecutive days at any one time or 90 days, in the aggregate, in any period of 365 consecutive days; and Buyer shall give notice to Seller of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. In the event Buyer exercises its rights under the preceding sentence, Seller agree to suspend, immediately upon receipt of the notice referred to above by Seller, its use of the prospectus relating to such Registration Statement in connection with any sale or offer to sell Registrable Securities.

5.8 NYSE American Required Shareholder Approval. Buyer shall take all action necessary to obtain the Shareholder Approval that is required by the NYSE American rules in order to permit Seller to exercise its Warrants for Buyer Common Stock as soon as practicable in accordance with the Warrants, which NYSE American required Shareholder Approval shall be obtained no later than one twenty days (120) after the Closing Date. Seller covenants that until such time as the NYSE American required Shareholder Approval is obtained, Seller shall not exercise its Warrants for Buyer Common Stock. Notwithstanding anything contained in this Agreement to the contrary, unless and until the Shareholder Approval is obtained, in no event shall Buyer be required to issue an aggregate number of shares of the Buyer Common Stock pursuant to this Agreement (including upon exercise of the Warrants) in excess of 19.99% of the shares of the Buyer Common Stock as of the date hereof (the “Issuance Limit”).

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5.9 Voting. Seller shall vote all of the shares comprising the Share Consideration in favor of any proposals presented to the shareholders of Seller to approve the exercise of the Warrant for Buyer Common Stock as required by the Trading Market; provided however, that Seller acknowledges and agrees that any subsequent vote by Seller with respect to the Share Consideration received at Closing shall be disregarded and not counted by the Company for purposes of determining whether the Shareholder Approval referenced in Section 5.8 has been obtained. This Agreement is given in consideration of, and as a condition to enter into this Agreement and is not revocable by Seller.

5.10 Listing of Common Stock. Buyer hereby agrees to use best efforts to maintain the listing or quotation of the Buyer Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, Buyer shall apply to list or quote all of the Share Consideration on such Trading Market and promptly secure the listing of all of the Share Consideration on such Trading Market, and, promptly after Shareholder Approval is obtained, Buyer shall apply to list or quote all of the Warrant Shares on such Trading Market and promptly thereafter secure the listing of all of the Warrant Shares on such Trading Market. Buyer further agrees, if Buyer applies to have the Buyer Common Stock traded on any other Trading Market, it will then include in such application all of the Share Consideration and Warrant Shares, and will take such other action as is necessary to cause all of the Share Consideration and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. Buyer will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with Buyer’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. Buyer agrees to maintain the eligibility of the Buyer Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

5.11 Form D; Blue Sky Filings. Buyer agrees to timely file a Form D with respect to the Share Consideration, Warrant and Warrant Shares as required under Regulation D and to provide a copy thereof, promptly upon request of Seller. Buyer shall take such action as Buyer shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Share Consideration, Warrant and Warrant Shares for, sale to Sellers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of Seller.

5.12 Board Appointment. Immediately after Closing, the Board of Directors will be expanded by one Person and the Board will appoint Kim Murphy to fill such vacancy until her successor is duly elected or until her earlier resignation, removal or death.

5.13 Lock-Up. Notwithstanding anything to the contrary, Seller shall not effect any Transfer of any Securities, directly or indirectly, or engage in any Hedging Activities until the earlier of (i) one-hundred eighty (180) days following the date hereof, (ii) the public announcement by Buyer that the Company has received funding from BARDA, NIH or any other Governmental Authority to fully fund the development program for SARS-CoV-2 vaccine, and (iii) such date, after the Registration Statement has been declared effected by the SEC, that the closing price per share of Buyer Common Stock, as reported on the Trading Market, closes above $2.50. Any Transfer or attempted Transfer in violation of this Section 5.12 shall, to the fullest extent permitted by applicable Law, be null and void ab initio. Buyer may make a notation on its records and on any certificates representing the Securities or give instructions to its Transfer Agents or other registrars for the Securities in order to implement the restrictions on Transfer set forth in this Agreement. Additionally, from and after the Closing Date, Seller shall and hereby does authorize Buyer to notify its Transfer Agent that there is a stop transfer order with respect to all Securities (and that this Agreement places limits on the transfer of the Securities). Seller further agrees to permit Buyer, from and after the Closing, not to register the transfer of any certificate representing any of the Securities unless such Transfer is made in accordance with the terms of this Agreement.

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Article VI
TAX MATTERS

6.1 Allocation of Taxes for a Straddle Period. For any Straddle Period, Taxes shall be attributable to the portion of such period ending on the Closing Date in an amount equal to: (A) in the case of any gross receipts, income or similar Taxes, the portion of such Taxes allocable to the portion of the Straddle Period ending on or before the Closing Date, as determined on the basis of the deemed closing of the books and records of the Company at the end of the Closing Date (unless otherwise required by applicable Tax Law) and (B) in the case of any Taxes other than gross receipts, income, or similar Taxes, the Taxes for the entire Straddle Period multiplied by a fraction the numerator of which is the number of days in the Straddle Period from the beginning of the Straddle Period through and including the Closing Date and the denominator of which is the number of days in the entire Straddle Period.

6.2 Tax Returns for Pre-Closing Tax Periods and Straddle Periods.

(a) Seller, at Seller’s sole cost and expense, shall prepare or cause to be prepared and file or cause to be filed all Tax Returns of the Company for Pre-Closing Tax Periods that have not been filed as of the Closing Date, and all such Tax Returns shall be prepared in a manner consistent with past practice with respect to the Company unless otherwise required by applicable Law or this Agreement. The Parties acknowledge that pursuant to Code Section 1501 and the Treasury Regulations promulgated thereunder, the Company’s tax year shall close on the Closing Date, and the Company will join the Buyer’s consolidated reporting group effective the day immediately after the Closing Date. Seller shall provide drafts of each such Tax Return to Buyer for Buyer’s review and comment at least 30 days prior to the due date for filing such Tax Return (including any applicable extensions), or, in the case of Tax Returns filed on a more frequent than annual basis, as soon as reasonably practicable but at least five days prior to the due date for filing such Tax Return. For the avoidance of doubt, any Tax Return that is normally filed on an annual basis, but that is required to be filed for a period of less than one year due to a termination or other event (e.g., a “stub” period income Tax Return of the Company for the period ending on the Closing Date) shall not be considered a Tax Return filed on a more frequent than annual basis. Before filing such Tax Return, Seller shall consider in good faith all comments made in writing by Buyer. Seller shall pay any Taxes shown to be due on all Tax Returns prepared by Seller.

(b) Buyer, at Buyer’s sole cost and expense, shall prepare or cause to be prepared and file or cause to be filed all Tax Returns of the Company for any Straddle Period. Buyer shall provide drafts of each such material Tax Return to Seller for Seller’s review and comment at least 30 days prior to the due date for filing such Tax Return (including any applicable extensions) or, in the case of a material Tax Return filed on a more frequent than annual basis, as soon as reasonably practicable but at least five days prior to the due date for filing such Tax Return. Buyer shall consider in good faith all reasonable comments made by Seller. Seller shall pay to Buyer the amount of the Taxes with respect to the pre-Closing portion of the Straddle Period for which Seller is responsible under Section 6.1 within five days following any demand by Buyer for such payment. Buyer shall pay all Taxes of the Company (other than Pre-Closing Taxes) for Tax periods beginning after the Closing Date and the portion of the Straddle Period beginning after the Closing Date.

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6.3 Other Tax Matters. Without the prior written consent of Seller (which shall not be unreasonably withheld, conditioned or delayed), unless required by applicable Tax Law, Buyer and the Company shall not, and shall not direct any Person to, (i) make, amend, revoke or terminate any Tax election or change any accounting practice or procedure of the Company with an effect to any Pre-Closing Tax Period or the pre-Closing portion of any Straddle Period, (ii) voluntarily approach any Governmental Authority regarding any Tax or Tax Return of the Company for any Pre-Closing Tax Period or the pre-Closing portion of any Straddle Period, including entering into any “voluntary disclosure program” with any Governmental Authority, or (iii) consent to any extension or waiver of the limitation period applicable to any Action regarding any Taxes or Tax Returns of the Company for any Pre-Closing Tax Period or the pre-Closing portion of any Straddle Period. Subject to the foregoing and solely with respect to tax periods beginning after the Closing Date, Buyer (and, after the Closing, the Company) shall be entitled to, and shall be in full control of any decisions with respect to the Taxes or Tax-related affairs of the Company.

6.4 Cooperation on Tax Matters.

(a) Buyer and the Company, on the one hand, and Seller on the other, shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the preparation and filing of any Tax Returns pursuant to this Article VI and any audit or other proceeding with respect to Taxes. Such cooperation shall include the retention and, upon the other party’s request, the provision of records and information that are reasonably relevant to any such audit or other Action and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, that Buyer and the Company shall not be required to provide Seller any affiliated group Tax Return or portion thereof (including any work papers or related documentation) of Buyer or its Affiliates (other than the Company). Buyer and the Company, on the one hand, and Seller, on the other hand, agree to retain all books and records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date for a period of seven years and to abide by all record retention agreements entered into with any Taxing Authority; provided, that Buyer may dispose of such books and records that are offered in writing to, but not accepted by, Seller.

(b) Buyer and Seller further agree, upon request, to use their commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Transfer Tax that could be imposed with respect to the transactions contemplated by this Agreement.

6.5 Transfer Taxes. Transfer Taxes shall be paid by Seller when due, and Seller shall, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and, if required by applicable Law, Buyer shall, and shall cause the Company and their Affiliates to, join in the execution of any such Tax Returns and other documentation.

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6.6 Tax Contests.

(a) After the Closing, each of Buyer and Seller shall promptly notify the other in writing of the proposed assessment or the commencement of any Tax audit or administrative or judicial proceeding or of any demand or claim with respect to Taxes relating to the Company, of which such party has been informed in writing by any Governmental Authority, which, if determined adversely to the taxpayer or after the lapse of time, could be grounds for indemnification under this Agreement. Such notice shall contain factual information (to the extent known to Seller, Buyer, or the Company) describing the asserted liability for Taxes in reasonable detail and shall include copies of any notice or other document received from any Governmental Authority in respect of any such asserted liability for Taxes, provided, that failure to so notify Seller shall not relieve Seller of its obligations hereunder unless and to the extent Seller is actually and materially prejudiced thereby or to the extent that Seller waives any claims or defenses. In the case of a Tax audit or administrative or judicial proceeding with respect to the Company (a “Contest”) that relates to a Pre-Closing Tax Period, Seller shall have the right, at its expense, to control the conduct of such Contest; provided, that (i) Seller shall diligently prosecute such Contest in good faith, (ii) Seller shall keep Buyer reasonably informed of the status of developments with respect to such Contest, (iii) Seller shall demonstrate to Buyer in writing Seller’s financial ability to provide full indemnification to Buyer with respect to such Contest (including the ability to post any bond required by the court or adjudicative body before which such Contest is taking place), (iv) Seller shall, subject to the limitations set forth herein, agree in writing to be fully responsible for all losses relating to such Contest, (v) Seller shall not settle, discharge, or otherwise dispose of any such Contest without the prior written consent of Buyer, which shall not be unreasonably withheld, conditioned, or delayed, and (vi) Buyer, at its own expense, shall have the right to fully participate in any such Contest.

(b) Buyer shall control and shall have the right to discharge, settle, or otherwise dispose of, at its own expense, all other Contests.

(c) To the extent of any inconsistency between this Section 6.6 and any other provision of this Agreement, this Section 6.6 shall control.

Article VII
INDEMNIFICATION

7.1 Survival.

(a) The representations and warranties of Seller and Buyer contained in this Agreement and the Ancillary Agreements and any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby shall survive the Closing for a period of two years following the Closing Date; provided, however, that:

(i) the representations and warranties set forth in Sections 3.1 and 4.1 relating to organization and existence, Sections 3.2 and 4.2 relating to authority, Section 3.4 relating to the Shares, Section 3.5 relating to capitalization, Section 3.6 relating to equity interest, Section 3.7 relating to financial statements and undisclosed liabilities, Section 3.13 relating to assets, Section 3.18 relating to Material Contracts and Sections 3.22 and 4.4 relating to broker’s fees and finder’s fees (Sections 3.1, 3.2, 3.4, 3.5, 3.6, 3.7, 3.13, 3.18, 3.22, 4.1, 4.2 and 4.4 are collectively referred to herein as the “Fundamental Representations”), and any representation in the case of Fraud, shall survive indefinitely; and

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(ii) the representations and warranties set forth in Section 3.16 relating to Taxes shall survive until the end of the 60th day following the expiration of the applicable statute of limitations with respect to the Tax liabilities in question (giving effect to any waiver, mitigation or extension thereof).

(b) The respective covenants and agreements of Seller and Buyer contained in this Agreement shall survive the Closing until fully performed in accordance with their terms; provided, however, that (i) the indemnification obligations set forth in this Article VIII with respect to a claim for indemnification in accordance with this Article VIII shall survive until the date such claim has been finally resolved and (ii) the covenants and agreements set forth in Article VI shall survive until the end of the 60th day following the expiration of the applicable statute of limitations with respect to the Tax liabilities in question (giving effect to any waiver, mitigation or extension thereof).

(c) None of Seller or Buyer shall have any liability with respect to any representations, warranties, covenants or agreements unless an Indemnified Party provides notice in writing of an actual or threatened claim, or of discovery of any facts or circumstances that the Indemnified Party reasonably believes may result in a claim hereunder, to the Indemnifying Party prior to the expiration of the applicable survival period, if any, for such representation, warranty, covenant or agreement, in which case such representation, warranty, covenant or agreement shall survive as to such claim until such claim has been finally resolved, without the requirement of commencing any Action in order to extend such survival period or preserve such claim. For purposes of this Section 7.1, “applicable statute of limitations” means, with respect to any particular representation, warranty, covenant or agreement, the longest limitation period that may apply (under any Law) to any claim or action (asserted or brought by any Indemnified Party against any Indemnifying Party, by any party against any Indemnifying Party or by or against any other Person) that relates in any way to such representation, warranty, covenant or agreement or that constitutes, gives rise to or relates in any way to any actual or alleged inaccuracy in or breach of such representation, warranty, covenant or agreement.

7.2 Indemnification by Seller. Seller shall save, defend, indemnify and hold harmless Buyer and its Affiliates (including the Company) and the respective Representatives, successors and assigns of each of the foregoing from and against, and shall compensate and reimburse each of the foregoing for, any and all losses, damages, liabilities, deficiencies, claims, interest, awards, judgments, penalties, costs and expenses (including attorneys’ fees, costs and other out-of-pocket expenses incurred in investigating, preparing or defending the foregoing) (hereinafter collectively, “Losses”), asserted against, incurred, sustained or suffered by any of the foregoing as a result of, arising out of or relating to:

(a) any breach of any representation or warranty made by Seller or Seller contained in this Agreement or any Ancillary Agreement or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby (without giving effect to any limitations or qualifications thereto, including materiality, Material Adverse Effect or subsequent supplements or updates to the Disclosure Schedules);

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(b) any breach of any covenant or agreement by Seller contained in this Agreement or any Ancillary Agreement or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby (including as a result of the action or failure to act of the Company prior to the Closing); or

(c) any Pre-Closing Taxes.

7.3 Indemnification by Buyer. Buyer shall save, defend, indemnify and hold harmless Seller and his Affiliates and their respective Representatives, successors and assigns of each of the foregoing from and against, and shall compensate and reimburse each of the foregoing for, any and all Losses asserted against, incurred, sustained or suffered by any of the foregoing as a result of, arising out of or relating to:

(a) any breach of any representation or warranty made by Buyer contained in this Agreement or any Ancillary Agreement or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby (without giving effect to any limitations or qualifications as to materiality, Material Adverse Effect or other exception set forth therein); or

(b) any breach of any covenant or agreement by Buyer contained in this Agreement or any Ancillary Agreement or any schedule, certificate or other document delivered pursuant hereto or thereto or in connection with the transactions contemplated hereby or thereby.

7.4 Procedures.

(a) A party seeking indemnification (the “Indemnified Party”) in respect of, arising out of or involving a Loss or a claim or demand made by any person against the Indemnified Party (a “Third Party Claim”) shall deliver notice (a “Claim Notice”) in respect thereof to the party against whom indemnity is sought (the “Indemnifying Party”) with reasonable promptness after receipt by such Indemnified Party of notice of the Third Party Claim, and shall provide the Indemnifying Party with such information with respect thereto as the Indemnifying Party may reasonably request. The failure to deliver a Claim Notice, however, shall not release the Indemnifying Party from any of its obligations under this Article VIII except to the extent that the Indemnifying Party is materially prejudiced by such failure.

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(b) The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party within 20 days of receipt of a Claim Notice from the Indemnified Party in respect of such Third Party Claim, to assume the defense thereof at the expense of the Indemnifying Party (which expenses shall not be applied against any indemnity limitation herein) with counsel selected by the Indemnifying Party and satisfactory to the Indemnified Party. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of (but may still participate in) any Third Party Claim (1) with respect to Taxes (except to the extent specifically provided in Section 6.6) or (2) for equitable or injunctive relief, any claim that would impose criminal liability or damages or any claim involving a material customer or supplier of the Indemnified Party, and the Indemnified Party shall have the right to defend, at the expense of the Indemnifying Party, any such Third Party Claim. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has failed to assume the defense thereof. If the Indemnifying Party does not expressly elect to assume the defense of such Third Party Claim within the time period and otherwise in accordance with the first sentence of this Section 7.4(b), the Indemnified Party shall have the sole right to assume the defense of (although the Indemnifying Party may still participate in) and to settle such Third Party Claim. If the Indemnifying Party assumes the defense of such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense thereof, subject to the Indemnifying Party’s right to control the defense thereof in accordance with this Section 7.4, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party or (ii) the named parties to the Third Party Claim (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party reasonably determines that representation by counsel to the Indemnifying Party of both the Indemnifying Party and such Indemnified Party may present such counsel with a conflict of interest. If the Indemnifying Party assumes the defense of any Third Party Claim, it shall have the right, subject to the other provisions of this Section 7.4, to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party and the Indemnified Party shall, at the Indemnifying Party’s expense, cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, enter into any settlement or compromise or consent to the entry of any judgment with respect to such Third Party Claim if such settlement, compromise or judgment (i) involves a finding or admission of wrongdoing, (ii) does not include an unconditional written release by the claimant or plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim, or (iii) imposes equitable remedies or any obligation on the Indemnified Party other than solely the payment of money damages for which the Indemnified Party will be indemnified hereunder.

(c) An Indemnified Party seeking indemnification in respect of, arising out of or involving a Loss or a claim or demand hereunder that does not involve a Third Party Claim being asserted against or sought to be collected from such Indemnified Party (a “Direct Claim”) shall deliver a Claim Notice in respect thereof to the Indemnifying Party with reasonable promptness after becoming aware of facts supporting such Direct Claim, and shall provide the Indemnifying Party with such information with respect thereto as the Indemnifying Party may reasonably request. The failure to deliver a Claim Notice, however, shall not release the Indemnifying Party from any of its obligations under this Article VIII except to the extent that the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or liability that it may have to the Indemnified Party or otherwise than pursuant to this Article VIII. If the Indemnifying Party does not notify the Indemnified Party within 20 days following its receipt of a Claim Notice in respect of a Direct Claim that the Indemnifying Party disputes its liability to the Indemnified Party hereunder, such Direct Claim specified by the Indemnified Party in such Claim Notice shall be conclusively deemed a liability of the Indemnifying Party hereunder and the Indemnifying Party shall, subject to the other provisions of this Article VIII, pay the amount of such liability to the Indemnified Party on demand. During such 20-day period, the Indemnified Party shall use commercially reasonable efforts to allow the Indemnifying Party reasonable access, during normal business hours and upon reasonable prior notice, to such information as may be reasonably requested by the Indemnifying Party for purposes of investigating the Direct Claim (provided, however, that failure to provide such access shall not release the Indemnifying Party from any of its obligations under this Article VIII).

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(d) The Indemnifying Party shall not be entitled to require that any action be made or brought against any other Person before action is brought or claim is made against it hereunder by the Indemnified Party.

(e) Subject to the other provisions of this Article VIII, including the limits on indemnification set forth in Section 7.5, the indemnification required hereunder in respect of a Third Party Claim or a Direct Claim shall be made by prompt payment by the Indemnifying Party of the amount of actual undisputed Losses in connection therewith within five Business Days after such Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Article VIII.

(f) Notwithstanding the provisions of Section 8.9, each Indemnifying Party hereby consents to the nonexclusive jurisdiction of any court in which an Action in respect of a Third Party Claim is brought against any Indemnified Party for purposes of any claim that an Indemnified Party may have under this Agreement with respect to such Action or the matters alleged therein and agrees that process may be served on each Indemnifying Party with respect to such claim anywhere.

7.5 Limits on Indemnification. Notwithstanding anything to the contrary contained in this Agreement:

(a) an Indemnifying Party shall not be liable for any claim for indemnification pursuant to Section 7.2(a) or Section 7.3(a), as the case may be, unless and until the aggregate amount of indemnifiable Losses which may be recovered from the Indemnifying Party equals or exceeds $5,000 (the “Basket”), in which case the Indemnifying Party shall be liable for the full amount of such Losses from the first dollar thereof;

(b) the maximum aggregate amount of indemnifiable Losses which may be recovered from an Indemnifying Party arising out of or relating to the causes set forth in Section 7.2(a) or Section 7.3(a), as the case may be, shall be an amount equal to the Purchase Price (the “General Cap”); provided, that the Basket and the General Cap shall not apply to Losses arising out of, or relating to the inaccuracy or breach of, any Fundamental Representation or to any representation or warranty in the event of Fraud;

7.6 Remedies Not Affected by Investigation, Disclosure or Knowledge. If the transactions contemplated hereby are consummated, Buyer expressly reserves the right to seek indemnity or other remedy for any Losses arising out of or relating to any breach of any representation, warranty or covenant contained herein, notwithstanding any investigation by, disclosure to, knowledge or imputed knowledge of Buyer or any of its Representatives in respect of any fact or circumstance that reveals the occurrence of any such breach, whether before or after the execution and delivery hereof.

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7.7 Tax Matters. In the event of a conflict between the provisions of Article VI and this Article VIII, the provisions of Article VI shall control. All indemnification payments made under this Agreement shall be treated as an adjustment to the purchase price for Tax purposes, unless otherwise required by applicable Law.

7.8 Right of Set-off. Subject to the General Cap, the Basket and the other provisions of this Article VIII, Buyer shall have the right to withhold and set-off against the Additional Cash Consideration the amount of any Losses (the “Set-off Amount”) that Seller may be reasonably required to pay under Section 7.2 pursuant to any good faith claim for indemnification made by an Indemnified Party; provided, that (i) Buyer shall deliver to Seller a notice (a “Set-off Notice”) specifying in reasonable detail the nature and dollar amount of the Losses and the Set-off Amount and (ii) to the extent the claims set forth in the Set-off Notice are finally resolved in the favor of Seller (whether by mutual agreement of Buyer and Seller or by final non-appealable order of an arbitration panel or court of competent jurisdiction), Buyer shall within five Business Days thereafter pay the portion of the Set-off Amount resolved in the favor of Seller to Seller. If any amounts otherwise payable under this Agreement are so set-off, the amount of such set-off shall be treated as an adjustment to the Purchase Price once finally determined to be required to be paid to an Indemnified Party under Section 7.2.

7.9 Exclusive Remedy. Following the Closing, the parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article VIII, except for (a) claims for Fraud, in any which case the parties will have all rights and remedies available under this Agreement and available under any Law or (b) actions for specific performance, injunctive relief of other equitable relief pursuant to Section 8.11. In furtherance of the foregoing, other than as set forth in this Section 7.9, following the Closing, each party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this Article VIII. Notwithstanding anything contained herein to the contrary, nothing in this Section 7.9 shall limit (a) claims for Fraud, in any which case the parties will have all rights and remedies available under this Agreement and available under any Law or (b) actions for specific performance, injunctive relief of other equitable relief pursuant to Section 8.11.

Article VIII
GENERAL PROVISIONS

8.1 Fees and Expenses. Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated; provided, that if the transactions contemplated hereby are consummated, Transaction Expenses shall be borne and paid as provided in this Agreement. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by the other.

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8.2 Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of Buyer and Seller.

8.3 Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of any party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.

8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e-mail, upon written confirmation of receipt by e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to Seller, to:	Joseph Hernandez
15 E. Putnam Avenue, Suite 363 Greenwich, CT 06830 E-mail: Hernandez_Joe@yahoo.com

if to Buyer, to:	Oragenics, Inc. 4902 Eisenhower Blvd., Suite 125
Tampa, FL 33634 Attention: Dr. Alan Joslyn, Chief Executive Officer and President E-mail: ajoslyn@oragenics.com with a copy (which shall not constitute notice) to:

Shumaker, Loop & Kendrick, LLP 101 East Kennedy Boulevard, Ste. 2800 Tampa, FL 33602 Attention: Mark Catchur E-mail: mcatchur@shumaker.com

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8.5 Interpretation. When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified.

8.6 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto), the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications, representations, warranties and understandings and all prior and contemporaneous oral agreements, arrangements, communications, representations, warranties and understandings between the parties with respect to the subject matter hereof and thereof. Notwithstanding any oral agreement or course of conduct of the parties or their Representatives to the contrary, no party to this Agreement shall be under any legal obligation to enter into or complete the transactions contemplated hereby unless and until this Agreement shall have been executed and delivered by each of the parties.

8.7 No Third-Party Beneficiaries. Except as provided in Article VIII, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective heirs, successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

8.8 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Florida, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Florida.

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8.9 Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns against the other party shall be brought and determined in the Federal courts of the United States of America or the courts of the State of Florida, in each case located in the City of Tampa and County of Hillsborough, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Florida, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Florida as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Florida as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

8.10 Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by (a) Buyer without the prior written consent of Seller or (b) any Seller without the prior written consent of Buyer, and any such assignment without such prior written consent shall be null and void; provided, however, that Buyer may assign this Agreement to any Affiliate of Buyer without the prior consent of Seller; provided further, that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

8.11 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

8.12 Currency; Payments. All references to “dollars” or “$” or “US$” in this Agreement or any Ancillary Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement and any Ancillary Agreement. All payments hereunder shall be made by wire transfer of immediately available funds in United States dollars to such account as may be designated to the payor by the payee at least two Business Days prior to the applicable payment date.

8.13 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

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8.14 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.15 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

8.16 Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

8.17 Time of Essence. Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.

8.18 No Presumption Against Drafting Party. Each of Buyer and Seller acknowledges that each party to this Agreement has been represented by legal counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

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IN WITNESS WHEREOF, Buyer and Seller have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BUYER:

ORAGENICS, INC.

By:	/s/ Alan Joslyn
Name:	Alan Joslyn
Title:	President and Chief Executive Officer

SELLER:

By:	/s/ Joseph Hernandez
Joseph Hernandez, Individually

Signature Page to Purchase Agreement

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EXHIBIT A

Form of Warrant

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EXHIBIT B

List Additional Cash Consideration Warrants

●	9,545,334 Series 1 Warrants with an exercise price of $0.75

●	9,583,334 Series 2 Warrants with an exercise price of $0.90

●	4,294,500 Warrants with an exercise price of $1.00

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APPENDIX B

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

This Warrant is issued pursuant to that certain Stock Purchase Agreement dated May 1, 2020 by and among the Company and the stockholder (the “Purchase Agreement”).

No. 2020-1	CUSIP: 684023-30 2

Oragenics, INC.

COMMON STOCK PURCHASE WARRANT

Oragenics, Inc., a Florida corporation (together with any corporation which shall succeed to or assume the obligations of Oragenics, Inc. hereunder, the “Company”), hereby certifies that, for value received, Joseph Hernandez (the “Holder”), or his assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time during the Exercise Period (as defined in Section 12 hereof) up to 9,200,000 fully paid and non-assessable shares of Common Stock (as defined in Section 12 hereof), at a purchase price per share equal to the Exercise Price (as defined in Section 12 hereof). The number of shares of Common Stock for which this Common Stock Purchase Warrant (the “Warrant”) is exercisable and the Exercise Price are subject to adjustment as provided herein.

1. DEFINITIONS. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. Certain terms are used in this Warrant as specifically defined in Section 12 hereof.

2. EXERCISE OF WARRANT.

2.1. Exercise. This Warrant may be exercised prior to its expiration pursuant to Section 2.5 hereof by the Holder at any time prior to the Exercise Period by submitting the form of subscription attached hereto (the “Exercise Notice”) duly executed by the Holder, to the Company at its principal office, indicating whether the Holder is electing to purchase a specified number of shares by paying the Aggregate Exercise Price as provided in Section 2.2 or is electing to exercise this Warrant as to a specified number of shares pursuant to the net exercise provisions of Section 2.3. On or before the first Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgement of confirmation of receipt of the Exercise Notice. This Warrant shall be deemed exercised for all purposes as of the close of business on the day on which the Holder has delivered the Exercise Notice to the Company. The Aggregate Purchase Price, if any, shall be paid by wire transfer to the Company within two (2) Business Days of the date of exercise and prior to the time the Company issues the certificates evidencing the shares issuable upon such exercise. In the event the Warrant is not exercised in full, the Company may, at its expense, require the Holder, after such partial exercise, to promptly return this Warrant to the Company and the Company will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised. Notwithstanding the foregoing, if shareholder approval of the issuance of the Common Stock issuable upon exercise of this Warrant is required under NYSE listing rules, then, until such shareholder approval is obtained, the Holder shall not be entitled to receive shares of Common Stock upon exercise of the Warrant to the extent (but only to the extent) that such exercise or receipt would cause a violation of such listing rules.

2.2. Payment of Exercise Price by Wire Transfer. If the Holder elects to purchase a specified number of shares by paying the Aggregate Exercise Price, the Holder shall pay such amount by wire transfer of immediately available funds to an account designated in advance by the Company.

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2.3. Net Exercise. If at any time after the date hereof, there is no effective registration statement registering, or no current prospectus available for, the issuance of the Warrant Shares to the Holder, then this Warrant may only be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares, by receiving shares of Common Stock equal to the number of shares determined pursuant to the following formula:

X = Y (A - B)

A

where,

X =	the number of shares of Common Stock to be issued to Holder;

Y =	the number of shares of Common Stock as to which this Warrant is to be exercised (as indicated on the Exercise Notice);

A =	the volume weighted average price of the Common Stock quoted on the NYSE or any other U.S. exchange on which the Common Stock is listed, whichever is applicable, as posted by Bloomberg L.P. (or such other reference reasonably relied upon by the Company if not so published) for the five (5) Trading Days ending on the Trading Day immediately preceding the date of exercise; and

B =	the Exercise Price.

2.4. Antitrust Notification. If the Holder determines, in its sole judgment upon the advice of counsel, that an exercise of this Warrant pursuant to the terms hereof would be subject to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the Company shall file, within seven (7) Business Days after receiving notice from the Holder of the applicability of the HSR Act and a request to so file, with the United States Federal Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”) the notification and report form and any supplemental information required to be filed by it pursuant to the HSR Act in connection with the exercise of this Warrant. Any such notification and report form and supplemental information will be in full compliance with the requirements of the HSR Act. The Company will furnish to the Holder promptly (but in no event more than five (5) Business Days) such information and assistance as the Holder may reasonably request in connection with the preparation of any filing or submission required to be filed by the Holder under the HSR Act. The Company shall respond promptly after receiving any inquiries or requests for additional information from the FTC or the DOJ (and in no event more than three (3) Business Days after receipt of such inquiry or request). The Company shall keep the Holder apprised periodically and at the Holder’s request of the status of any communications with, and any inquiries or requests for additional information from, the FTC or the DOJ. The Company shall bear all filing or other fees required to be paid by the Company and the Holder (or the “ultimate parent entity” of the Holder, if any) under the HSR Act or any other applicable law in connection with such filings and all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by the Company and the Holder in connection with the preparation of such filings and responses to inquiries or requests. In the event that this Section 2.4 is applicable to any exercise of this Warrant, the purchase by the Holder of the Exercise Shares subject to such exercise, and the payment by the Holder of the Exercise Price therefor, shall be subject to the expiration or earlier termination of the waiting period under the HSR Act (with the exercise date of this Warrant being deemed to be the date immediately following the date of such expiration or early termination).

2.5. Termination. This Warrant shall terminate upon the earlier to occur of (i) exercise in full or (ii) the expiration of the Exercise Period.

3. REGISTRATION RIGHTS. The Holder of this Warrant has certain rights to require the Company to register its resale of the Warrant Shares under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in the Purchase Agreement, dated as of May 1, 2020, as amended and in effect from time to time.

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4. DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

4.1. Delivery of Exercise Shares. As soon as practicable after any exercise of this Warrant and in any event within three (3) Trading Days thereafter (such date, the “Exercise Share Delivery Date”), the Company shall, at its expense (including the payment by it of any applicable issue or stamp taxes), cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates evidencing the number of fully paid and nonassessable shares of Common Stock (or Other Securities, as applicable) (which number shall be rounded up to the nearest whole share in the event any fractional share may otherwise be issuable upon such exercise) to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, which certificate or certificates shall be free of restrictive and trading legends provided that the shares subject to the Exercise Notice are included in an effective Registration Statement or all applicable requirements of Rule 144, including the holding period thereof, are met. In lieu of delivering physical certificates for the shares of Common Stock (or Other Securities) issuable upon any exercise of this Warrant, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program or a similar program and either (A) there is an effective registration statement permitting the issuance of the shares to or resale of the shares by the Holder or (B) the shares are eligible for resale without volume or manner-of-sale limitations pursuant to Rule 144 (it being understood that if both (A) and (B) are not satisfied, then such shares of Common Stock (or Other Securities) shall be kept in book entry form by the Company’s transfer agent), upon request of the Holder, the Company shall cause its transfer agent to electronically transmit such shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply) as instructed by the Holder (or its designee). The Company understands that a delay in the delivery of the Exercise Shares after the Exercise Share Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Exercise Shares upon exercise of this Warrant the proportionate amount of $10 per Trading Day (increasing to $20 per Trading Day after the fifth (5th) Trading Day) after the Exercise Share Delivery Date for each $1,000 of Aggregate Exercise Price for which this Warrant is exercised which are not timely delivered. The Company shall pay any payments incurred under this Section 4 in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Exercise Shares by the Exercise Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

4.2. Compensation for Buy-In on Failure to Timely Deliver Exercise Shares. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder Exercise Shares pursuant to an exercise on or before the Exercise Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Exercise Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Exercise Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Exercise Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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4.3. Charges, Taxes and Expenses. Issuance of Exercise Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Exercise Shares, all of which taxes and expenses shall be paid by the Company, and such Exercise Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Exercise Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all transfer agent fees required for same-day processing of any Exercise Notice.

5. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS.

5.1. Distribution of Assets; Spin-Off. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a Spin-Off, dividend, reclassification, corporate rearrangement or other similar transaction, but excluding cash dividends which are prohibited by Section 5.2 hereof and excluding stock dividends or stock split adjustments in respect of which are provided for in Section 7 hereof) (a “Distribution”), at any time on or after the Closing Date (as defined in the Purchase Agreement), then, in each such case:

(a) (i) the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which:

(A) the numerator shall be the Market Price of the Common Stock on the Trading Day immediately preceding such record date minus the Fair Market Value of the Distribution applicable to one share of Common Stock, and

(B) the denominator shall be the Market Price of the Common Stock on the Trading Day immediately preceding such record date; and (ii) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i) of this Section 5.1(a); and

(b) Notwithstanding the provisions of the foregoing clause (a), in the event of a Spin-Off in which the Distribution is of common stock of a subsidiary of the Company, then (i) the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which:

(A) the numerator shall be the Market Price of the Common Stock on the Trading Day immediately preceding such record date minus the Fair Market Value of the Distribution applicable to one share of Common Stock, and

(B) the denominator shall be the Market Price of the Common Stock on the Trading Day immediately preceding such record date; and (ii) the Holder shall receive an additional warrant to purchase common stock of such company, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of common stock of such company that would have been issuable or distributed to the Holder of this Warrant pursuant to the Distribution had the Holder exercised this Warrant for cash for the full number of shares of Common Stock on the face of this Warrant (notwithstanding the requirement that this Warrant be exercised pursuant to the net exercise provisions of Section 2.3) immediately prior to such record date and with an exercise price equal to the amount by which the Exercise Price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the preceding clause (i) of this Section 5.1(b).

5.2. Cash Dividends. For so long as any Warrants are outstanding, no cash dividend shall be declared or paid or set aside for payment on any shares of the Company’s Common Stock or any parity or junior stock thereto.

5.3. Other Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions, then the Company’s board of directors (the “Board of Directors”), acting in good faith and consistent with their fiduciary duties, shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the Holder.

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6. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

6.1. Certain Adjustments. In case at any time or from time to time on or after the Closing Date (as defined in the Purchase Agreement), the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, this Warrant shall thereafter be exercisable for the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock upon such reorganization, reclassification, recapitalization, consolidation, merger or transfer, in respect of that number of shares of Common Stock for which this Warrant could have been exercised immediately prior to such reorganization, reclassification, recapitalization, consolidation, merger or transfer; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Company) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the exercise of this Warrant.

6.2. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7. ADJUSTMENTS FOR STOCK EVENTS AND ISSUANCE OF OTHER SECURITIES.

7.1. General. If at any time on or after the Closing Date (as defined in the Purchase Agreement) there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Company’s Common Stock (“Stock Event”), then the number of shares of Common Stock to be received by the Holder shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event. The Exercise Price shall be proportionately decreased or increased upon the occurrence of any Stock Event; provided that in no event will the Exercise Price be less than the par value of the Common Stock.

7.2. Other Securities. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the Holder shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the Holder with the benefits intended by this Section 7 and the other provisions of this Warrant.

8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in taking all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding, and (iii) subject to Section 14, will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge with the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant.

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9. CERTIFICATE AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock then issued and outstanding, and (ii) the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7) on account thereof. The Company will forthwith mail a copy of each such certificate to the Holder, and will, on the written request at any time of the Holder, furnish to the Holder a like certificate setting forth the calculations used to determine such adjustment or readjustment.

10. NOTICES OF RECORD DATE. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company. then, and in each such event, the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

11. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT; REGULATORY COMPLIANCE.

11.1. Reservation of Stock Issuable on Exercise of Warrant. The Company shall at all times while this Warrant shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of all or any portion of the Warrant Shares (disregarding for this purpose any and all limitations of any kind on such exercise). The Company shall, from time to time in accordance with the Florida Business Corporation Act, increase the authorized number of shares of Common Stock or take other effective action if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Company’s obligations under this Section 11.

11.2 Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of exercise of the Warrant Shares require registration or listing with or approval of any Governmental Authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon exercise, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, secure such registration, listing or approval, as the case may be.

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12. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

Aggregate Exercise Price means, in connection with the exercise of this Warrant at any time, an amount equal to the product obtained by multiplying (i) the Exercise Price times (ii) the number of shares of Common Stock for which this Warrant is being exercised at such time.

Common Stock means (i) the Company’s Common Stock, $0.001 par value per share, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clauses (i), or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

Common Stock Deemed Outstanding means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable at such time upon conversion of any Convertible Securities and Options (other than this Warrant and any other warrants issued under the Purchase Agreement) then outstanding to the extent such Convertible Security or Option is (i) convertible, exercisable or exchangeable at such time and (ii) convertible, exercisable or exchangeable at a price that is less than the Fair Market Value of a share of Common Stock issuable upon such conversion, exercise or exchange at such time.

Convertible Securities means any evidences of indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

Exchange Act shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

Exercise Period means the period commencing on the earlier of the following: (i) receipt of notification that the Biomedical Advanced Research and Development Authority (BARDA) is willing to fund the development program for COVID-19 vaccine, (ii) phase 1 clinical data demonstrating activity (by definition this requires evidence of SARS-COV-2 antibody appearance in blood/serum in phase 1 subjects who had tested negative for SARS-Cov-2 antibodies prior to receipt of the vaccine), or (iii) one year from the date of issuance and ending on the fifth (5th) anniversary of the Issue Date.

Exercise Price means $1.25 per share of Common Stock.

Exercise Shares means the shares of Common Stock for which this Warrant is then being exercised.

Fair Market Value means, with respect to any security or other property, the fair market value of such security or other property as determined unanimously by the Board of Directors, acting in good faith. If the Board of Directors is unable to unanimously agree to the fair market value, it will have an independent third-party appraisal conducted by a nationally-recognized valuation company and the determination of such company shall be final.

Governmental Authority means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

Issue Date means May 1, 2020.

Market Price means, with respect to the Common Stock, on any given day, the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock on the New York Stock Exchange on such date. If the Common Stock is not traded on the New York Stock Exchange on any date of determination, the Market Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the OTC Markets Group or similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

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Option means any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

Other Securities refers to any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

Person shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

Principal Market means, at any time, the securities exchange, quotation system or over-the-counter trading facility on which the Common Stock is then principally traded or quoted at such time.

Reference Price means, on any date of determination, the greater of (i) the Market Price per share as of such date and (ii) the Exercise Price.

Securities Act means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

Spin-Off means a transaction in which the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or a part of its assets in a transaction in which the Company does not receive compensation for such business, operations or assets, but causes securities of a subsidiary of the Company or another entity to be distributed or otherwise issued to security holders of the Company.

Trading Day means, at any time, a day on which the Principal Market is open for the general trading or quotation of securities and the Common Stock is traded or quoted thereon without suspension or interruption.

13. LIMITATION ON BENEFICIAL OWNERSHIP. Notwithstanding anything to the contrary contained herein, the Holder shall not be entitled to receive shares of Common Stock or Other Securities (together with Common Stock, “Equity Interests”) upon exercise of the Warrant to the extent (but only to the extent) that such exercise or receipt would cause the Holder Group to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of a number of Equity Interests of a class that is registered under the Exchange Act which exceeds the Maximum Percentage (as defined below) of the Equity Interests of such class that are outstanding at such time. This limitation on beneficial ownership (a) may be increased, decreased or terminated, in the Holder’s sole discretion, upon 61 days’ written notice to the Company by the Holder and (b) shall terminate automatically on the date that is 15 days prior to expiration of the Exercise Period. Any purported delivery of Equity Interests in connection with the exercise of the Warrant prior to the termination of this restriction in accordance herewith shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the Holder Group becoming the beneficial owner of more than the Maximum Percentage of the Equity Interests of a class that is registered under the Exchange Act that is outstanding at such time. If any delivery of Equity Interests owed to the Holder following exercise of the Warrant is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such Equity Interests as promptly as practicable after the Holder gives notice to the Company that such delivery would not result in such limitation being triggered or upon termination of the restriction in accordance with the terms hereof. For purposes of this Section 13, (i) unless modified by the Holder pursuant to the second sentence of this Section 13, the term “Maximum Percentage” shall mean 19.99%; provided, that if at any time after the date hereof the Holder Group beneficially owns in excess of 19.99% of any class of Equity Interests in the Company that is registered under the Exchange Act (excluding any Equity Interests deemed beneficially; and (ii) the term “Holder Group” shall mean the Holder plus any other Person with which the Holder is considered to be part of a group under Section 13 of the Exchange Act or with which the Holder otherwise files reports under Sections 13 and/or 16 of the Exchange Act. In determining the number of Equity Interests of a particular class outstanding at any point in time, the Holder may rely on the number of outstanding Equity Interests of such class as reflected in (x) the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) a more recent notice by the Company or its transfer agent to the Holder setting forth the number of Equity Interests of such class then outstanding. For any reason at any time, upon written or oral request of the Holder, the Company shall, within two Trading Days of such request, confirm orally and in writing to the Holder the number of Equity Interests of any class then outstanding. The provisions of this Section 13 shall be construed, corrected and implemented in a manner so as to effectuate the intended beneficial ownership limitation herein contained.

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14. TRANSFER OF WARRANT.

14.1. Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, subject to compliance with any applicable securities laws, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form of assignment (the “Assignment Notice”) attached hereto duly executed by the Holder or its agent or attorney. Upon such surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such Assignment Notice, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued.

14.2. New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 14.1, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Exercise Shares issuable pursuant thereto.

15. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Exercise Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of this Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

16. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

17. NOTICES. All notices and other communications from the Company to the Holder shall be sent by overnight courier (or sent in the form of a facsimile) at such address as may have been furnished to the Company in writing by the Holder or, until the Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

18. CONSENT TO AMENDMENTS. Any term of this Warrant may be amended, and the Company may take any action herein prohibited, or compliance therewith may be waived, only if the Company shall have obtained the written consent (and not without such written consent) to such amendment, action or waiver from the Holder; provided, that if any other holder of Warrants receives any remuneration or compensation as consideration for any consent, amendment or waiver to its Warrant, then such remuneration or compensation shall be concurrently delivered, on the same equivalent terms, ratably to the Holder. No course of dealing between the Company and the Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of the Holder.

19. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If any provision of this Warrant is found to conflict with the Purchase Agreement, the provisions of this Warrant shall prevail. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAW OF THE STATE OF FLORIDA, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated as of May 1, 2020

ORAGENICS, INC.

By:	/s/ Alan Joslyn
Alan Joslyn, Chief Executive Officer and President

[Signature Page to Warrant]

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EXERCISE NOTICE

(To be signed only on exercise

of Common Stock Purchase Warrant)

TO:	Oragenics, Inc.

1. The undersigned Holder of the attached Warrant hereby elects to exercise its purchase right under such Warrant to purchase shares of Common Stock of Oragenics, Inc., a Florida corporation (the “Company”), as follows (check one or more, as applicable):

[ ]	to exercise the Warrant to purchase __________ shares of Common Stock and to pay the Aggregate Exercise Price therefor by wire transfer of United States funds to the account of the Company, which transfer has been made prior to or as of the date of delivery of this Form of Subscription pursuant to the instructions of the Company;

and/or

[ ]	to exercise the Warrant with respect to ____________ shares of Common Stock pursuant to the net exercise provisions specified in Section 2.3 of the Warrant.

2. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other name(s) as is specified below:

Name:

Address:

TIN:

Dated:
(Signature must conform exactly to name of Holder as specified on the face of the Warrant)

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FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ____________ the right represented by the within Warrant to purchase shares of Common Stock of Oragenics, Inc., a Florida corporation, to which the within Warrant relates, and appoints _______________ attorney to transfer such right on the books of Oragenics, Inc., with full power of substitution in the premises.

[insert name of Holder]

Dated:	By:
Title:

[insert address of Holder]

Signed in the presence of:

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COMPOSITE EXHIBIT C

NOACHIS TERRA INC.

AUDITED FINANCIAL STATEMENTS

MARCH 31, 2020

AND UNAUDITED PRO FORMA

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NOACHIS TERRA INC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Noachis Terra, Inc.:

We have audited the accompanying financial statements of Noachis Terra, Inc. (a Delaware corporation), which comprise the balance sheet as of March 31, 2020, and the related statement of operations, stockholder’s deficit, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Noachis Terra, Inc. as of March 31, 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Mayer Hoffman McCann P.C.
Mayer Hoffman McCann P.C.

May 26, 2020

Clearwater, FL

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NOACHIS TERRA INC.

BALANCE SHEET

March 31, 2020
LIABILITIES AND STOCKHOLDER’S DEFICIT:
Current liabilities
Accounts payable	$54,635
Accounts payable to related party	191,456
Total current liabilities	246,091
Total liabilities	246,091

Commitments and contingencies

Stockholder’s Deficit:
Common stock, $0.01 par value; 10,000,000 shares authorized; 10,000 shares issued and outstanding as of March 31, 2020	100
Additional paid-in capital	-
Accumulated deficit	(246,191)
Total stockholder’s deficit	(246,191)
TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$-

The accompanying notes are an integral part of these financial statements.

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NOACHIS TERRA INC.

STATEMENT OF OPERATIONS

For the period from March 9, 2020 (inception) through March 31, 2020
Operating expenses:
Research and development	$41,739
General and administrative	204,452
Total operating expenses	246,191
Loss from operations	(246,191)

Net loss	$(246,191)

Weighted average common shares outstanding, basic and diluted	10,000
Net loss per share, basic and diluted	$(24.62)

The accompanying notes are an integral part of these financial statements.

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NOACHIS TERRA INC.

STATEMENT OF STOCKHOLDER’S DEFICIT

	For the period from March 9, 2020 (inception) through March 31, 2020
	Common stock		Additional paid-in	Accumulated	Total stockholder’s
	Shares	Amount	capital	Deficit	Deficit
Balance as of March 9, 2020 (inception)	-	$-	$-	$-	$-
Issuance of common stock in exchange for formation costs paid for by stockholder	10,000	100	-	-	100
Net loss	-	-	-	(246,191)	(246,191)
Balance as of March 31, 2020	10,000	$100	$-	$(246,191)	$(246,191)

The accompanying notes are an integral part of these financial statements.

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NOACHIS TERRA INC.

STATEMENT OF CASH FLOWS

For the period from March 9, 2020 (inception) through March 31, 2020
Cash flows from operating activities
Net loss	$(246,191)
Adjustments to reconcile net loss to net cash used in operating activities:
Issuance of common stock in exchange for formation costs paid for by stockholder	100
Changes in assets and liabilities:
Accounts payable	54,635
Accounts payable to related party	191,456
Net cash used in operating activities	-

Net change in cash and cash equivalents,	-
Cash and cash equivalents, at the beginning of the period	-
Cash and cash equivalents, at the end of the period	$-

The accompanying notes are an integral part of these financial statements.

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NOACHIS TERRA INC.

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization, Plan of Business Operations

Noachis Terra, Inc. (the “Company”) was formed on March 9, 2020, to focus on the development of a vaccine for the SARS-CoV-2 virus and other strains of coronavirus using patented and patent-pending technology. The Company obtained a nonexclusive license from National Institutes of Health (“NIH”) for the use of certain patents and tangible materials to be used in the development and commercialization of a vaccine for the SARS-CoV-2 virus.

The Company may seek to obtain additional capital through the sale of debt or equity financings or other arrangements to fund its research and development activities as well as its operations; however, there can be no assurance that the Company will be able to raise needed capital under acceptable terms, if at all. The sale of additional equity may dilute existing stockholders and newly issued shares may contain senior rights and preferences compared to currently outstanding shares of common stock. Issued debt securities may contain covenants and limit the Company’s ability to pay dividends or make other distributions to stockholders. If the Company is unable to obtain such additional financing, future operations would need to be scaled back or discontinued.

On May 1, 2020, Oragenics, Inc. a Florida corporation (“Oragenics”), acquired the Company in accordance with the terms of a Stock Purchase Agreement, dated as of May 1, 2020 (the “Stock Purchase Agreement”), by and among Oragenics, and Mr. Joseph Hernandez, the sole shareholder of the Company. On May 1, 2020, pursuant to the Stock Purchase Agreement, Oragenics acquired from Mr. Hernandez one hundred percent (100%) of the issued and outstanding common stock of the Company, and the Company became a wholly-owned subsidiary of Oragenics.

Note 2—Liquidity, Financial Condition and Management’s Plans

The Company has had limited operating activities to date, substantially all of which have been devoted to seeking the license with NIH and start-up activities. The Company has financed its operations since inception using proceeds received from cash advances from its stockholder.

Notwithstanding, the Company has no revenues, limited capital resources and is subject to all of the risks and uncertainties that are typical of an early stage enterprise. Significant uncertainties include, among others, whether the Company will be able to raise the capital it needs to finance its longer-term operations and whether such operations, if launched, will enable the Company to sustain operations as a profitable enterprise.

The Company’s working capital needs are influenced by the level of operations, and generally decrease with higher levels of revenue. The Company had a working capital deficit of approximately $246,000 at March 31, 2020. The Company expects to incur losses into the foreseeable future as it undertakes its efforts to execute its business plans.

The Company will require significant additional capital to sustain its short-term operations and make the investments it needs to execute its longer-term business plan. The Company’s existing liquidity is not sufficient to fund its operations and anticipated capital expenditures for the foreseeable future. The Company is currently seeking to obtain additional debt or equity financing, however there are currently no commitments in place for further financing nor is there any assurance that such financing will be available to the Company on favorable terms, if at all.

Because of operating losses, a net operating cash flow deficit, and an accumulated deficit, there is substantial doubt about the Company’s ability to continue as a going concern for one year from the issuance of the financial statements. The financial statements have been prepared assuming the Company will continue as a going concern. The Company has not made adjustments to the accompanying financial statements to reflect the potential effects on the recoverability and classification of assets or liabilities should the Company be unable to continue as a going concern.

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Note 3—Summary of Significant Accounting Policies

Basis of Presentation

The Company maintains its books of account and prepares financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company’s fiscal year ends on December 31st. The accompanying financial statements have been prepared in accordance with U.S. GAAP for interim financial information. Accordingly, since they are interim statements, the accompanying financial statements do not include all of the information and notes required by U.S. GAAP for annual financial statements, but in the opinion of the Company’s management, reflect all adjustments consisting of normal, recurring adjustments, that are necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

Use of Estimates

In preparing financial statements in conformity with U.S. GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of expenses during the reporting period. Due to inherent uncertainty involved in making estimates, actual results reported in future periods may be affected by changes in these estimates. On an ongoing basis, the Company evaluates its estimates and assumptions.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in operations in the period that includes the enactment date. Deferred tax assets are reduced to estimated amounts expected to be realized by the use of a valuation allowance.

Under U.S. GAAP, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, U.S. GAAP provides guidance on derecognition, classification, interest and penalties, accounting for interim periods, disclosure and transition.

Net loss Per Share

Net loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The Company had no securities outstanding during the period presented that could potentially dilute basic loss per share in the future but were excluded from the computation of diluted net loss per share. Basic and diluted net loss per share amounts are the same for the period presented.

New Accounting Pronouncements

The Company’s management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Note 4—License Acquired

On March 23, 2020, the Company entered into a worldwide nonexclusive License Agreement (the “Agreement”) with NIH for the use of certain patents and tangible materials to be used in the development and commercialization of a vaccine for the SARS-CoV-2 virus. Under the terms of the Agreement, the Company was required to pay NIH an upfront nonrefundable fee of $30,000 and reimbursement of past patent prosecution costs totaling $11,739.

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Under the terms of the Agreement, the Company agreed to pay NIH a fee of $30,000 for each year prior the first commercial sale and $75,000 annually for each year after the first commercial sale. The Company also agrees to pay NIH certain payments ranging from $75,000 to $200,000 for reaching certain milestones identified in planned future clinical trials and approvals. Lastly, the Company agrees to pay NIH earned royalties of on net sales of the licensed products equal to a range of 0% to 5% of net sales, depending on the territory of the sale, and significant payments upon achieving cumulative net sales milestones.

In accordance with ASC 730-10-25-1, Research and Development, costs incurred in obtaining technology licenses are charged to research and development expense if the technology licensed has not reached technological feasibility and has no alternative future use. The license purchased by the Company requires substantial completion of research and development, regulatory and marketing approval efforts in order to reach technological feasibility. As such, the purchase price of the license acquired from NIH was classified as research and development expenses in the Statements of Operations. This purchase of the license was accounted for as an asset acquisition pursuant to ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, as the majority of the fair value of the assets acquired is concentrated in a group of similar assets, and the acquired assets did not have outputs or employees.

Note 5—Stockholder’s Deficit

Common Stock

The Company has authorized 10,000,000 shares of common stock, $0.01 par value per share, for issuance. Each share of common stock is entitled to one vote. Common stock owners are entitled to dividends when funds are legally available and declared by the Board. As of March 31, 2020, the Company had 10,000 shares of common stock issued and outstanding.

Common Stock Transactions

On March 10, 2020, the Company issued 10,000 shares of common stock, for $0.01 per share, to its founder in exchange for the founder incurring $100 of the Company’s formation costs.

Note 6—Commitments and Contingencies

Litigation

The Company is not a party to any material legal proceedings and is not aware of any pending or threatened claims. From time to time, the Company may be subject to various legal proceedings and claims that arise in the ordinary course of its business activities.

Note 7—Related Party Transactions

The Company has engaged the Chairman and sole stockholder of the Company pursuant to a consulting agreement through December 31, 2020, which calls for the Company to pay the consultant an hourly fee for services performed. During the period from March 9, 2020 (inception) to March 31, 2020, the Company incurred $160,000 in fees under the consulting agreement, which are recognized in general and administrative expenses in the Statement of Operations.

During the period from March 9, 2020 (inception) to March 31, 2020, the sole stockholder of the Company paid for the Company’s research and development expenses totaling $30,000 and for certain of the Company’s general and administrative expenses totaling $1,456.

As of March 31, 2020, the Company has outstanding payables to the Chairman and sole stockholder of the Company totaling $191,456.

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Note 8—Income Taxes

As of March 31, 2020, the Company has no net operating loss carryforwards available to reduce future taxable income, if any, for Federal and state income tax purposes, but has other deferred tax assets as presented below. The Company has no income tax affect resulting from the deferred tax assets due to the recognition of a full valuation allowance on the expected tax benefits of future loss carry forwards based on uncertainty surrounding realization of such assets.

The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

March 31, 2020
Deferred tax assets
In-process research and development	$10,234
Startup/Organizational Costs	50,132
Total deferred tax assets	60,366
Valuation allowance	(60,366)
Deferred tax assets, net of allowance	$—

A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

March 31, 2020
Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	3.5%
Federal tax rate change	0.0%
Valuation allowance	-24.5%
Income tax provision expense	0.0%

The Company’s major tax jurisdictions are the United States and Florida. The Company does not have any tax audits pending.

Note 9—Subsequent Events

Subsequent events have been evaluated through May 26, 2020, which is the date the financial statements were available to be issued. All appropriate subsequent event disclosures, if any, have been made in the notes to the financial statements.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the acquisition by Oragenics, Inc. (the “Company” or “Oragenics”) of Noachis Terra Inc. (“Noachis Terra”) pursuant to a Stock Purchase Agreement, dated as of May 1, 2020, (the “Acquisition”) by and among the Company, and Mr. Joseph Hernandez, the sole shareholder of Noachis Terra (the “Seller”) (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, the Company acquired one hundred percent (100%) of the total issued and outstanding common stock of Noachis Terra. In exchange, the Seller received the following: (i) cash consideration equal to $1,925,000, of which approximately $500,000 has been applied to extinguish Noachis Terra’s pre-Transaction liabilities (a portion of which were due to the Seller); (ii) 9,200,000 restricted shares of the Company’s common stock, and (iii) warrants to purchase 9,200,000 shares of the Company’s common stock, which warrants carry an exercise price of $1.25 per share, a five-year term, and subject to additional exercise restrictions as defined in the Stock Purchase Agreement. In addition to the above consideration, the Seller is entitled to receive contingent consideration based upon the exercise of certain of the Company’s outstanding warrants, for so long as the warrants remain outstanding.

The following pro forma condensed combined balance sheet information as of March 31, 2020 is based upon and derived from the historical financial information of the Company and Noachis Terra and gives effect to the Acquisition as if such transaction had occurred on March 31, 2020. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2020 and for the year ended December 31, 2019 are also based upon and derived from the historical financial information of the Company and Noachis Terra and gives effect to the Acquisition as if it occurred on January 1, 2019. The historical financial information reflects adjustments that are (i) directly attributable to the Acquisition, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations, are expected to have a continuing impact on the results of operations. The pro forma adjustments are preliminary and are based upon available information and certain assumptions, as described in the accompanying notes to the unaudited pro forma condensed combined financial information, that the Company believes are reasonable under the circumstances and which are described in the accompanying notes to the unaudited pro forma condensed combined financial information. Actual results and valuations may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

The Acquisition will be accounted for as a business combination using the acquisition method of accounting under the provisions of Accounting Standards Codification (“ASC”) 805, Business Combinations, (“ASC 805”). Under ASC 805, assets acquired and liabilities assumed are generally recorded at their acquisition date fair value. The fair value of identifiable tangible and intangible assets acquired and liabilities assumed from the Acquisition are based on preliminary estimates of fair value utilizing currently available information. Any excess of the purchase price over the fair value of identified assets acquired and liabilities assumed is recognized as goodwill. Significant judgment is required in determining the estimated fair values of the net assets acquired, including in-process research and development intangible assets (“IPR&D”). Such a valuation requires estimates and assumptions including, but not limited to, estimating future cash flows and direct costs in addition to developing the appropriate discount rates and current market profit margins.

The unaudited pro forma condensed combined financial information has been prepared in accordance with SEC Regulation S-X Article 11 and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the transactions been completed as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience. In addition, the accompanying unaudited pro forma condensed combined statement of operations do not include any pro forma adjustments to reflect expected cost savings or restructuring actions which may be achievable or the impact of any non-recurring expenses and one-time transaction related costs that may be incurred as a result of the Acquisition.

The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2019 and in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as well as the historical financial statements of Noachis Terra included in Exhibit 99.1 to the Company’s Form 8-K/A.

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Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2020

		Noachis	Pro Forma		Pro Forma
	Oragenics(1)	Terra(2)	Adjustments	Note 3	Combined

Assets
Current assets:
Cash and cash equivalents	$14,372,105	$-	$(1,925,000)	(a)	$12,447,105
Prepaid expense and other current assets	328,674	-	-		328,674
Total current assets	14,700,779	-	(1,925,000)		12,775,779
Property and equipment, net	79,654	-	-		79,654
Operating lease right-of-use assets	781,674	-	-		781,674
Goodwill	-	-	3,651,617	(c)	3,651,617
Intangible assets	-	-	8,200,000	(c)	8,200,000
Total assets	$15,562,107	$-	$9,926,617		$25,488,724

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$1,786,671	$54,635	$(54,635)	(a)	$1,986,671
			200,000	(d)
Accounts payable to related party	-	191,456	(191,456)	(a)	-
Short-term notes payable	70,847	-	-		70,847
Operating lease liabilities	167,864	-	-		167,864
Contingent consideration	-	-	173,918	(a)	173,918
Total current liabilities	2,025,382	246,091	127,827		2,399,300

Long-term liabilities:
Operating lease liabilities	627,723	-	-		627,723
Deferred tax liabilities	-	-	1,722,000	(c)	1,722,000
Total long-term liabilities	627,723	-	1,722,000		2,349,723

Commitments and contingencies

Shareholders’ equity (deficit)
Preferred stock	7,174,854	-	-		7,174,854
Common Stock	46,125	100	9,200	(a)	55,325
			(100)	(b)
Additional paid-in capital	138,890,067	-	8,021,499	(a)	146,911,566
Accumulated deficit	(133,202,044)	(246,191)	246,191	(b)	(133,402,044)
			(200,000)	(d)
Total shareholders’ equity (deficit)	12,909,002	(246,091)	8,076,790		20,739,701
Total liabilities and shareholders’ equity (deficit)	$15,562,107	$-	$9,926,617		$25,488,724

(1) Derived from the Oragenics unaudited balance sheet as of March 31, 2020.

(2) Derived from the Noachis Terra audited balance sheet as of March 31, 2020.

See the accompanying notes to the unaudited pro forma condensed combined financial statements.

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Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2020

		Noachis	Pro Forma		Pro Forma
	Oragenics(1)	Terra(2)	Adjustments	Note 3	Combined

Operating expenses:
Research and development	$3,712,679	$41,739	$-		$3,754,418
General and administrative	1,519,083	204,452	-		1,723,535
Total operating expenses	5,231,762	246,191	-		5,477,953
Loss from operations	(5,231,762)	(246,191)	-		(5,477,953)
Other income (expense)
Interest income	44,515	-	-		44,515
Interest expense	(1,708)	-	-		(1,708)
Local business tax	(600)	-	-		(600)
Miscellaneous income	1,795	-	-		1,795
Total other income, net	44,002	-	-		44,002
Loss before income taxes	(5,187,760)	(246,191)	-		(5,433,951)
Income tax benefit	-	-	-		-
Net loss	$(5,187,760)	$(246,191)	$-		(5,433,951)

Net loss per share:
Basic and diluted	$(0.11)	$(24.62)	-		$(0.10)

Weighted average number of shares	46,124,803	10,000		(e)	55,324,803

(1) Derived from the Oragenics unaudited statement of operations for the three months ended March 31, 2020.

(2) Derived from the Noachis Terra audited statement of operations for the period from March 9, 2020 (inception) through March 31, 2020.

See the accompanying notes to the unaudited pro forma condensed combined financial statements.

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Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2019

		Noachis	Pro Forma		Pro Forma
	Oragenics(1)	Terra(2)	Adjustments	Note 3	Combined

Operating expenses:
Research and development	$12,120,318	$-	$-		$12,120,318
General and administrative	3,757,251	-	-		3,757,251
Total operating expenses	15,877,569	-	-		15,877,569
Loss from operations	(15,877,569)	-	-		(15,877,569)
Other income (expense)
Interest income	320,011	-	-		320,011
Interest expense	(7,300)	-	-		(7,300)
Local business tax	(1,601)	-	-		(1,601)
Miscellaneous income	456	-	-		456
Total other income, net	311,566	-	-		311,566
Loss before income taxes	(15,566,003)	-	-		(15,566,003)
Income tax benefit	-	-	-		-
Net loss	$(15,566,003)	$-	$-		(15,566,003)

Net loss per share:
Basic and diluted	$(0.37)	$-	-		$(0.30)

Weighted average number of shares	42,283,947	-	9,200,000	(e)	51,483,947

(1) Derived from the Oragenics unaudited statement of operations for the three months ended March 31, 2020.

(2) Noachis Terra was formed on March 9, 2020 and therefore historical information for the year ended December 31, 2019 is not applicable.

See the accompanying notes to the unaudited pro forma condensed combined financial statements.

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Notes to the Unaudited Pro Forma Condensed Combined Financial Information

Note 1—Description of Transaction and Basis of Presentation

Description of Transaction

On May 1, 2020, the Company completed its acquisition of Noachis Terra pursuant to the Stock Purchase Agreement. The Company acquired one hundred percent (100%) of the total issued and outstanding common stock of Noachis Terra for, (i) cash consideration equal to $1,925,000, (ii) 9,200,000 restricted shares of the Company’s common stock, and (iii) warrants to purchase 9,200,000 shares of the Company’s common stock. In addition the Seller is entitled to receive contingent consideration based upon the exercise of certain of the Company’s outstanding warrants.

Basis of Presentation

The unaudited pro forma condensed combined financial statements are based on the Company’s and Noachis Terra’s historical financial statements as adjusted to give effect to the Acquisition. The unaudited pro forma condensed combined balance sheet as of March 31, 2020 gives effect to the Acquisition as if it had occurred on March 31, 2020. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2020 and the year ended December 31, 2019 give effect to the Acquisition as if it had occurred on January 1, 2019, however, Noachis Terra was formed on March 9, 2020 and therefore historical information for the year ended December 31, 2019 is not applicable.

The historical financial information of the Company has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to pro forma events that are (i) directly attributable to the Acquisition, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations, are expected to have a continuing impact on the results of operations. The Acquisition will be accounted for as a business combination using the acquisition method of accounting under the provisions ASC 805. The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting, which requires, among other things, that assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date. The adjustments to reflect the acquisition method of accounting are preliminary and are based upon available information and certain assumptions which management believes are reasonable under the circumstances.

Note 2—Preliminary consideration and purchase price allocation

The following table summarizes the components of the total estimated consideration:

Cash consideration(i)	$1,925,000

Number of Oragenics restricted shares issued	9,200,000
Multiplied by the fair value per share of Oragenics common stock(ii)	$0.5030
Common stock consideration	4,627,600

Number of Oragenics warrants issued	9,200,000
Multiplied by the fair value of Oragenics warrants(iii)	$0.3699
Estimated fair value of warrant consideration	3,403,099

Estimated fair value of contingent consideration(iv)	173,918
Total estimated consideration	$10,129,617

(i)	Represents the cash consideration, of which a portion was applied to extinguish Noachis Terra’s pre-acquisition liabilities.

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(ii)	Represents the closing price of the Company’s common stock as reported on the NYSE on May 1, 2020.

(iii)	Represents the estimated fair value of warrants issued as consideration. The fair value was calculated under the Black-Scholes option pricing model, with the following assumptions: strike price of $1.25, risk free interest rate of 0.36%; expected volatility of 121%, effective life of 5.0 years and dividend yield of zero. The Company has preliminary determined the exercise features of these warrants would be afforded equity treatment.

(iv)	Represents the estimated fair value of contingent consideration. Pursuant to the terms of the Stock Purchase Agreement, the Seller is entitled to receive contingent consideration based upon the exercise of certain of the Company’s outstanding warrants as follows: (i) twenty percent (20%) of the cash proceeds received by the Company upon exercise of the Company’s warrants carrying an exercise price of $0.75 and $0.90 and (ii) forty-five percent (45%) of the cash proceeds received by the Company upon exercise of the Company’s warrants carrying an exercise price of $1.00, in each case, for so long as the warrants remain outstanding. The fair value of the contingent consideration was calculated based on the estimated present value of probable exercise of the outstanding warrants.

The preliminary purchase price is as follows:

Indefinite-lived intangible assets (IPR&D)	$8,200,000
Goodwill	3,651,617
Deferred income taxes	(1,722,000)
Net assets acquired	$10,129,617

The fair value estimates are preliminary as the valuations have not yet been finalized. The final total consideration and amounts allocated to the acquired assets and liabilities could differ materially from the preliminary amounts presented in these unaudited pro forma condensed combined financial statements. A decrease in the fair value of assets or an increase in the fair value of liabilities from the preliminary valuations presented would result in a dollar-for-dollar corresponding increase in the amount of goodwill that will result from the Acquisition.

Note 3—Pro forma adjustments

(a) Represents the estimated fair value of consideration transferred in the Acquisition and settlement of Noachis Terra’s outstanding liabilities.

	Cash and cash equivalents	Contingent consideration	Common stock, $0.001 par value	Additional paid-in capital

Cash consideration	$1,925,000	$-	$-	$-
Common stock consideration	-	-	9,200	4,618,400
Estimated fair value of warrant consideration	-	-	-	3,403,099
Estimated fair value of contingent consideration	-	173,918	-	-
Total estimated consideration	$1,925,000	$173,918	$9,200	$8,021,499

As of March 31, 2020, Noachis Terra’s outstanding liabilities to be settled with the proceeds from the consideration transferred was $246,091.

(b) Represents the elimination of Noachis Terra’s historical common stock and accumulated deficit.

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(c) Represents the preliminary purchase price allocation of the Acquisition, based on the estimated fair values of the acquired assets.

Indefinite-lived intangible assets (IPR&D): IPR&D represents incomplete research and development projects at Noachis Terra. Management estimated that $8.2 million of the acquisition consideration represents the fair value of acquired IPR&D. The fair value of IPR&D was determined using the income approach that took into consideration information and certain program-related documents and forecasts prepared by management. The fair value of IPR&D will be capitalized as of the acquisition date and subsequently accounted for as an indefinite-lived intangible asset until completion or abandonment of the associated research and development efforts. Accordingly, during the development period after the completion of the acquisition, these assets will not be amortized into earnings; instead, these assets will be subject to periodic impairment testing. Upon successful completion of the development process for an acquired IPR&D project, determination as to the useful life of the asset will be made. The asset would then be considered a finite-lived intangible asset and amortization of the asset into earnings would begin over the estimated useful life of the asset.

Goodwill: Goodwill represents the excess of the preliminary estimated acquisition consideration over the preliminary fair value of the underlying net tangible and intangible assets. Goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment. In the event management determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of the impairment during the period in which the determination is made.

Deferred tax liabilities: Deferred tax assets and liabilities arise from acquisition accounting adjustments where book values of certain assets and liabilities differ from their tax bases. The deferred tax liability represents the estimated deferred tax liability associated with the fair value of intangible assets using an estimated federal and state statutory rate of 21%.

(d) Represents $200,000 of estimated acquisition-related costs for the Company. Such costs have not been reflected in the pro forma statements of operations as they are nonrecurring.

(e) Represents the increase in the weighted average shares outstanding due to the issuance of 9,200,000 shares common stock in connection with the Acquisition.

	Three Months ended March 31, 2020	Year ended December 31, 2019
Historical Oragenics—Basic and diluted weighted average number of shares	46,124,803	42,283,947
Shares issued in Acquisition	9,200,000	9,200,000
Pro forma—Basic and diluted weighted average number of shares	55,324,803	51,483,947

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APPENDIX D
REQUEST FOR INTERIM FINANCIAL STATEMENTS

Oragenics, Inc.

Request for Interim Financial Statements

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete and return this form to:

Oragenics, Inc.

Investor Relations

4902 Eisenhower Blvd., Suite 125

Tampa, Florida 33634

NAME:

ADDRESS:

POSTAL CODE:

I confirm that I am an owner of common stock of the Corporation.

SIGNATURE OF
SHAREHOLDER: DATE:

CUSIP: 684023203

SCRIP COMPANY CODE: ORGQ

D-1

APPENDIX E PROXY CARD

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

ORAGENICS, INC.

TO BE HELD AT THE offices of Shumaker, Loop, & Kendrick, Bank of America Plaza, 101 E Kennedy Blvd Suite 2800, Tampa, FL 33602 ON FRIDAY AUGUST 21, 2020, AT 9:00 A.M., LOCAL TIME.

The undersigned shareholder of Oragenics, Inc.(the “Company”), Tampa, Florida, hereby constitutes and appoints Dr. Alan Joslyn with full power of substitution or in the place of the foregoing, Michael Sullivan as proxy holder, for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Shareholders or at any adjournments thereof , upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Shareholders and Proxy Statement, both dated July 13, 2020, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals not submitted to the Company for a vote of the shareholders at the Annual Meeting of Shareholders within a reasonable time prior to the mailing of the proxy materials, as well as on the election of any person as a Director if a Director nominee named in Proposal I is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting of Shareholders. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting of Shareholders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of the Directors listed on the reverse side and FOR Proposals II, III AND IV.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORAGENICS, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE. The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

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PROXY

A. PROPOSALS – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals II, III and IV.

Proposal I: Election of Directors. On the proposal to elect the following Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

Dr. Frederick W. Telling	For [ ]	Withhold Authority [ ]
Dr. Alan Joslyn	For [ ]	Withhold Authority [ ]
Robert C. Koski	For [ ]	Withhold Authority [ ]
Charles L. Pope	For [ ]	Withhold Authority [ ]
Dr. Alan Dunton	For [ ]	Withhold Authority [ ]
Kimberly M. Murphy	For [ ]	Withhold Authority [ ]

Proposal II: Advisory vote on executive compensation.

[ ] For	[ ] Against	[ ] Abstain

Proposal III: To approve the issuance of up to 9,200,000 shares of Common Stock upon the exercise of the NTI Transaction Warrants;

[ ] For	[ ] Against	[ ] Abstain

Proposal IV: Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2020.

[ ] For	[ ] Against	[ ] Abstain

B. Authorized Signatures – This section must be completed for your vote to be counted. — Date and Sign Below.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Shares Held: ______________________________________

Signature of Shareholder_____________________________

Signature of Shareholder (If held jointly) __________________

Dated:_____________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

E-2